UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Cigna Corporation
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2015 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
CIGNA CORPORATION

Wednesday, April 22, 2015 at 8:00 A.M.

Windsor Marriott Hotel, Ballroom 4 l 28 Day Hill Road l Windsor, CT 06095

March 13, 2015

900 Cottage Grove Road
Bloomfield, Connecticut 06002

Dear Cigna Shareholder:

On behalf of the Cigna Corporation Board of Directors, our senior leadership team and our Cigna colleagues around the globe, we are pleased to invite you to attend our 2015 Annual Meeting of Shareholders on April 22, 2015. The attached Notice of Annual Meeting of Shareholders and proxy statement contain important information about the business to be conducted at the Annual Meeting.

Over this past year, Cigna's strong financial and operating performance continued. In the face of a challenging and dynamic environment, 2014 represented a fifth consecutive year of delivering competitively attractive financial results for our shareholders. This track record of outstanding results and differentiated shareholder returns continues to be driven by Cigna's global mission and the disciplined execution of our strategy. We continue to effectively invest in our capabilities and expand our offerings in new and existing geographies while driving innovation to deliver value to the market, including new incentive programs with our engaged customers and providers.

We are positioning our company to grow and win in a rapidly changing market environment. By embracing change and leveraging our four critical capabilities — insights, localization, personalization and talent — we will drive value creation over the long-term. Our ability to leverage these differentiated capabilities across our Company, effectively deploy capital, and take advantage of new and emerging market opportunities, are the forces behind our goal of doubling our revenues over the next seven to eight years.

In this proxy statement, you will find more detail on our pay-for-performance philosophy. Our compensation program ensures that the interests of Cigna's executives are well aligned with the goals of our Company through a reward and incentive program based on disciplined measures of Company and individual performance.

We believe that strong corporate governance provides the foundation for financial integrity, shareholder confidence and attractive performance. During 2014, we continued our commitment to strong corporate governance practices, with a Board of Directors that is diverse in terms of its composition, skills and experience and a Board self-assessment that was conducted by an independent third party.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. Please review the instructions on each of your voting options described in the Important Notice Regarding the Availability of Proxy Materials. Additional instructions on how to vote can be found on pages 7 through 10 of the proxy statement.

We look forward to seeing you at the 2015 Annual Meeting. As always, thank you for your continued support of Cigna.

Sincerely,
/s/ David M. Cordani David M. Cordani President and Chief Executive Officer	/s/ Isaiah Harris, Jr. Isaiah Harris, Jr. Chairman of the Board

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NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS

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Date and Time:	Wednesday, April 22, 2015 at 8:00 a.m.
Place:	Windsor Marriott Hotel, Ballroom 4 28 Day Hill Road Windsor, Connecticut 06095
Items of Business:	Proposal 1: Election of the three director nominees for terms expiring in April 2018.
Proposal 2: Advisory approval of executive compensation.
Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2015.
Consideration of any other business properly brought before the meeting.
Record Date:
Monday, February 23, 2015. Only Cigna shareholders of record at the close of business on the record date are entitled to receive this notice and vote at the meeting and any adjournment or postponement of the meeting.
Proxy Voting:
Your vote is very important, regardless of the number of shares you own. We urge you to promptly vote by telephone, by using the Internet, or, if you received a proxy card or instruction form, by completing, dating, signing and returning it by mail. For instructions on voting, please see Questions and Answers about Voting beginning on page 7.

March 13, 2015
By order of the Board of Directors,
/s/ Neil Boyden Tanner Neil Boyden Tanner Corporate Secretary

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting of Shareholders
To Be Held on April 22, 2015

The Notice of Annual Meeting, Proxy Statement and Annual Report for
the fiscal year ended December 31, 2014 are available at www.envisionreports.com/ci.

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PROXY STATEMENT SUMMARY

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We provide below highlights of certain information in this proxy statement. This is only a summary — please refer to the complete proxy statement and 2014 annual report before you vote.

MISSION AND STRATEGY

Cigna's mission is to improve the health, well-being and sense of security of the people we serve in our more than 85 million customer relationships around the globe. This mission and focus on delivering value for our customers is at the center of what we do every day. Creating value for our customers, and in turn, our shareholders, is a direct result of the effective execution of our Go Deep, Go Global, Go Individual strategy that we implemented in 2010.

We believe that our success in executing our strategy in 2014 and during the past several years provides a strong foundation from which we can continue to deliver competitively attractive earnings, revenue growth and free cash flow that can be deployed to create additional value for Cigna shareholders. To achieve our goals, we have built a guiding framework around three components: leveraging our core capabilities in existing businesses; effectively deploying capital; and pursuing new and emerging opportunities. We continue to invest in new capabilities, personalize our product and service offerings, and expand our geographic footprint. We believe that our guiding framework will continue to drive differentiated value for our customers and shareholders.

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 1

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PROXY STATEMENT SUMMARY   (CONTINUED)

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BUSINESS PERFORMANCE

In 2014, Cigna delivered its fifth consecutive year of competitively attractive financial results. Consolidated revenue increased 8% over 2013 to $34.9 billion, with each business segment delivering strong growth. Consolidated adjusted income from operations* increased to $2.0 billion compared with $1.93 billion for 2013. This reflects strong revenue growth, continued effective medical cost management and disciplined expense management. The following charts illustrate our track record of consistent growth.

  * We encourage you to review our Annual Report on Form 10-K for the year ended December 31, 2014 for more complete financial information. Consolidated adjusted income from operations is the principal measure we use to assess profitability but it is not a financial measure calculated in accordance with generally accepted accounting principles in the United States (GAAP). For a reconciliation of consolidated adjusted income from operations to the most directly comparable GAAP financial measure, which is shareholders' net income, see Annex A.

TOTAL SHAREHOLDER RETURN

The chart below shows our TSR as of December 31, 2014, on a one-, three- and five-year basis. For Cigna's TSR relative to its current peer group and the S&P 500 Index, see page 43. In addition, in 2014, we repurchased 18.5 million shares of our stock for approximately $1.6 billion.

Total Shareholder Return

2 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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PROXY STATEMENT SUMMARY   (CONTINUED)

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BOARD OF DIRECTORS

Current Directors	Age	Occupation	Current Term Expiration	Committee Memberships

Isaiah Harris, Jr.	62	Former President and Chief Executive Officer of AT&T Advertising & Publishing — East	2016	Chairman of the Board Executive (Chair)
David M. Cordani	49	President and Chief Executive Officer of Cigna	2016	Executive
Eric J. Foss	56	Chairman, President and Chief Executive Officer of ARAMARK Corporation	2017	Corporate Governance People Resources
Michelle D. Gass	46	Chief Customer Officer of Kohl's Corporation	2017	Audit Corporate Governance
Jane E. Henney, M.D.	67	Former Senior Vice President, Provost and Professor of Medicine, University of Cincinnati College of Medicine	2016	Corporate Governance (Chair) Executive People Resources
Roman Martinez IV	67	Private Investor	2017	Audit Finance
John M. Partridge	65	Former President of Visa, Inc.	2015	Executive Finance (Chair) People Resources
James E. Rogers	67	Former Chairman, President and Chief Executive Officer of Duke Energy Corporation	2015	Audit Finance
Eric C. Wiseman	59	Chairman, President and Chief Executive Officer of VF Corporation	2015	Finance People Resources
Donna F. Zarcone	57	President and Chief Executive Officer of The Economic Club of Chicago	2016	Audit (Chair) Executive Finance
William D. Zollars	67	Former Chairman, President and Chief Executive Officer of YRC Worldwide, Inc.	2017	Executive Corporate Governance People Resources (Chair)

CORPORATE GOVERNANCE

Cigna is committed to ensuring strong corporate governance practices on behalf of our shareholders. We believe that strong corporate governance provides the foundation for financial integrity, shareholder confidence and attractive performance.

Our key governance practices include:

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All directors, other than Mr. Cordani, are independent.

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Independent Chairman and independent Audit, Corporate Governance, Finance and People Resources Committees.

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Director elections by majority voting.

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Majority of director compensation delivered in Cigna common stock.

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Robust Board and committee self-evaluation process.

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Meaningful stock ownership guidelines for directors and executives.

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Strong pay-for-performance executive compensation program.

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Best practices change of control provisions — "double-trigger" vesting of equity and no tax-gross up for executives.

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Annual public disclosure of political contributions and lobbying activity.

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 3

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PROXY STATEMENT SUMMARY   (CONTINUED)

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EXECUTIVE COMPENSATION

Cigna's executive compensation program is based on the philosophy that executive pay should strongly align with the interests of our shareholders, directly link to Company and individual performance, and attract and retain executive talent. We believe the achievement of our corporate goals will result in the creation of meaningful and sustained long-term value for our shareholders. In 2014, our shareholders overwhelmingly cast advisory votes in favor of our executive compensation program, with 94.7% of votes cast in favor.

The primary principles underlying our compensation philosophy are to:

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Motivate superior enterprise results with appropriate consideration of risk and while maintaining commitment to the Company's ethics and values.

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Align the interests of the Company's executives with those of its shareholders and reward the creation of long-term value for Cigna shareholders.

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Emphasize performance-based short-term and long-term compensation over fixed compensation.

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Reward the achievement of favorable long-term financial results more heavily than the achievement of short-term results.

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Provide market competitive compensation opportunities designed to attract and retain highly qualified executives.

The target pay mix for the Chief Executive Officer and the other named executive officers during 2014 reflects these principles, as shown in the charts below. The percentages shown below are targets only and will not match the percentages calculable from the compensation reflected in the Summary Compensation Table on page 73.

4 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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PROXY STATEMENT SUMMARY   (CONTINUED)

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VOTING MATTERS AND BOARD RECOMMENDATIONS

Proposals	Board's Recommendation

Proposal 1. Election of Directors. The Board and the Corporate Governance Committee believe that the three director nominees, John M. Partridge, James E. Rogers and Eric C. Wiseman, bring a combination of qualifications, skills and experience that is required for a well-rounded Board. Each director nominee has proven leadership ability, good judgment and has been an active and valued participant on the Board during his tenure.

FOR each of the nominees

Proposal 2. Advisory Approval of Executive Compensation. The Board believes that Cigna's executive compensation program design effectively aligns the interests of our executive officers with those of our shareholders by tying a significant portion of their compensation to Cigna's performance and rewarding our executive officers for the creation of long-term value for Cigna's shareholders. Because your vote is advisory, it will not be binding upon the Board. However, the Board and People Resources Committee value your opinion and will review and consider the voting results when making future executive compensation decisions.

FOR

Proposal 3. Ratification of the Appointment of PriceWaterhouseCoopers LLP as our Independent Registered Accounting Firm for 2015. The Audit Committee approved the appointment of PricewaterhouseCoopers LLP as Cigna's independent registered public accounting firm for 2015. The Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm is in the best interests of the Company and its shareholders. As a matter of good corporate governance, the Board is seeking shareholder ratification of the appointment.

FOR

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 5

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INFORMATION ABOUT THE 2015 ANNUAL MEETING

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

Why did I receive proxy materials? What is included in the proxy materials?

Our Board of Directors is soliciting your proxy to vote at the 2015 Annual Meeting of Shareholders. You received proxy materials because you owned shares of Cigna common stock on February 23, 2015, the record date, and that entitles you to vote at the Annual Meeting.

Proxy materials include the notice of annual meeting of shareholders, the proxy statement and our annual report on Form 10-K for the year ended December 31, 2014. If you received paper copies, the proxy materials also include a proxy card or voting instruction form. The proxy statement describes the matters on which the Board of Directors would like you to vote, and provides information about Cigna that we must disclose under Securities and Exchange Commission (SEC) regulations when we solicit your proxy.

Your proxy will authorize specified persons, each of whom also are referred to as a proxy, to vote on your behalf at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the meeting in person. The written document by which you authorize a proxy to vote on your behalf is referred to as a proxy card.

Why did I receive a "Notice of the Internet Availability of Proxy Materials" instead of printed copies of the proxy statement and annual report?

Cigna has elected to take advantage of the SEC's rule that allows us to furnish proxy materials to you online. On March 13, 2015, we mailed to shareholders a notice of the Internet availability of proxy materials containing instructions on how to access our proxy materials online. We believe electronic delivery will lower costs and reduce the environmental impact of our Annual Meeting because we will print and mail fewer full sets of materials.

You may request to receive printed proxy materials by following the instructions contained in the notice of Internet availability. You also may contact Cigna Shareholder Services at the address listed on page 99.

How can I get electronic access to the proxy materials?

The proxy materials are available for viewing at www.envisionreports.com/ci. The notice of Internet availability of proxy materials also provides instructions on how to:

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view our proxy materials on the Internet;

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vote your shares after you have viewed the proxy materials; and

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select a future delivery preference of paper or electronic copies of the proxy materials.

For shareholders who received a printed copy of our materials, you still may choose to receive proxy materials electronically in the future. If you choose to do so, you will receive an email with instructions containing electronic links to the proxy materials for next year's annual meeting and the proxy voting site.

If you hold your shares through a bank, broker or other custodian, you also may have the opportunity to receive the proxy materials electronically. Please check the information contained in the documents provided to you by your bank, broker or other custodian.

We encourage you to take advantage of the availability of the proxy materials electronically to help reduce the environmental impact of the Annual Meeting.

6 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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INFORMATION ABOUT THE 2015 ANNUAL MEETING   (CONTINUED)

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QUESTIONS AND ANSWERS ABOUT VOTING

What am I voting on at the Annual Meeting?

Proposal	Item	Board's Vote Recommendation	Page
1	Election of the three director nominees named in this proxy statement for terms expiring in April 2018	Vote FOR each of the nominees	11
2	Advisory approval of executive compensation	Vote FOR	40
3	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2015	Vote FOR	91

Could other matters be decided at the Annual Meeting?

We are not aware of any other matters that will be presented and voted upon at the Annual Meeting. The proxies will have discretionary authority, to the extent permitted by law, to decide how to vote on other matters that may come before the Annual Meeting.

How many votes can be cast by all shareholders?

Each share of Cigna common stock is entitled to one vote on each of the three directors to be elected and one vote on each of the other matters properly presented at the Annual Meeting. We had 258,518,549 shares of common stock outstanding and entitled to vote on February 23, 2015.

How many votes must be present to hold the Annual Meeting?

At least two-fifths of the issued and outstanding shares entitled to vote, or 103,407,420 shares, present in person or by proxy, are needed for a quorum to hold the Annual Meeting. Abstentions and broker non-votes (discussed below) are included in determining whether a quorum is present. We urge you to vote by proxy even if you plan to attend the Annual Meeting. This will help us know that enough votes will be present to hold the meeting.

How many votes are needed to approve each proposal? How do abstentions or broker non-votes affect the voting results?

The following table summarizes the vote threshold required for approval of each proposal and the effect on the outcome of the vote of abstentions and uninstructed shares held by brokers (referred to as broker non-votes). When a beneficial owner does not provide voting instructions to the institution that holds the shares in street

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 7

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INFORMATION ABOUT THE 2015 ANNUAL MEETING   (CONTINUED)

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name, brokers may not vote those shares in matters deemed non-routine. Proposals 1 and 2 below are non-routine matters.

Proposal Number	Item	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of directors	Majority of votes cast	No effect	Not voted/No effect
2	Advisory approval of executive compensation	Majority of shares present and entitled to vote	Counted "against"	Not voted/No effect
3	Ratification of the appointment of independent auditor	Majority of shares present and entitled to vote	Counted "against"	No broker non-votes; shares are voted by brokers in their discretion

Signed but unmarked proxy cards will be voted "for" proposals 1, 2 and 3. Shares held by the Cigna Stock Fund of the Cigna 401(k) Plan that are not voted timely or properly, will be voted by the plan trustees as instructed by Cigna's Retirement Plan Committee.

How do I vote if I own shares as a record holder?

If your name is registered on Cigna's shareholder records as the owner of shares, you are the "record holder." If you hold shares as a record holder, there are four ways that you can vote your shares.

  Over the Internet.  Vote at www.envisionreports.com/ci. The Internet voting system is available 24 hours a day until 11:59 p.m. Eastern Time on Tuesday, April 21, 2015. Once you enter the Internet voting system, you can record and confirm (or change) your voting instructions.

  By telephone.  Use the telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern time on Tuesday, April 21, 2015. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.

  By mail.  If you received a proxy card, mark your voting instructions on the card and sign, date and return it in the postage-paid envelope provided. If you received only a notice of Internet availability but want to vote by mail, the notice includes instructions on how to request a paper proxy card. For your mailed proxy card to be counted, we must receive it before 8:00 a.m. Eastern Time on Wednesday, April 22, 2015.

  In person.  Attend the Annual Meeting, or send a personal representative with a valid legal proxy.

Please note that you cannot vote using the notice of Internet availability of proxy materials. The notice identifies the items of business and describes how to vote, but you cannot vote by marking the notice and returning it.

How do I vote if my Cigna shares are held by a bank, broker or custodian?

If your shares are held by a bank, broker or other custodian (commonly referred to as shares held "in street name"), the holder of your shares will provide you with a copy of this proxy statement, a voting instruction form and directions on how to provide voting instructions. These directions may allow you to vote over the Internet or by telephone. Unless you provide voting instructions, your shares will not be voted on any matter except for ratifying the appointment of our independent auditors. To ensure that your shares are counted in the election of directors and the advisory approval of executive compensation, we encourage you to provide instructions on how to vote your shares.

8 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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INFORMATION ABOUT THE 2015 ANNUAL MEETING   (CONTINUED)

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If you hold shares in street name and want to vote in person at the Annual Meeting, you will need to ask your bank, broker or custodian to provide you with a valid legal proxy. You will need to bring the proxy with you to the Annual Meeting in order to vote. Please note that if you request a legal proxy from your bank, broker or custodian, any previously executed proxy will be revoked and your vote will not be counted unless you vote in person at the Annual Meeting or appoint another valid legal proxy to vote on your behalf.

How do I vote if my Cigna shares are held by Fidelity or Computershare in an employee stock account?

Employee stock accounts maintained by Fidelity hold unvested restricted stock. Employee stock accounts maintained by Computershare hold former restricted stock that has vested and shares acquired through an option exercise. You are the record holder of shares in either of these accounts and you should follow the rules above for voting shares held as a record holder.

Can I vote if I have money in the Cigna Stock Fund of the Cigna 401(k) Plan?

Yes, if you have money invested in the Cigna Stock Fund of the Cigna 401(k) Plan, you may provide voting instructions as to the number of shares allocated to your account on the record date. However, you have an earlier deadline for submitting voting instructions. Your voting instructions must be received by 11:59 p.m. Eastern time on Thursday, April 16, 2015. You may vote over the Internet, by telephone or by mail (as described above), but you may not vote shares allocated to your 401(k) accounts in person at the Annual Meeting. The plan trustees will vote such shares in accordance with your voting instructions if they are received timely. If you do not send instructions by the April 16, 2015 deadline, you do not vote or you return your proxy card with unclear voting instructions or no voting instructions, the plan trustees will vote the number of shares allocated to your 401(k) account as instructed by Cigna's Retirement Plan Committee. Your voting instructions will be kept confidential under the terms of the plan.

Shares allocated to your 401(k) account and shares held in an employee stock account with Fidelity or Computershare may be aggregated on one proxy card. Please note that if voting instructions are submitted after 11:59 p.m. Eastern time on Thursday, April 16, 2015, your vote will be counted for any shares held in your employee stock accounts at Fidelity or Computershare, but not with respect to shares allocated to your 401(k) account.

Can I change my vote?

Yes. If you are a record holder, you may:

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Enter new instructions by telephone or Internet voting before 11:59 p.m. Eastern time on Tuesday, April 21, 2015;

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Send a new proxy card with a later date than the card submitted earlier. We must receive your new proxy card before 8:00 a.m. Eastern Time on Wednesday, April 22, 2015;

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Write to the Corporate Secretary at the address listed on page 98. Your letter should contain the name in which your shares are registered, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Your letter must be received by the Corporate Secretary before 8:00 a.m. Eastern Time on Wednesday, April 22, 2015; or
2015 Notice of Annual Meeting of Shareholders and Proxy Statement 9

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INFORMATION ABOUT THE 2015 ANNUAL MEETING   (CONTINUED)

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Vote in person (or send a personal representative with a valid proxy) at the Annual Meeting after revoking your proxy by letter to the Corporate Secretary.

If you hold your shares in street name, you may:

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Submit new voting instructions in the manner provided by your bank, broker or other custodian; or

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Contact your bank, broker or other custodian to request a proxy to vote in person at the Annual Meeting.

Who will count the votes? Is my vote confidential?

Computershare has been appointed Inspector of Election for the Annual Meeting. The Inspector of Election will determine the number of shares outstanding, the shares represented at the Annual Meeting, the existence of a quorum, and the validity of proxies and ballots, and will count all votes and ballots.

All votes are confidential. Your voting records will not be disclosed to us, except as required by law, in contested Board elections or certain other limited circumstances.

Who pays for the proxy solicitation and how will Cigna solicit votes?

Cigna pays the cost of preparing our proxy materials and soliciting your vote. Proxies may be solicited on our behalf by our directors, officers, employees and agents by telephone, electronic or facsimile transmission or in person. We will enlist the help of banks and brokerage houses in soliciting proxies from their customers and reimburse them for their related out-of-pocket expenses. In addition, we have engaged Georgeson, Inc. to assist in soliciting proxies. Cigna will pay Georgeson a fee of approximately $15,000 plus reasonable out-of-pocket expenses.

Where can I find the voting results of the Annual Meeting?

We will publish the voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC. The Form 8-K will be available online at www.cigna.com/aboutus/sec-filings within four business days following the end of our Annual Meeting.

IMPORTANT INFORMATION IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

You must be able to show that you owned Cigna's common stock on the record date, February 23, 2015, in order to gain admission to the Annual Meeting. Please bring to the meeting the notice of Internet availability of proxy materials, a printed proxy card or a brokerage statement or letter from your broker verifying ownership of Cigna shares as of February 23, 2015. You also must bring a valid government-issued photo ID. Registration will begin at 7:30 a.m. Please note that you are not permitted to bring any cameras, recording equipment, electronic devices, large bags, briefcases or packages into the Annual Meeting.

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CORPORATE GOVERNANCE MATTERS

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ELECTION OF DIRECTORS (PROPOSAL 1)

The Board of Directors is elected by Cigna's shareholders. At the Annual Meeting, the Board is nominating for election by shareholders three directors for three-year terms expiring in 2018. The role of the Board, its leadership structure and governance practices are described below in the Governance Policies and Practices section beginning on page 25. This section describes the process for director elections and director nominations, identifies the director responsibilities and qualifications considered by the Board and the Corporate Governance Committee in selecting and nominating directors, and presents the biographies, skills and qualifications of the director nominees and those directors continuing in office.

PROCESS FOR DIRECTOR ELECTIONS

Cigna's Board of Directors is divided into three classes, each with a three-year term. In December 2012, the Board amended Cigna's By-Laws to provide for the phased elimination of the classified board structure. Under the amendment, shareholders will vote on the election of directors whose terms expire in 2016 for one-year terms beginning at the 2016 annual meeting of shareholders. A director (or his or her successor) who has been elected to a three-year term that does not expire at the 2016 annual meeting of shareholders will complete such three-year term, and thereafter will stand for election for a one-year term.

Cigna has adopted a majority voting standard for the election of directors in uncontested elections. Under this standard, each director must receive a majority of the votes cast with respect to that director. This means that the number of votes cast "for" a director nominee must exceed the number of votes cast "against" that nominee for the director to be elected. Each director has agreed to tender, and not withdraw, his or her resignation if he or she does not receive a majority of the votes cast at the Annual Meeting. The Corporate Governance Committee will make a recommendation to the Board on whether to accept the resignation. The Board has discretion to accept or reject the resignation. A director whose resignation is under consideration will not participate in the decisions of the Corporate Governance Committee or the Board concerning his or her resignation. In contested elections, the voting standard is a plurality of votes cast.

PROCESS FOR SELECTING AND NOMINATING DIRECTORS

Director Selection and Nomination Process

The Corporate Governance Committee retains a third-party search firm to assist in identifying and evaluating candidates for Board membership. The Corporate Governance Committee also considers suggestions for Board nominees submitted by shareholders, which are evaluated using the same criteria as new director candidates and current director nominees.

Once a potential candidate has been identified, the Corporate Governance Committee reviews the background of new director candidates and presents them to the Board for consideration. When considering director candidates and the current composition of the Board, the Corporate Governance Committee and the Board consider how each candidate's background, experiences, skills and/or prior board and committee service will contribute to the diversity of the Board. In addition, the Corporate Governance Committee and the Board consider the Company's business strategy and how each director candidate's background complements that strategy. Candidates interview with the Chair of the Corporate Governance Committee and the Chairman of the Board, as well as other members of the Board, as appropriate.

The Corporate Governance Committee assesses the Board's composition as part of the annual self-evaluation of the Board (described on page 28). When considering whether to nominate current directors for re-election,

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 11

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CORPORATE GOVERNANCE MATTERS   (CONTINUED)

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the Corporate Governance Committee and the Board review the Board's annual self-evaluation and the individual director's performance against the criteria for Board membership (identified below under Director Expectations and Qualifications). The Board considered its composition as part of its annual evaluation which, for 2014, was led by an independent third party. The Board may nominate for election and appoint to fill vacant or new Board positions only those persons who agree to adhere to the Company's majority voting standard (described above under Process for Director Elections).

Director Expectations and Qualifications

The Corporate Governance Committee, in consultation with the Board, has identified individual director expectations and qualifications, characteristics, skills and experience that it believes every member of the Board should have. In addition, the Corporate Governance Committee has developed a list of areas of experience that it believes contribute to a well-rounded Board. The Corporate Governance Committee and the Board take into consideration these criteria and the mix of experience as part of the director recruitment, selection, evaluation and nomination process. While the Board does not have a formal policy with regard to diversity, the Corporate Governance Committee works to ensure that the Board is comprised of individuals with expertise in fields relevant to Cigna's business, experience from different professions and industries, a diversity of age, ethnicity, gender and geographic location and a range of tenures to provide a balance of fresh perspective and continuity.

EXPECTATIONS OF EVERY DIRECTOR

Understand Cigna's businesses and the importance of the creation of shareholder value.

Participate in an active, constructive and objective way at Board and committee meetings.

Review and understand advance briefing materials.

Contribute effectively to the Board's evaluation of executive talent, compensation and succession planning.

Consult with and be available to the CEO and senior management.
Contribute effectively to the Board's assessment of strategy and risk.

Share expertise, experience, knowledge and insights as related to the matters before the Board.

Advance Cigna's business objectives and reputation.

Demonstrate an ongoing commitment to engage with the CEO and senior management outside of Board and committee meetings on matters affecting Cigna.

QUALIFICATIONS, CHARACTERISTICS, SKILLS AND EXPERIENCE OF EVERY DIRECTOR
Good judgment and strong commitment to ethics and integrity. Ability to analyze complex business and public policy issues and provide relevant input concerning strategy. Free of conflicts of interest.	Ability to assess different risks and impact on shareholder value. Contribution to the overall diversity (in its various forms) of the Board. High degree of achievement in their respective fields.

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CORPORATE GOVERNANCE MATTERS   (CONTINUED)

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AREAS OF EXPERIENCE FOR A DIVERSE BOARD
Business Leader
Chief executive officer, CEO-equivalent or a business unit leader with profit and loss responsibility for a company or business unit with annual revenues comparable to the revenue threshold for the Fortune 500.
Finance
Leadership position with responsibility for, or oversight of, public company financial reporting processes, capital markets, corporate finance and audit; experience focused on money-management, such as investment banks, credit card companies, consumer finance companies, stock brokerages, investment funds and insurance (other than health care/managed care).
Marketing and Consumer Insights
Leadership position with responsibility for, or oversight of, an organization's marketing, advertising or consumer insights function, product development or brand building; experience with organizations where substantially all business is conducted directly with end-user consumers.
International/Global	Leadership position with non-U.S. responsibilities and experience working outside of the United States.
Information Technology
Leadership position in an information technology organization or an organization's information technology function with responsibility for, or oversight of, development, installation, implementation, security or maintenance of computer systems, applications or digital informatics.
Healthcare and Delivery Systems
Experience with organizations that provide medical and/or health care services, or that seek to reduce health costs to patients through provision of care management and the use of innovative delivery system solutions.
Regulated Industry/Public Policy	Experience with organizations whose issues or purpose are largely guided by a regulatory, legislative or public policy framework; experience in government affairs or policy making.

BOARD OF DIRECTORS' NOMINEES

Upon the recommendation of the Corporate Governance Committee, the Board is nominating the three directors listed below for re-election for terms to expire in April 2018. All nominees have consented to serve, and the Board does not know of any reason why any nominee would be unable to serve. If a nominee becomes unavailable or unable to serve before the Annual Meeting, the Board may either reduce its size or designate another nominee. If the Board designates a nominee, your proxy will be voted for the substitute nominee.

Below are biographies, skills and qualifications for each of the nominees and for each of the directors continuing in office. Joseph P. Sullivan, who had served as a Cigna director since 2010, retired from the Board in February 2015 consistent with the Board's mandatory retirement age policy. Each of the director nominees currently serves on the Board. The Board believes that the combination of the various experiences, skills and qualifications represented contributes to an effective and well-functioning Board and that the nominees and directors continuing in office possess the qualifications, based on the criteria described above, to provide meaningful oversight of Cigna's business and strategy.

The Board of Directors unanimously recommends that shareholders vote FOR the nominees listed below.

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John M. Partridge, Former President of Visa, Inc.

Mr. Partridge, 65, has served on Cigna's Board since 2009. He currently chairs the Finance Committee and serves on the Executive and People Resources Committees.

Mr. Partridge served as President of Visa Inc., a publicly traded consumer credit company, from 2009 until 2013 and as Chief Operating Officer from 2007 to 2009. He joined Visa USA in October 1999 and served as President and Chief Executive Officer of Inovant (a Visa subsidiary) from 2000 to 2007 and as Interim President of Visa USA in 2007. From 1998 until joining Visa USA, Mr. Partridge served as Senior Vice President and Chief Information Officer of Unum Provident Corp., a publicly traded disability insurance company. From 1989 to 1998, Mr. Partridge was Executive Vice President for Credicorp Inc., a commercial banking, insurance and investment banking company, where he was responsible for consumer banking, technology and operations. Prior to joining Credicorp Inc., Mr. Partridge held various management positions with Wells Fargo Bank. Mr. Partridge has been a Director of Global Payments, Inc., a publicly traded provider of electronic transaction processing services, since 2013. His current term as a Director of Cigna began in 2012 and expires in 2015.

SKILLS AND QUALIFICATIONS

Business Leader.    Extensive senior leadership experience through his positions with Visa, Inc., Visa USA, Inovant, Unum and Credicorp.

Finance.    As President and CEO of Innovant, had direct oversight of financial operations, financial reporting, merger and acquisition activities and corporate restructurings. As President of Visa, involved with financial oversight and reporting and strategic transactions. Responsibilities at Credicorp provided significant financial services experience.

International/Global.     As President of Visa, responsibilities included international business leadership. Director of a large public company with extensive international operations. Responsibilities with Credicorp included international assignments.

Information Technology.    Experience managing and overseeing information technology investments in support of business objectives gained through each of his executive leadership positions, including as Chief Information Officer of Unum and as a director of Global Payments. As President of Inovant, oversaw Visa's electronic payment processing service.

Marketing and Consumer Insights.    Through his tenure with Visa, focused heavily on consumer credit and oversaw marketing, product, client service, support and processing services. As Executive Vice President of Credicorp, responsibilities included consumer banking.

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James E. Rogers, Former Chairman, President and Chief Executive Officer of Duke Energy Corporation

Mr. Rogers, 67, has served on Cigna's Board since 2007. He currently serves on the Audit and Finance Committees.

Mr. Rogers served as Chairman of Duke Energy Corporation, a publicly traded electric power company, from 2007 until 2013 and as the President and Chief Executive Officer from 2006 until 2013. He co-founded and has served as Chairman of Brightlight Foundation, a non-profit provider of globally accessible and affordable energy solutions, since 2011. He was formerly the Chairman, President and Chief Executive Officer of CINERGY Corp. (which merged with Duke Energy Corporation in 2006) from 1994 until 2006. Mr. Rogers has been a Director of Applied Materials, Inc., a publicly traded provider of equipment services and software, since 2008 and served as a director of Fifth Third Bancorp, a regional banking corporation from 1995 until 2009. He received recognition from the National Association of Corporate Directors as an NACD Directorship 100 "Class of 2011" member. His current term as a Director of Cigna began in 2012 and expires in 2015.

SKILLS AND QUALIFICATIONS

Business Leader.    Extensive senior leadership experience through his positions with Duke Energy and in the utility industry for 25 years. Over the course of his career, served on the boards of eight Fortune 500 companies.

Finance.    As President of Duke Energy, had oversight of financial operations, financial reporting, merger and acquisition activities and corporate restructurings. As a director of Fifth Third Bancorp, developed expertise in several facets of commercial and consumer financial services.

Regulated Industry/Public Policy.    Throughout his career at Duke Energy and CINERGY, operated in a heavily regulated environment and oversaw and implemented strategic policy initiatives. Before his corporate career, served as the Deputy General Counsel for the Federal Energy Regulatory Commission and as a partner in the law firm of Akin Gump Strauss Hauer & Feld in Washington D.C.

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Eric C. Wiseman, Chairman, President and Chief Executive Officer of VF Corporation

Mr. Wiseman, 59, has served on Cigna's Board since 2007. He currently serves on the Finance and People Resources Committee.

Mr. Wiseman has served as Chairman of VF Corporation, a publicly traded apparel and footwear company, since August 2008, as Chief Executive Officer since January 2008, and as President and a Director since 2006. He served as Chief Operating Officer of VF Corporation from 2006 to 2007; Executive Vice President, Global Brands from 2005 to 2006; Vice President and Chairman, Sportswear and Outdoor Coalitions from 2004 until 2005; and Vice President and Chairman, Global Intimates and Sportswear Coalition from 2003 until 2004. Mr. Wiseman has been a Director of Lowe's Companies, Inc., a publicly traded retail home improvement and appliance company, since 2011. His current term as a Director of Cigna began in 2012 and expires in 2015.

SKILLS AND QUALIFICATIONS

Business Leader.    Extensive senior leadership experience through his positions with VF Corporation.

Finance.    As Chairman, President and CEO of VF Corporation, has oversight of financial operations, merger and acquisition activities and corporate restructurings.

Marketing and Consumer Insights.    Through leadership roles at VF Corporation, oversees

marketing of 30 different brands through all channels of distribution, both domestically and internationally. As a director of Lowe's, focuses on end-user consumer-related issues.

International/Global.     Through leadership positions at VF Corporation, oversees operations and product sales in over 150 countries. Prior to joining VF Corporation, held executive leadership roles at Sara Lee Corporation which included international business leadership and international assignments.

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DIRECTORS WHO WILL CONTINUE IN OFFICE

David M. Cordani, President, Chief Executive Officer and Director, Cigna

Mr. Cordani, 49, has served on Cigna's Board since 2009. He currently serves on the Executive Committee.

Mr. Cordani has served as Cigna's Chief Executive Officer since December 2009 and as President since June 2008. He served as Chief Operating Officer from June 2008 until December 2009; President, Cigna HealthCare from 2005 until 2008; and Senior Vice President, Customer Segments & Marketing, Cigna HealthCare from 2004 until 2005. He has been employed by Cigna since 1991. Mr. Cordani has served as a director of General Mills, Inc., a publicly traded global manufacturer and marketer of branded consumer foods, since 2014. His current term as a Director of Cigna began in 2013 and expires in 2016.

SKILLS AND QUALIFICATIONS

Business Leader.    Executive leadership and management experience, including Mr. Cordani's current role as President and Chief Executive Officer of Cigna. His prior role as Chief Operating Officer also encompassed broad responsibility for Cigna's global business and corporate functions.

Finance.    Served as Business Financial Officer for Cigna's healthcare division and in senior roles in corporate accounting and planning. Formerly a CPA with public accounting experience at Coopers & Lybrand.

Marketing and Consumer Insights.    As Chief Executive Officer, leads Cigna's Go Deep, Go Global, Go Individual strategy, to deliver value in more than 85 million customer relationships around the world.

Information Technology.    Manages Cigna's information technology investments in support of business and strategic objectives.

Healthcare and Delivery Systems.    President and Chief Executive Officer of Cigna Corporation, a global health service company. Prior President of Cigna HealthCare business segment. Long tenure with Cigna provides Mr. Cordani with unique perspective of the evolution of the healthcare service sector and the innovation of health delivery models.

Regulated Industry/Public Policy.    Active in public policy related to the highly regulated healthcare industry and other global business markets.

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Eric J. Foss, Chairman, President and Chief Executive Officer of ARAMARK Corporation

Mr. Foss, 56, has served on Cigna's Board since 2011. He currently serves on the Corporate Governance and People Resources Committee.

Mr. Foss has been President, Chief Executive Officer and a Director of ARAMARK Corporation, a publicly traded provider of food services, facilities management and uniform services, since May 2012. He has also served as Chairman of the Board since February 2015. He served as Chief Executive Officer of Pepsi Beverages Company, a beverage manufacturer, seller and distributor and a division of PepsiCo, Inc., from 2010 until December 2011. He served with The Pepsi Bottling Group, Inc. as its Chairman and Chief Executive Officer from 2008 until 2010; President and Chief Executive Officer from 2006 until 2008; and Chief Operating Officer from 2005 until 2006. Mr. Foss has served on the Board of UDR, Inc., a publicly traded real estate investment trust, since 2003. His current term as a Director of Cigna began in 2014 and expires in 2017.

SKILLS AND QUALIFICATIONS

Business Leader.    Extensive leadership experience as the Chairman and CEO of ARAMARK Corporation, combined with his 30-year career at Pepsi Beverages Company and The Pepsi Bottling Group, including his role as Chairman and CEO.

Finance.    As Chairman and CEO of ARAMARK and as Chief Executive Officer of Pepsi Beverages Company and The Pepsi Bottling Group, oversight of financial operations, financial reporting, merger and acquisition activities and corporate restructurings. He led ARAMARK's initial public offering in 2013 and was instrumental in The Pepsi Bottling Group's initial public offering and oversaw its acquisition by PepsiCo.

Marketing and Consumer Insights.    Service as CEO of Pepsi Beverages Company and The Pepsi Bottling Group provided experience as executive officer of a consumer oriented company.

International/Global.     Responsibilities at ARAMARK, Pepsi Beverages Company and The Pepsi Bottling Group included international business leadership, managing the challenges of operating a global business, and strategic planning. At ARAMARK, has oversight of operations in 20 countries, and throughout his tenure at Pepsi Beverage Company and The Pepsi Bottling Group, had responsibilities for global operations including international assignments.

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Michelle D. Gass, Chief Customer Officer of Kohl's Corporation

Ms. Gass, 46, has served on Cigna's Board since 2014. She currently serves on the Audit and Corporate Governance Committees.

Ms. Gass has served as Chief Customer Officer of Kohl's Corporation, a publicly traded retailer, since 2013. Prior to this, Ms. Gass held various roles with Starbucks Coffee Company, a publicly traded manufacturer and retailer, for more than 16 years, including President, Starbucks Coffee, EMEA, from 2011 to 2013; President of the Seattle's Best Coffee Unit and Interim President of the Global Consumer Products Division from 2009 to 2011; Executive Vice President, Global Marketing and Category and Chief Global Strategist from 2008 to 2009. Ms. Gass also served as a director of Ann, Inc., a publicly traded retailer, from 1998 to 2013. Her current term as a Director of Cigna began in 2014 and expires in 2017.

SKILLS AND QUALIFICATIONS

Business Leader.    As the Chief Customer Officer of Kohl's Corporation, and having held roles of increasing responsibility over her 15-year career at Starbucks Coffee Company.

Marketing and Consumer Insights.    Responsible for Kohl's overall customer engagement strategy, including the company's digital, marketing, public relations, and social responsibility efforts, as well as the high growth omni-channel business. During her

Starbucks tenure, held a variety of leadership roles across marketing, global strategy and category management, playing a key role in the company's overall strategic blueprint.

International/Global.     As President, Starbucks EMEA (Europe, Middle East, Russia and Africa), oversaw and grew the company's 1,900 owned and licensed store operations across the region and included international assignments.

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 19

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Isaiah Harris, Jr., Former President and Chief Executive Officer of AT&T Advertising & Publishing — East

Mr. Harris, 62, has served on Cigna's Board since 2005. He has served as Chairman of the Board since 2009 and currently chairs the Executive Committee.

Mr. Harris has served as Chairman of the Board since December 2009 and served as Vice-Chairman of the Board from July 2009 through December 2009. Mr. Harris served as President and Chief Executive Officer of AT&T Advertising & Publishing — East (formerly BellSouth Advertising & Publishing Group), a communications services company, from 2005 until his retirement in 2007; as President, BellSouth Enterprises, Inc. from 2004 until 2005 and as President, Consumer Services, BellSouth Corporation from 2000 until 2004. Mr. Harris has served as an Independent Trustee of Wells Fargo Advantage Funds, a provider of mutual funds, since 2008 and served as a Director of Deluxe Corporation, a provider of customized products and services including financial services and direct checks, from 2004 until 2011. Mr. Harris was nominated as NYSE 2014 Chairman of the Year and was recognized by the Outstanding Directors Exchange as a 2010 Outstanding Director. His current term as a Director of Cigna began in 2013 and expires in 2016.

SKILLS AND QUALIFICATIONS

Business Leader.    In his executive business leadership roles, including as CEO of AT&T Advertising and Publishing, managed large organizations, developed and executed business strategies and led transformational change initiatives in both domestic and international operations.

Finance.    Extensive business experience that includes 19 years of corporate finance and operational experience in multi-national organizations, including as Vice President of Finance, BellSouth Corporation, preceded by 13 years as a CPA with KPMG LLP. Through service on the Deluxe board of directors and as a trustee of Wells Fargo Advantage Funds, developed insight into financial services-related issues.

Marketing and Consumer Insights.    Throughout his career with AT&T Advertising & Publishing, and particularly as President, Consumer Services, BellSouth Corporation (2000 to 2004), focused on marketing communication services to end-user consumers.

Regulated Industry/Public Policy.    Throughout his career at AT&T Advertising & Publishing, navigated a heavily regulated and dynamic legal environment.

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Jane E. Henney, M.D., Former Senior Vice President, Provost and Professor of Medicine, University of Cincinnati College of Medicine

Dr. Henney, 67, has served on Cigna's Board since 2004. She currently chairs the Corporate Governance Committee and serves on the Executive and People Resources Committees.

Dr. Henney served as a Professor of Medicine at the University of Cincinnati College of Medicine, an educational institution, from 2008 until 2012. She served as Senior Vice President and Provost, Health Affairs at the University of Cincinnati Academic Health Center from 2003 until 2008. Appointed by Bill Clinton, Dr. Henney served as the first female U.S. Commissioner of Food and Drugs from 1998 to 2001. Dr. Henney was appointed to the position of Home Secretary of the Institute of Medicine, a division of The National Academies of Sciences designed to advise the nation on health issues, in April 2014. She has been a Director of AmerisourceBergen Corporation, a publicly traded bio-pharmaceutical company, since 2002 and served as a director of Cubist Pharmaceuticals, Inc., a publicly traded pharmaceutical and biologics company, from 2012 until January 2015. She also served as a Director of AstraZeneca PLC from 2001 until 2011. She received recognition from the National Association of Corporate Directors as an NACD Directorship 100 "Class of 2011" and "Class of 2012" member. Dr. Henney also is an NACD Board Leadership Fellow. Her current term as a Director of Cigna began in 2013 and expires in 2016.

SKILLS AND QUALIFICATIONS

Healthcare and Delivery Systems.    Medical Doctor, Home Secretary of the Institute of Medicine, Commissioner of Food and Drugs, Executive of Academic Health Center roles provide direct experience regarding emerging health care issues and complex health delivery systems.

Regulated Industry/Public Policy.    As former Commissioner of Food and Drugs and Home Secretary of the Institute of Medicine provides extensive insight into highly regulated health industry in the U.S and abroad.

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 21

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Roman Martinez IV, Private Investor

Mr. Martinez, 67, has served on Cigna's Board since 2005. He currently serves on the Audit and Finance Committees.

Mr. Martinez has been a private investor since 2003. In 2003, he retired as Managing Director of Lehman Brothers, an investment banking firm, following a 31-year career with the firm. He served as a director of Alliant Techsystems Inc., a publicly traded aerospace, defense and commercial products company, from 2004 until February 2015, when Alliant Techsystems, Inc. merged with Orbital Sciences, Inc. to create Orbital ATK, Inc. and simultaneously spun-off its commercial products company. Mr. Martinez has served as a director of Orbital ATK, Inc. since February 2015. Mr. Martinez has served on the Board of Trustees of New York Presbyterian Hospital since 1996. His current term as a Director of Cigna began in 2014 and expires in 2017.

SKILLS AND QUALIFICATIONS

Finance.    Over ten years of experience as a private investor, and serving on the Investment Committees of several non-profit organizations and on the Investment Advisory Council of the State of Florida, which provides independent oversight of the Florida Retirement System funds and other state funds, which aggregated in excess of $150 billion. Extensive experience in investment banking through his 31-year tenure with Lehman Brothers where he was involved in a broad spectrum of U.S. and international investment banking activities covering financial, mergers and acquisitions, and restructuring advisory assignments as well as financing transactions for governments and corporations.

Healthcare and Delivery Systems.    Through over 15 years serving on the Board of Trustees of New York Presbyterian Hospital, developed insights into the issues facing health care systems in a rapidly changing environment, including the provision of care management and delivery systems.

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Donna F. Zarcone, President and Chief Executive Officer of The Economic Club of Chicago

Ms. Zarcone, 57, has served on Cigna's Board since 2005. She currently chairs the Audit Committee and serves on the Executive and Finance Committees.

Ms. Zarcone has been the President and Chief Executive Officer of The Economic Club of Chicago, a civic and business leadership organization, since February 2012. She served as Interim President of The Economic Club of Chicago from October 2011 until February 2012 and as President and Chief Executive Officer of D. F. Zarcone & Associates LLC, a strategic advisory firm, from 2007 until February 2012. Ms. Zarcone served as the President and Chief Operating Officer of Harley-Davidson Financial Services, Inc., a provider of wholesale and retail financing, insurance and credit card programs and a wholly owned subsidiary of Harley-Davidson, Inc., from 1998 until 2006. She has been a Director of CDW Corporation, a publicly traded provider of technology products and services, since 2011. She also served as a Director of The Jones Group, Inc., a publicly traded designer, marketer and wholesaler of branded clothing, from 2007 to 2012 and Chairman of the Board of Eaglemark Savings Bank, a financial services provider, from 2002 to 2006. She received recognition from the National Association of Corporate Directors as an NACD Directorship 100 "Class of 2012" member. Her current term as a Director of Cigna began in 2013 and expires in 2016.

SKILLS AND QUALIFICATIONS

Finance.    As an executive at Harley-Davidson Financial Services and as the Chairman of the Board of Eaglemark Savings Bank, an FDIC-regulated entity, oversaw end-user consumer financial services matters. She is a certified public accountant. As President and CEO of The Economic Club of Chicago, monitors social and economic issues facing the U.S. and global markets.

Marketing and Consumer Insights.    As President of Harley-Davidson Financial Services, oversaw direct marketing initiatives to end-user consumers for a portfolio of financial products. As head of Enthusiast Services at Harley-Davidson, oversaw brand loyalty initiatives. As a director of The Jones Group, focused on end-user consumer-related issues.

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William D. Zollars, Former Chairman, President and Chief Executive Officer of YRC Worldwide, Inc.

Mr. Zollars, 67, has served on Cigna's Board since 2005. He currently chairs the People Resources Committee and serves on the Executive and Corporate Governance Committees.

Mr. Zollars served from 1999 to 2011 as Chairman, President and Chief Executive Officer of YRC Worldwide, Inc., a holding company whose subsidiaries provide regional, national and international transportation and related services. Prior to that, Mr. Zollars was President of Yellow Transportation, Inc., from September 1996 through November 1999. From 1994 to 1996, he was Senior Vice President of Ryder Integrated Logistics. He also held various executive positions with Eastman Kodak. Mr. Zollars served as Director of ProLogis Trust, a real estate investment trust, from 2004 through 2010 and rejoined the Board of ProLogis in 2011. He has served as a Director of Cerner Corporation, a publicly traded supplier of health care information technology, since 2005. His current term as a Director of Cigna began in 2014 and expires in 2017.

SKILLS AND QUALIFICATIONS

Business Leader.    Chairman, President and Chief Executive Officer of YRC Worldwide and various executive leadership positions with Yellow Transportation, Ryder Integrated Logistics and Eastman Kodak provided extensive senior leadership experience.

Finance.    As Chairman, President and CEO of YRC Worldwide, had oversight of financial operations, merger and acquisition activities and corporate restructurings and led YRC's comprehensive recovery plan to reduce cost structure and improve operating results, cash flow from operations, liquidity and financial condition.

International/Global.     As President and CEO of YRC, oversaw global operations and strategic planning and, throughout his YRC tenure, included international assignments.

Healthcare and Delivery Systems.    As a director of Cerner, focuses issues facing the healthcare industry, particularly health information technology.

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GOVERNANCE POLICIES AND PRACTICES

Cigna is committed to ensuring strong corporate governance practices on behalf of our shareholders. We believe that strong corporate governance provides the foundation for financial integrity, shareholder confidence and attractive performance. Cigna's Board Practices, together with the charters of the Audit, Corporate Governance, Finance, People Resources and Executive Committees, establishes a framework of policies and practices for our effective governance. Our Board Practices, which are available at www.cigna.com/about-us/corporate-governance/board-practices, address Board structure and leadership, director qualifications, director independence, committee structure and roles, people development and succession planning. The Board, the Corporate Governance Committee and the other committees regularly review their governance policies and practices and developments in corporate governance and update these documents as they deem appropriate for Cigna.

The following describes some of our most significant governance practices by area, which are discussed in greater detail in this section and the Compensation Discussion & Analysis (CD&A) beginning on page 46.

BOARD STRUCTURE AND PROCESS

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11 Directors, including an independent chair

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All Directors, other than Mr. Cordani, are independent

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Diverse Board as to composition, skills and experience

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Director elections by majority voting

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Independent Chairman of the Board

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Independent Audit, Corporate Governance, Finance and People Resources Committees

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Annual evaluations of Board, committees and individual directors, including periodic independent third party assessments

OVERSIGHT OF EXECUTIVE COMPENSATION

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Strong pay-for-performance executive compensation program

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Annual advisory approval of executive compensation by shareholders

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Independent compensation consultant to the People Resources Committee

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Strong shareholder support of executive compensation program (94.7% in 2014)

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Clawback policy for executive compensation

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"Double-trigger" vesting of equity on change of control

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No tax gross-up on change of control

ALIGNMENT WITH SHAREHOLDER INTERESTS

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High percentage of performance-based executive pay

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Majority of director compensation delivered in Cigna common stock

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Meaningful stock ownership guidelines for directors and executive officers

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Restrictions on hedging and pledging of Cigna common stock

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Annual public disclosure of political contributions and lobbying activity

The Questions and Answers section beginning on page 98 includes instructions for how to obtain copies of Cigna's corporate governance policies and how to communicate with the Board of Directors.

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 25

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ROLE OF THE BOARD AND LEADERSHIP STRUCTURE

The Board's primary role is the oversight of the management of Cigna's business affairs and assets in accordance with the Board's fiduciary duties to shareholders under Delaware law. To fulfill its responsibilities to our shareholders, Cigna's Board, both directly and through its committees, regularly engages with management, ensures management accountability and reviews the most critical issues that face Cigna. Among other things, the Board reviews the Company's strategy and mission, its execution on financial and strategic plans and succession planning. The Board also oversees risk management. All directors play an active role in overseeing the Company's business strategy at the Board and committee levels. The Board is committed to meeting the dynamic needs of the Company and focusing on the interests of its shareholders and, as a result, regularly evaluates and adapts its composition, role and relationship with management.

Independent Board Members

Cigna believes in the importance of a board comprised largely of independent, non-employee directors. Currently, the Board has determined that all Cigna directors, other than the Company's Chief Executive Officer (CEO), are independent under New York Stock Exchange (NYSE) listing standards and SEC rules. Similarly, at the committee level, all committee members are independent and the members of the Audit Committee and the People Resources Committee meet the NYSE's heightened independence requirements for service on those committees.

Independent Chairman of the Board

We currently separate the roles of the Chairman of the Board and CEO, and have elected Isaiah Harris, Jr. to serve as our independent Chairman. We believe that having an independent Chairman assists in ensuring independent oversight of the Company and the management team. The Board regularly assesses the appropriateness of this leadership structure and has concluded that this structure is appropriate for Cigna at this time. The Board elects the Chairman to a three-year term, expiring at the annual meeting occurring at the end of the third year. Mr. Harris' current term as Chairman will expire in April 2015, and in February 2015, the Board re-elected Mr. Harris to another three-year term. The full Board evaluates the Chairman's performance on an annual basis as part of the annual Board evaluation, which was led by an independent third party in 2014.

The following table describes the key responsibilities of the Chairman of the Board.

CHAIRMAN RESPONSIBILITIES

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Serve as principal representative of the Board

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Preside over Board and shareholder meetings

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Facilitate discussion among independent directors on key issues

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Advise the CEO on issues of concern for the Board

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Develop schedule and agenda of Board meetings, in consultation with the CEO and other directors

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Act as liaison between Board and management

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Lead the Board in CEO succession planning

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Engage in the director recruitment process

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Represent the Company in interactions with external stakeholders, at the discretion of the Board

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OTHER BOARD PRACTICES

Cigna employs a number of other practices directed to ensure the highest level of corporate governance oversight on behalf of its shareholders. The following tables describe some of these practices in more detail.

PRACTICES DIRECTED TO INDIVIDUAL CIGNA DIRECTORS
Limits on Public Company Directorships
To ensure each director is able to devote sufficient time and attention to his or her responsibilities as a board member, the Board has established the following limits on outside directorships:

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Each director who also is a chief executive officer of a public company may not serve on more than one other public company board in addition to Cigna's Board and the board of his or her employer (for a total of three public company directorships); and

• Each director who is not a chief executive officer of a public company may serve on no more than four boards of other public companies (for a total of five such directorships).
All of our directors are in compliance with these limits on outside directorships.

Change in Director's Principal Position

If a director changes his or her principal employment position, that director is required to tender his or her resignation to the Corporate Governance Committee. The committee will then recommend to the Board whether to accept or decline the resignation.

Mandatory Retirement Age	A director is required to retire no later than the annual meeting of shareholders coinciding with or following his or her 72nd birthday.

Continuing Education for Directors

The Board is regularly updated on Cigna's businesses, strategies, customers, operations and employee matters, as well as external trends and issues that affect the Company. Directors also are encouraged to attend continuing education courses relevant to their service on Cigna's Board. The Corporate Governance Committee oversees the continuing education practices, and the Company is kept apprised of director participation. Cigna reimburses directors for expenses they incur in connection with continuing education courses.

Attendance at Annual Meeting of Shareholders	The Board encourages directors to attend the annual meeting of shareholders. In 2014, all directors attended the annual meeting. All directors are expected to attend the annual meeting in 2015.

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PRACTICES DIRECTED TO CIGNA BOARD PROCESSES
Board Executive Sessions of Independent Directors

As part of all regularly scheduled Board meetings, the Chairman presides over all executive sessions of the Board. At each meeting held in 2014, the independent members of the Board met in executive session. Each Board committee also met in executive session on a regular basis in connection with their respective meetings.

Director Access to Management

Each committee is assigned a member of senior management to act as a staff officer. The staff officers are invited to attend the committee meetings and Board meetings. Each committee chair works with the staff officer assigned to his or her committee to set and develop meeting agenda and materials and communicates frequently with staff officers and members of management between scheduled Board meetings with respect to committee issues.

Independent Advisors	The Board and its committees are able to access and retain independent advisors as and to the extent they deem necessary or appropriate.

CEO Succession Planning

At the direction of the Chairman, the Board oversees CEO succession planning. With the assistance of the People Resources Committee, the Board reviews and approves regular and emergency succession plans and, as part of those plans, develops and evaluates potential candidates who have the skills and experience that the Board believes is necessary for the CEO position.

People Development and Other Succession Planning

The People Resources Committee also is responsible for overseeing the Company's policies and processes for people development in general, including the succession plan for all other executive officers. In fulfilling that responsibility, the People Resources Committee considers an annual review of executive officers and key senior management presented by the CEO, including a discussion of those employees who are considered to be potential successors to executive and senior level positions with regard to their readiness and development opportunities. This assessment is presented to the full Board at the People Resources Committee's direction.

Annual Board Evaluation

Each year, the Corporate Governance Committee oversees the evaluation of the Board and its committees, as well as a review of each individual director's performance (including the Chairman's) against the established responsibilities of Cigna Board members. Each committee also is responsible for conducting a self-assessment to identify potential areas of improvement. On an ongoing basis, directors offer suggestions and recommendations intended to further improve Board performance. In 2014, the Board engaged an independent third party advisor to conduct an in-depth evaluation of the Board and each of its committees. The advisor made a report of its findings to the Board and its committees in December 2014.

28 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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CORPORATE GOVERNANCE MATTERS   (CONTINUED)

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PRACTICES DIRECTED TO CIGNA SHAREHOLDERS
Alignment of Director Compensation and Ownership Guidelines

Cigna delivers the majority of compensation to non-employee directors in the form of Cigna common stock and requires directors to meet a stock ownership guideline of at least $500,000 (or over five times the annual cash retainer). For more information on non-employee director compensation, see page 35.

Majority Voting Standard

Cigna has adopted a majority voting standard for the election of directors in uncontested elections that requires a director to tender his or her resignation upon that director's failure to be elected by shareholders. See Process for Director Elections on page 11.

No Shareholder Rights Plan	Cigna does not have a shareholder rights plan and, at this time, the Board has no intention of adopting such a plan.

Annual Political Contribution and Lobbying Activity Report

Cigna supports the goals of transparency and accountability with regard to corporate political expenditures. In 2011, Cigna published its first annual political contributions and lobbying activity report that provided information on its political contributions, lobbying activities, trade association affiliations and related matters. Since then, we have significantly enhanced this report to provide greater clarity on our overall lobbying framework, including the areas in which we focus our advocacy efforts and why we believe active engagement in the public policy arena is important to our mission, business and customers. We also provide specific details regarding: (1) the direct political contributions that Cigna makes at a corporate level; (2) contributions that Cigna makes through the Cigna Political Action Committee; and (3) the total amount of dues paid to any industry trade association to which Cigna pays $50,000 or more in annual dues, as well as the portion of any such dues that they inform us are allocable to any non-deductible lobbying expenses.

We encourage our shareholders to review our 2014 report which is available on Cigna's website at www.cigna.com/assets/docs/corporate-governance/politicalContribution.pdf. The Corporate Governance Committee of the Board reviews Cigna's political and lobbying activities on a bi-annual basis.

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 29

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CORPORATE GOVERNANCE MATTERS   (CONTINUED)

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BOARD MEETINGS AND COMMITTEES

In 2014, the Board held seven meetings and the committees of the Board held a total of 27 meetings. Overall director attendance at Board and committee meetings was approximately 96.5%. Each director attended 75% or more of the aggregate of all meetings of the Board and committees on which he or she served during 2014. In addition to formal Board meetings, the Board engages with management throughout the year on critical matters and topics.

The Board has the following committees: Executive, Corporate Governance, Finance, People Resources and Audit. In its discretion and subject to Delaware law, the Board and each committee may delegate all or a portion of its authority to subcommittees of one or more of its members. Additional information can be found in the committee charters adopted by the Board and available on Cigna's website at www.cigna.com/aboutus/board-committees. Each committee member meets the independence standards required for the committee on which he or she serves.

•

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EXECUTIVE COMMITTEE

•
Exercises the power and authority of the Board as specifically delegated by the Board when convening a meeting of the full Board of Directors is impracticable.

•
Meets as needed to advise the Chairman of the Board.

•

•

•

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CORPORATE GOVERNANCE COMMITTEE

•
Reviews, advises and reports to the Board on the Board's membership, structure, organization, governance practices and performance, as well as shareholder engagement activities.

•
Assists the Board in the oversight and governance of director succession plans.

•
Reviews committee assignments and director independence.

•
Oversees director nomination and compensation and develops specific director recruitment criteria.

•
Oversees the means by which external stakeholders, including shareholders, may make their concerns known to independent directors.

•
Oversees corporate political and charitable contributions.

•

•

•

•

FINANCE COMMITTEE

•
Oversees the structure and use of Cigna's capital.

•
Oversees Cigna's long-term financial objectives and progress against those objectives.

•
Reviews Cigna's annual operating plan and budget.

•
Oversees Cigna's investment strategy and sets investment policies and guidelines.

•
Advises on information technology strategy and execution.

•

•

30 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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CORPORATE GOVERNANCE MATTERS   (CONTINUED)

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•

•

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PEOPLE RESOURCES COMMITTEE

•
Oversees the policies and processes for people development and assessments of executive officers and key senior management, including the CEO, and assists the Board in developing and evaluating executive officer succession plans.

•
Establishes company goals and objectives relevant to the CEO's compensation, evaluates the CEO's performance in light of those established goals and objectives, and based on this evaluation, recommends the CEO's compensation to the independent members of the Board for approval.

•
Reviews and approves compensation targets, base salaries, cash and equity-based incentive compensation payments and arrangements, severance, and other compensation and benefits arrangements for any current or prospective executive officers other than the CEO, subject to required Board or shareholder approvals.

•
Establishes performance measures and goals and assesses whether these goals are met for awards under short-term and long-term cash-based and equity-based compensation plans.

•
Reviews and monitors the Company's diversity program.

•

•

•

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 AUDIT COMMITTEE

•
Assesses the qualification and independence of, appoints, compensates, oversees the work of and removes, if appropriate, Cigna's independent registered public accounting firm.

•
Represents and assists the Board in fulfilling its oversight responsibilities regarding the adequacy and effectiveness of internal controls, including financial and disclosure controls and procedures, and the integrity of financial statements.

•
Reviews with management and, if appropriate, the independent registered public accounting firm, annual and quarterly financial statements, earnings releases, earnings guidance, ratings agencies and significant accounting policies.

•
Oversees compliance with material legal and regulatory requirements.

•
Oversees the Company's enterprise risk management program and internal audit function and advises the Board on financial and enterprise risks.

•
Maintains procedures for and reviews the receipt, retention and treatment of complaints regarding accounting, controls, auditing, reporting and disclosure matters and confidential, anonymous submissions by employees of any concerns about questionable accounting and auditing matters.

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2015 Notice of Annual Meeting of Shareholders and Proxy Statement 31

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CORPORATE GOVERNANCE MATTERS   (CONTINUED)

•

•

The directors serve on the following committees.

	Executive	Corporate Governance	Finance	People Resources	Audit*
David M. Cordani	•

Eric J. Foss		•		•

Michelle D. Gass		•			•

Isaiah Harris, Jr.	Chair

Jane E. Henney, M.D	•	Chair		•

Roman Martinez IV			•		• #

John M. Partridge	•		Chair	•

James E. Rogers			•		• #

Eric C. Wiseman			•	•

Donna F. Zarcone	•		•		Chair #

William D. Zollars	•	•		Chair

Meetings in 2014	0	5	5	8	9

•
Committee member
#
Designated "audit committee financial expert" as defined in the SEC rules.
*
All members of the Audit Committee are financially literate within the meaning of the NYSE listing standards.

BOARD OVERSIGHT OF RISK AND ENTERPRISE RISK MANAGEMENT

The Board of Directors has the ultimate responsibility for risk oversight under the Company's risk management framework. The Board executes its duty both directly and through its Audit, Corporate Governance, Finance and People Resources Committees. The Audit Committee oversees Cigna's enterprise risk management (ERM) framework. ERM is a Company-wide initiative that involves the Board, Cigna's management, Cigna's Chief Risk Officer and General Auditor (CRO) and internal audit function in an integrated effort to (1) identify, assess, prioritize and monitor a broad range of risks and (2) formulate and execute plans to monitor and, to the extent possible, mitigate the effect of those risks. The CRO meets with the Audit Committee regularly during its executive sessions and makes reports to the Board at least annually.

Cigna has implemented practices so that the Board and its committees are regularly briefed on issues related to the Company's risk profile. These reports are designed to provide visibility to the Board about the identification, assessment and management of critical risks and management's risk mitigation strategies. These areas of focus include strategic, operational, financial and reporting, succession and compensation, compliance, reputational, governance and other risks.

32 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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CORPORATE GOVERNANCE MATTERS   (CONTINUED)

•

•

The Board, including its committees, oversees risks associated with their respective areas of responsibility, as summarized below. Each committee meets in executive session and with key management personnel and representatives of outside advisors as necessary.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Strategic, financial and execution risks and exposures associated with Cigna's business strategy, including impact of changes to laws and regulations, significant litigation and regulatory exposures, and other current matters that may present material risk to financial performance, operations, infrastructure, plans, prospects or reputation, acquisitions and divestitures.
Audit Committee
In addition to overseeing Cigna's ERM framework, oversees risks related to the Company's financial statements, the financial reporting process, accounting, cyber-security and certain legal and compliance matters. The Audit Committee also oversees the internal audit function and the Company's ethics and compliance program.
Corporate Governance Committee
Oversees risks and exposures associated with director succession planning, corporate governance and overall Board effectiveness. Also oversees the Company's risks related to political and charitable contributions. In exercising this oversight, the Corporate Governance Committee reviews and discusses financial contributions to such organizations.
Finance Committee
Oversees the Company's deployment of capital and technology and investment-related initiatives. In exercising this oversight, the Finance Committee regularly reviews and discusses the technology, financial market and capital management risks that are monitored through the Company's ERM process.
People Resources Committee
Oversees compensation related-risks and management succession planning. For additional information regarding the People Resources Committee's role in evaluating the impact of risk on executive compensation, see page 68 of the CD&A.

DIRECTOR INDEPENDENCE

The current Board includes 10 non-employee directors. On an annual basis, the Board, through its Corporate Governance Committee, reviews relevant relationships between directors, their immediate family members and the Company, consistent with Cigna's independence standards. Cigna's standards, which are detailed in Cigna's Board Practices available at www.cigna.com/about-us/corporate-governance, conform to the independence requirements set forth in the NYSE's listing standards.

To be independent under NYSE and Cigna standards, the Board must affirmatively determine that a director has no material relationships with the Company directly or as an officer, shareholder or partner of an organization that has a relationship with the Company. In making its assessment, the Board considers all relevant facts and circumstances, including whether transactions with such organizations are in the ordinary course of Cigna's business and/or the amount of such transactions (in aggregate or as a percentage of the organization's revenues or assets). The Board also considers that the Company may sell products and services to, and/or purchase products and services from, organizations affiliated with our directors and may hold investments (generally, debt securities) in organizations affiliated with our directors.

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 33

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CORPORATE GOVERNANCE MATTERS   (CONTINUED)

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•

Based on its review of director relationships, the Board has affirmatively determined that there are no material relationships between the non-employee directors and the Company and all non-employee directors (Dr. Henney, Ms. Gass, Ms. Zarcone and Messrs. Foss, Harris, Martinez, Partridge, Rogers, Wiseman and Zollars) are independent as defined in both the NYSE listing standards (including those applicable to certain board committees) and Cigna's director independence standards.

CODE OF ETHICS

Cigna is committed to integrity, legal compliance and ethical conduct. All directors and employees, including our executive officers, must comply with the Company's Code of Ethics. The Code of Ethics and Cigna's related policies and procedures address major areas of professional conduct, including, among others, conflicts of interest, protection of private, sensitive or confidential information, employment practices, insider trading and adherence to laws and regulations affecting the conduct of Cigna's business.

The Code of Ethics requires disclosure to the Company of any existing or proposed relationship, financial interest or business transaction that could be, or might appear to be, a conflict of interest. Directors and officers cannot participate in a personal transaction with Cigna without first notifying and obtaining the approval of Cigna's General Counsel.

CERTAIN TRANSACTIONS

Transactions with Related Persons

Cigna has not adopted a written policy concerning review, approval or ratification of related person transactions. Cigna compiles information about transactions between Cigna and Cigna's directors, director nominees and executive officers and any immediate family members and affiliated entities identified by directors, director nominees and executive officers as having any form of relationship with Cigna. Cigna's Office of the Corporate Secretary analyzes the nature of any transaction to determine whether the transaction may require disclosure under SEC rules as a related person transaction. On an annual basis, the Corporate Governance Committee reviews the analysis prepared by the Company, and presents its assessment to the full Board of Directors.

Based on this review, there are no related person transactions requiring disclosure under SEC rules.

Compensation Committee Interlocks and Insider Participation

The People Resources Committee comprises the five independent directors listed above on page 32. There are no compensation committee interlocks.

34 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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CORPORATE GOVERNANCE MATTERS   (CONTINUED)

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NON-EMPLOYEE DIRECTOR COMPENSATION

OVERVIEW

The Corporate Governance Committee reviews and makes recommendations to the Board about the compensation paid to non-employee directors for service on the Cigna Board of Directors. A director who also is an employee of the Company does not receive payment for services as a director. The CEO is the only employee who currently serves as a director.

The Board believes that the current director compensation program:

•
aligns with shareholder interests because it includes a significant equity-based compensation component, the value of which is tied to Cigna's stock price; and

•
is competitive based on the work required of directors serving on the board of an entity of the Company's size, complexity and scope.

The Corporate Governance Committee's charter provides that it will periodically review director compensation and assist the Board in the administration of director compensation plans. The Board approves the amount and form of director compensation. The Corporate Governance Committee may from time to time engage a compensation consultant to assist in its review of director compensation. Under our policies, this compensation consultant must be independent from the Company. The independence requirements for a director compensation consultant engaged by the Corporate Governance Committee are identical to those required by the People Resources Committee for its executive compensation consultant, as described on page 69.

DIRECTOR COMPENSATION PROGRAM

The Corporate Governance Committee reviews Cigna's non-employee director compensation program on a periodic basis. In October 2011, the Board, upon recommendation from the Corporate Governance Committee, approved the current director compensation program, effective as of January 2012. In 2014, the Board and the Corporate Governance Committee reviewed the director compensation program and did not make any changes.

The following chart summarizes the retainer compensation provided to directors for their service on Cigna's board. Payments are made in equal, quarterly installments.

Retainer type	Annual amount	Method of payment
Board	$275,000	Cigna common stock ($180,000) Cash ($95,000)
Committee chair	$15,000	Cash
Committee member	$10,000	Cash

There is no retainer for service on the Executive Committee. In addition to the Board retainer, the Chairman of the Board receives $225,000 in cash for his service as Chairman.

Deferral of Payments

Under the Deferred Compensation Plan of 2005 for Directors of Cigna Corporation (Deferral Plan), directors may elect to defer the payment of the cash and/or common stock portion of their annual retainers. Deferred common stock compensation is credited to a director's deferred compensation account as a number of shares

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 35

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CORPORATE GOVERNANCE MATTERS   (CONTINUED)

•

•

of hypothetical common stock and ultimately paid in shares. Deferred cash compensation is ultimately paid in cash, and directors have a choice of hypothetical investment funds whose rates of return are credited to that account. These funds include a Cigna stock fund and several other funds selected from those offered to all Cigna employees under the Cigna 401(k) Plan. Directors may elect to receive payments under the Deferral Plan in a lump sum or installments. Lump sum payments are made, or installments begin, in January of the year following a director's separation from service or a specified year while still in service.

Stock Ownership Guideline

Cigna requires directors to maintain a stock ownership level of at least $500,000 (or over five times the annual Board cash retainer) in value of Cigna common stock. Common stock, deferred common stock, restricted stock units and hypothetical shares of Cigna common stock held by a director count toward the stock ownership guidelines for directors whose service started before February 2014. Directors whose service started after February 2014 may count common stock and deferred common stock for compliance. As of December 31, 2014, all of the directors, other than Ms. Gass, met the stock ownership guideline. Ms. Gass has until April 2019 (five years from her election to the Board) to satisfy her stock ownership obligations.

Financial Planning and Matching Charitable Gift Programs

Directors may participate in the same financial planning and tax preparation program available to Cigna executive officers. Under this program, Cigna will make direct payments or reimburse directors for financial planning services that are provided by firms designated by Cigna and for tax preparation services in the amount of up to $6,500 annually. Each director whose service started before 2006 and has at least nine years of board service upon separation from service also is eligible for direct payments or reimbursement in the amount of up to $5,000 for financial planning and tax preparation services during the one-year period following separation.

Directors also may participate in the matching charitable gift program available to Cigna employees, under which Cigna will make a matching charitable gift of up to $5,000 annually. In addition, upon a director's retirement, in recognition of the retiring director's service, the Board may make a donation in the amount of $10,000 to a charitable organization of the director's choice.

Insurance Coverage

Cigna offers to each director, at no cost to the director, group term life insurance coverage equal to the annual Board retainer ($275,000 during 2014), and business travel accident insurance coverage equal to three times the annual Board retainer ($825,000 during 2014).

Directors also may purchase or participate in, by paying premiums on an after-tax basis, additional life insurance, medical care, long-term care, property/casualty personal lines, and various other insurance programs available on a broad basis to Cigna employees. Directors also may elect to purchase worldwide emergency assistance coverage. This program, which provides international emergency medical, personal, travel and security assistance, also is available to Cigna executive officers and certain other Cigna employees who frequently travel abroad for business.

All retired directors have the opportunity to continue other life insurance, long-term care insurance and property/casualty personal lines of insurance pursuant to the terms of the applicable Cigna policies, at the director's own expense.

36 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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CORPORATE GOVERNANCE MATTERS   (CONTINUED)

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In addition, Cigna provides each retired director whose service started before 2006 and who has at least nine years of Board service upon separation from service with $10,000 of group term life insurance coverage, with premiums paid by Cigna. These directors may also participate for two years following separation from service in the medical care programs currently offered by Cigna to retired employees, with premiums paid by the director on an after-tax basis.

DIRECTOR COMPENSATION TABLE FOR 2014

The table below includes information about the compensation paid to non-employee directors in 2014. Mr. Cordani, the only Company employee on the Board of Directors, does not receive any director compensation for his Board service.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	All Other Compensation ($) (d)	Total Compensation ($) (e)
Eric J. Foss	115,000	180,000	338	295,338
Michelle D. Gass(1)	86,250	135,000	226	221,476
Isaiah Harris, Jr.	320,000	180,000	892	500,892
Jane E. Henney, M.D.	120,000	180,000	6,131	306,131
Roman Martinez IV	115,000	180,000	1,170	296,170
John M. Partridge	120,000	180,000	5,338	305,338
James E. Rogers	115,000	180,000	617	295,617
Joseph P. Sullivan(2)	115,000	180,000	434	295,434
Eric C. Wiseman	115,000	180,000	621	295,621
Donna F. Zarcone	120,000	180,000	6,113	306,113
William D. Zollars	120,000	180,000	990	300,990

(1)
Ms. Gass joined the Board in April 2014.

(2)
Mr. Sullivan retired from the Board in February 2015.

    Fees Earned or Paid in Cash (Column (b))

      •
      In addition to the annual cash retainer for Board service ($95,000) received by each director (prorated for Ms. Gass):

      o
      Messrs. Partridge and Zollars, Dr. Henney and Ms. Zarcone each served as a committee chair ($15,000 each) and as a member of another committee ($10,000 each).

      o
      Messrs. Foss, Martinez, Rogers, Sullivan, Wiseman and Ms. Gass each served as a member of two committees ($10,000 per committee).

      o
      Mr. Harris served as Chairman of the Board ($225,000).

      •
      Director fees listed in this column may be deferred by directors under the Deferral Plan (see Deferral of Payments as described on page 35).

    Stock Awards (Column (c))

    Column (c) lists the aggregate grant date fair value of Cigna common stock awarded to directors as part of their Board retainer, computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718, applying the same model and assumptions that Cigna applies for financial statement

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 37

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CORPORATE GOVERNANCE MATTERS   (CONTINUED)

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•

    reporting purposes as described in Note 20 to Cigna's consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 (disregarding any estimates for forfeitures). See Director Ownership below for amounts and a description of equity-based awards outstanding as of December 31, 2014.

    All Other Compensation (Column (d))

    Column (d) includes:

      •
      reinvested dividends on certain deferred stock unit and share equivalent awards and on deferred Cigna common stock, and dividends paid in cash on restricted share equivalents under the Restricted Share Equivalent Plan prior to the conversion of the restricted share equivalents to restricted stock units, as described below under Director Ownership;

      •
      matching charitable awards made by Cigna as part of its matching gift program (also available on a broad basis to Cigna employees) in the amount of $5,000 each for Mr. Partridge, Dr. Henney and Ms. Zarcone; and

      •
      the dollar value of Company-paid life insurance premiums for all directors.

    Column (d) does not include the value of premiums, if any, paid by the directors for additional life insurance, medical care programs, long-term care, property/casualty personal lines, and various other insurance programs that also are available on a broad basis to Cigna employees.

DIRECTOR OWNERSHIP

The table shows Cigna securities held by each director as of December 31, 2014. The value of these securities was calculated using $102.91, which was Cigna's closing stock price on December 31, 2014.

Name	Common Stock (a)	Deferred Common Stock (b)	Restricted Stock Units (c)	Hypothetical Shares of Common Stock (d)	Total Ownership (e)	Total Ownership Value (f)
Eric J. Foss	9,677	—	—	—	9,677	$ 995,860
Michelle D. Gass	1,413	—	—	—	1,413	$ 145,412
Isaiah Harris, Jr.	—	—	13,500	23,236	36,736	$3,780,502
Jane E. Henney, M.D.	500	—	13,500	19,024	33,024	$3,398,500
Roman Martinez IV	9,496	19,044	13,500	15,410	57,450	$5,912,180
John M. Partridge	20,711	—	—	—	20,711	$2,131,369
James E. Rogers	—	33,784	—	9,202	42,986	$4,423,689
Joseph P. Sullivan	11,828	2,389	—	—	14,217	$1,463,071
Eric C. Wiseman	4,200	8,381	—	1,263	13,844	$1,424,686
Donna F. Zarcone	5,971	4,494	13,500	2,795	26,760	$2,753,872
William D. Zollars	—	—	13,500	9,778	23,278	$2,395,539

    Deferred Common Stock (Column (b))

    Column (b) includes the equity portion of the 2014 and any previous year's Board retainer granted in Cigna common stock or deferred stock units that have been deferred under the Deferral Plan.

38 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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CORPORATE GOVERNANCE MATTERS   (CONTINUED)

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    Restricted Stock Units (Column (c))

    Column (c) includes restricted stock units that were issued in April 2014 upon the cancellation and exchange of 13,500 restricted share equivalents held by each of Messrs. Harris, Martinez and Zollars, Dr. Henney and Ms. Zarcone. The restricted share equivalents were granted in connection with the directors' election to the Board between 2004 and 2006. The restricted share equivalents and the restricted stock units have the same terms and conditions, except that, upon separation of service, the restricted share equivalents would have settled in cash and the restricted stock units will settle in shares of Cigna stock. The restricted stock units vest after nine years of service or upon reaching age 65. All restricted stock units are vested.

    Hypothetical Shares of Common Stock (Column (d))

    Column (d) includes (1) share equivalents resulting from voluntary deferrals of cash compensation hypothetically invested in the Cigna stock fund; (2) hypothetical shares of Cigna common stock credited to directors' restricted deferred compensation accounts under the terms of the retirement plan in effect between 1997 and 2005; and (3) hypothetical shares of Cigna common stock acquired pursuant to a pre-2006 requirement that directors invest or defer a portion of their Board retainer in shares of hypothetical Cigna common stock. Although these securities are not common stock, the value of the hypothetical shares of Cigna common stock credited to a director's deferred compensation account is tied directly to the value of Cigna common stock.

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 39

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COMPENSATION MATTERS

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ADVISORY APPROVAL OF EXECUTIVE COMPENSATION (PROPOSAL 2)

Our Board is committed to strong governance and recognizes that Cigna shareholders have an interest in our executive compensation policies and practices. SEC rules require that we provide our shareholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers (NEOs). In recognition of the preference of shareholders expressed at our 2011 Annual Meeting, the Board has adopted a policy that provides for annual "say on pay" advisory votes. Consistent with this policy and SEC rules, we are asking you to approve the following advisory resolution:

      Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement for the 2015 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, Executive Compensation Tables and accompanying narrative disclosure.

We believe that our executive compensation program design effectively aligns the interests of our executive officers with those of our shareholders by tying a significant portion of their compensation to Cigna's performance and rewarding our executive officers for the creation of long-term value for Cigna's shareholders. In considering your vote, we encourage you to review the Proxy Summary beginning on page 1, the CD&A beginning on page 41 and the Executive Compensation Tables beginning on page 73.

This advisory vote is intended to address our overall compensation policies and practices related to the NEOs, rather than any specific element of compensation. Because your vote is advisory, it will not be binding upon the Board. However, the Board and People Resources Committee value your opinion and will review and consider the voting results when making future executive compensation decisions.

The Board of Directors unanimously recommends that shareholders vote FOR advisory approval of the Company's executive compensation.

40 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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COMPENSATION MATTERS   (CONTINUED)

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COMPENSATION DISCUSSION AND ANALYSIS

SUMMARY

Cigna's executive compensation program is based on the philosophy that executive pay should strongly align with the interests of our shareholders, directly link to Company and individual performance, and attract and retain executive talent. We believe the achievement of our corporate goals will result in the creation of meaningful and sustained long-term value for our shareholders. The primary principles underlying our compensation philosophy are to:

•
Motivate superior enterprise results with appropriate consideration of risk and while maintaining commitment to the Company's ethics and values.

•
Align the interests of the Company's executives with those of its shareholders and reward the creation of long-term value for Cigna shareholders.

•
Emphasize performance-based short-term and long-term compensation over fixed compensation.

•
Reward the achievement of favorable long-term financial results more heavily than the achievement of short-term results.

•
Provide market competitive compensation opportunities designed to attract and retain highly qualified executives.

This Compensation Discussion and Analysis (CD&A) describes the compensation policies, programs and decisions regarding our named executive officers (NEOs) for 2014.

Name	Title
David M. Cordani	President and Chief Executive Officer
Thomas A. McCarthy	Executive Vice President and Chief Financial Officer
Herbert A. Fritch	President, Cigna–HealthSpring
Matthew G. Manders	President, U.S. Commercial Markets and Global Health Care Operations
Jason D. Sadler	President, International Markets

Company Performance

Cigna's mission is to improve the health, well-being and sense of security of the people we serve in our more than 85 million customer relationships around the globe. This mission and focus on delivering value for our customers is at the center of what we do every day. Creating value for our customers, and in turn, our shareholders, is a direct result of the effective execution of our Go Deep, Go Global, Go Individual strategy that we implemented in 2010.

In 2014, Cigna delivered its fifth consecutive year of competitively attractive financial results. Consolidated revenue increased 8% over 2013 to $34.9 billion, with each business segment delivering strong growth. Consolidated adjusted income from operations* increased to $2.0 billion, compared with $1.93 billion for 2013. This reflects strong revenue growth, continued effective medical cost management and disciplined expense

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management. The following charts illustrate our revenue and adjusted income from operations growth, two key measures in determining the performance awards for our NEOs.

Consolidated Revenue (in billions)	Consolidated Adjusted Income from Operations* (in billions)

  *    We encourage you to review our Annual Report on Form 10-K for the year ended December 31, 2014 for more complete financial information. Consolidated adjusted income from operations is the principal measure we use to assess profitability but it is not a financial measure calculated in accordance with generally accepted accounting principles in the United States (GAAP). For a reconciliation of consolidated adjusted income from operations to the most directly comparable GAAP financial measure, which is shareholders' net income, see Annex A.

We believe that our success in executing our strategy in 2014 and during the past several years provides a strong foundation from which we can continue to deliver competitively attractive earnings and revenue growth to Cigna shareholders.

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Total Shareholder Return and Relative Peer Performance

The chart below shows the growth trend of a $100 investment in Cigna stock on December 31, 2011 over the past three years. For comparison purposes, we also have included the TSR of Cigna's 2014 peer group (see page 48) and the S&P 500 Index over the same time period.

Three Year Cumulative Total Shareholder Return*
December 31, 2011 – December 31, 2014

  *    Assumes that the value of the investment in Cigna common stock and each index was $100 on December 31, 2011 and that all dividends were reinvested.

  **    Includes ACE, Aetna, AFLAC, Anthem, The Hartford Financial Services Group, HealthNet, Humana, Manulife Financial, MetLife and Unum Group. Market returns are weighted by relative market capitalization.

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People Resources Committee Actions in 2014

In 2014, the People Resources Committee (the Committee) took a number of actions to support Cigna's business strategy that align with the Company's compensation objectives and reflect the strong financial results achieved in the fiscal year. We discuss each of these actions in greater detail elsewhere in this CD&A.

As part of the annual merit review process, increased 2014 base salaries for certain NEOs by an average of 7.5% over 2013 to better align the base salaries of certain NEOs with median market data, to reward individual performance and/or to reflect changes in role or responsibilities.	Page 52
Awarded 2014 Management Incentive Plan (MIP) payouts to the NEOs ranging from 90% to 115% of target based on 2014 Company results and individual performance.	Page 56
Granted 2014 long-term incentive (LTI) awards to the NEOs ranging from 75% to 120% of target based on individual and business performance.	Page 60

Approved the payout of the 2012-2014 strategic performance shares (SPSs) at 160% of target based on the Company's achievement of relative TSR and financial performance goals over the three-year period.	Page 61
In connection with organizational leadership changes, approved compensation adjustments and awards for Messrs. Manders and Sadler in recognition of their increased roles and responsibilities.	Page 64
Reviewed and updated the peer groups to be used to evaluate executive officer compensation and determine LTI award performance beginning with 2015 compensation.	Page 48

Strengthened the focus on long-term profitable growth in the SPS program by tying performance in the 2015-2017 SPS program equally to adjusted income from operations and relative TSR, and removing revenue as a measure. This action also helped mitigate the use of duplicative measures in the Company's short- and long-term incentive plans.	Page 62

Annual Shareholder Vote on Executive Compensation and Other Shareholder Feedback

The Committee and the Board consider the results of the annual shareholder executive compensation say-on-pay vote, as well as other compensation-related shareholder votes, in determining the ongoing design and administration of the Company's executive compensation programs. At the 2014 annual meeting, shareholders overwhelmingly cast their advisory vote in favor of the 2013 compensation awarded to the Company's NEOs, with 94.7% of votes cast in favor. Notwithstanding these strong voting results, the Committee and the Board continued to make changes in 2014 designed to strengthen the Company's executive compensation programs, including:

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the addition of Prudential Financial, Inc. to the compensation peer group used to benchmark executive pay for 2015;
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the creation of a separate performance peer group for 2015, comprised of the same companies in the 2015 compensation peer group, but adding UnitedHealth Group Incorporated and removing ACE Limited and Prudential Financial, Inc., to evaluate total shareholder return (TSR) performance in the SPS program; and

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an adjustment to the performance measures in the SPS program commencing with the 2015-2017 SPS performance period to focus on earnings-based and shareholder return-based metrics.

The Committee also considers feedback on our executive compensation program received as part of our ongoing communications with shareholders. We believe that the tone of these communications has been positive, with broad shareholder support for our compensation practices.

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EXECUTIVE COMPENSATION POLICIES AND PRACTICES

Compensation Objectives and Practices

Cigna's executive compensation program is based on the philosophy that executive pay should strongly align with the interests of our shareholders, directly link to Company and individual performance, and attract and retain executive talent. By emphasizing performance-based awards over fixed compensation, we strive to motivate superior enterprise results that we believe will result in the creation of meaningful and sustained long-term value for our shareholders.

To further our compensation philosophy, the Committee uses the following compensation practices, processes and instruments.

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Annual pay-for-performance assessment by the Committee of the achievement of the Company's short-and long-term goals and an evaluation of each executive officer's contribution to the Company's performance.

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A regular and rigorous analysis of relevant market compensation data for each executive officer.

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An equity-based incentive plan (the Cigna Long-Term Incentive Plan or LTIP) focused on long-term shareholder value creation. Our SPSs reward executives for relative TSR performance and the achievement of financial goals over a three-year period. Through stock options, executives have the potential to realize value as a result of stock price appreciation.

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Our MIP is designed to motivate executive officers to achieve the Company's annual goals under which no awards are made unless the Company achieves a pre-defined level of adjusted income from operations.

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The retention by the Committee of an independent compensation consultant to assist the Committee in its design and implementation of the Company's executive compensation programs.

For information on the oversight of the executive compensation program, see Processes and Procedures for Determining Executive Compensation beginning on page 67.

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Compensation Governance and Controls

The Committee also regularly reviews executive compensation governance market trends when considering the adoption of new practices or changes to existing programs or policies.

Our governance practices and controls include:

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"Double trigger" requirement for change of control benefits.

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No tax gross-up of severance pay upon a change of control.

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Robust stock ownership guidelines and holding requirements for equity awards to align executives' interests with shareholders.

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Prohibition of hedging of Cigna stock by all directors and employees, including the executive officers, and restrictions on pledging of Cigna stock by directors and Section 16 officers.

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A disgorgement of awards (clawback) policy beyond the mandates of Sarbanes-Oxley.

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Management of LTIP annual share usage (or burn rate) and total dilution by setting an annual share usage limit, which is below the maximum permitted under the plan.

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Limited executive officer perquisites.

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Ongoing review by the Committee of the policies and processes for people development and assessments of executive officers and key senior management, and assistance to the Board of Directors in CEO and executive officer succession plans.

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Oversight by the Committee of risk related to compensation programs and policies, including an annual review that analyzes the relationship between incentive compensation and internal controls, and policies and plan design features that mitigate the risk of incentive compensation having an unintended negative financial impact.

These practices are described in more detail throughout this CD&A. For more information about the Committee's review of people development and succession planning and its role in risk oversight, see pages 28 and 68.

Market Data

The Committee establishes target compensation levels based on a variety of factors, including published information regarding the pay practices of the Company's peer group, as well as published survey and other data.

2014 Peer Group

For 2014 executive compensation decisions, the Committee continued to utilize the same peer group in effect for 2013 compensation decisions. The peer group was developed to include managed health care and multi-line insurance companies that have revenues and market capitalizations ranging from approximately one-half to two

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times Cigna's revenue and market capitalization, with Cigna's ranking near the median of this group. Screening also included a review of three-year TSR, three-year revenue, operating income and net income growth for these companies to determine whether Cigna's performance during the same period was near the median of the group. In addition to these quantitative measures, the Committee also considered qualitative factors, including identifying the companies against which Cigna competes for customers and talent and the presence of international operations.

The table below lists the companies included in the 2014 compensation peer group, as in effect for the December 2013 determination of the 2014 target pay mix and target total direct compensation, as well as the compensation adjustments in May 2014 for Messrs. Manders and Sadler in connection with their increased roles and responsibilities.

2014 Compensation Peer Group
ACE Limited	Health Net, Inc.
Aetna, Inc.	Humana, Inc.
Aflac Incorporated	Manulife Financial Corporation
Anthem, Inc.	MetLife, Inc.
The Hartford Financial Services Group, Inc.	Unum Group

Benchmarking

In December 2013, the Committee changed its approach to the data it uses as the primary market reference for reviewing pay and setting target compensation levels. Historically, the Committee had relied on compensation data included in the proxy statements of companies in its peer group as the primary market reference. Where proxy data was not available, the Committee would review aggregate data from published surveys.

Upon the recommendation of its compensation consultant, the Committee shifted to using survey data exclusively as the primary market reference in determining base salary adjustments and compensation targets. Survey data, which is based on compensation information provided to third parties after proxy statements are filed, provides more current compensation information than proxy data. Proxy data is used to supplement the survey data if survey data is insufficient for a particular peer company. A broader cut of survey data, representing size-adjusted health and life insurance companies, was used to benchmark Mr. Sadler's compensation because peer group data was insufficient or unavailable for his specific role. A list of the companies used to benchmark Mr. Sadler's compensation is included on Annex B.

2015 Peer Groups

In 2014, the Committee requested that its independent compensation consultant conduct a review of the current peer group and offer suggested modifications for benchmarking future executive pay decisions. The Committee's consultant utilized multiple sources to recommend potential peer companies for the Committee to consider. Sources included a screening of companies by industry and scope, peer groups developed by proxy advisory firms, peers identified in various analyst reports and peers of companies in Cigna's 2014 peer group. As a result of this review, the Committee added Prudential Financial, Inc. to the peer group, effective for 2015.

The Committee recognized that Cigna often competes for talent from companies beyond that of its identified peer group. As a secondary reference to provide a broader perspective on market practices, the Committee developed a general industry peer group. The general industry peer group was developed by screening publicly traded, U.S.-based companies within relevant industry classifications. The list was then narrowed to companies whose revenues were within the range of 0.4 to 2.5 times that of Cigna and whose market capitalization was

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within the range of 0.2 to 10 times that of Cigna. The screening process resulted in a group of 43 companies which the Committee approved as a general industry peer group. A list of the general industry peer companies is included on Annex C.

At the recommendation of the compensation consultant, the Committee also created a performance peer group to be used exclusively to track relative total shareholder return within the SPS program, effective for 2015. The Committee recognized that certain direct competitors may not have been included in the 2015 compensation peer group due to their relative size. While size is a relevant factor in determining a compensation peer group, it is less relevant when measuring performance. Other companies were included in the 2015 peer group because Cigna competes with them for talent; however, because of significant differences in business focus, these companies do not make good comparators for performance purposes. For these reasons, the Committee created an SPS performance peer group comprising the same companies in its 2015 compensation peer group, but adding UnitedHealth Group Incorporated and removing ACE Limited and Prudential Financial, Inc.

Target Total Direct Compensation and Target Pay Mix

The Committee determines target total direct compensation and target pay mix using survey data as the primary market reference as described above and consistent with its principles that (1) performance-based compensation should be emphasized over fixed compensation; and (2) long-term incentives should be more heavily weighted than annual incentives. Actual compensation, however, is driven by Company performance.

Target total direct compensation consists of base salary, the annual incentive target and the long-term incentive target. On an annual basis, the Committee approves each of these amounts for each NEO and seeks to target an executive officer's total direct compensation in a "competitive range" of within plus or minus 15% of the 50th percentile of the survey data being used for comparison purposes.

While the Committee targets total direct compensation in the competitive range, there may be variation in the target pay mix such that target amounts for individual compensation elements may be above or below the competitive range for the individual element. Target total direct compensation for a NEO also may vary outside of the competitive range of the 50th percentile of the primary market reference due to factors such as performance, tenure in role, range of data within the applicable market reference and market and economic conditions. Internal pay comparisons among the NEOs are not generally considered for purposes of the Committee's determination of target pay mix and target total direct compensation.

The table below presents each primary element of compensation for the NEOs subject to annual review by the Committee and the position of target total direct compensation relative to market data. Target total direct compensation reflects the sum of annual base salary and the 2014 targets for the MIP and LTI programs.

NEO	2014 Annual Base Salary ($)	2014 MIP Target ($)	2014 LTI Target ($)	Target Total Direct Compensation ($)	Target Total Direct Compensation Position to Market(1)

David M. Cordani	1,155,000	1,800,000	9,000,000	11,955,000	Within competitive range
Thomas A. McCarthy	650,000	600,000	2,100,000	3,350,000	Within competitive range
Herbert A. Fritch(2)	1,000,000	1,000,000	2,000,000	4,000,000	Above competitive range
Matthew G. Manders(3)	675,000	750,000	2,100,000	3,525,000	Within competitive range
Jason D. Sadler(4)	574,860	474,884	950,000	1,999,744	Within competitive range

(1)
Based on survey data available in December 2013 as primary market reference.

(2)
Mr. Fritch's target total direct compensation is driven by his former role as Chief Executive Officer of HealthSpring before Cigna acquired HealthSpring in January 2012.
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(3)
Reflects base salary, MIP target and LTI target approved by the Committee in May 2014 in connection with Mr. Manders' increased responsibilities as President, U.S. Commercial Markets and Global Health Care Operations.

(4)
Mr. Sadler is based in Hong Kong. His base salary and annual incentive award are paid in Hong Kong dollars and, throughout this CD&A, have been converted to U.S. dollars using an exchange rate of $1 Hong Kong dollar = $0.12896 U.S. dollar, the average of the daily mid-points between the bid and the ask prices for each trading day in the month of December 2014. Reflects base salary, MIP target and LTI target approved by the Committee in May 2014 in connection with Mr. Sadler's increased responsibilities as President, International Markets.

As illustrated in the charts below, performance-based compensation represents approximately 90% of Mr. Cordani's target total direct compensation, including 75% in long-term incentives and 15% in annual incentives. On average, performance-based compensation represents 77% of target total direct compensation for the other NEOs, including an average of 56% in long-term incentives and 21% in annual incentives. The percentages shown below are targets only and will not match the percentages calculable from the compensation amounts reflected in the Summary Compensation Table on page 73.

Tally Sheets

The Committee reviews tally sheets for all of its executive officers, first when targets are being reviewed in December and again before annual compensation award decisions are made in February. Tally sheets summarize historical actual and target compensation, current target compensation opportunity, outstanding equity awards, retirement and deferred compensation values, and potential payouts upon termination of employment. The Committee believes that tally sheets are a useful reference tool to aid in its determination of whether compensation decisions are appropriate in the context of Cigna's compensation philosophy and performance. The Committee uses tally sheets solely as a reference, not as a determinant, when making executive compensation decisions.

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ELEMENTS OF COMPENSATION

Cigna's 2014 executive compensation program consists of the following elements:

Element	Description
Base Salary	Represents the fixed portion of each NEO's total direct compensation package.
Annual Incentive	Annual incentive awards under the MIP are based on the achievement of annual enterprise results relative to pre-established goals, as well as individual performance accomplishments and contributions.
Long-Term Incentives
Cigna's long-term incentive program also is performance-based compensation. In accordance with Cigna's compensation strategy, the predominant portion of a NEO's compensation opportunity is tied to the long-term results of the Company.
Retirement and Deferred Compensation
Cigna provides retirement benefits in the United States that are aligned to competitive market practice, including 401(k) plans and a voluntary non-qualified deferred compensation program that does not have any Company contributions. Executive officers working outside of the United States receive comparable arrangements. U.S.-based NEOs hired before July 1, 2009 have accrued benefits from defined benefit pension plans that were frozen on July 1, 2009.
Limited Perquisites and Other Benefits
Cigna provides limited perquisites to executive officers, which are designed to attract and retain key talent and provide for the safety and security of executive officers. Executive officers working outside of the United States also may be provided with local benefits that are customary in the country in which they are based. The NEOs are eligible to receive all of the benefits offered to Cigna employees generally, including medical benefits, other health and welfare benefits and other voluntary benefits. In addition, the CEO is encouraged to use the corporate aircraft for business and personal travel.

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Base Salary

Base salary represents only 10% of CEO target pay and an average of 23% for all other NEOs, with the balance of target compensation being performance-based compensation.

Base Salary Snapshot

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Base salary levels are set with reference to both competitive market data and individual performance.

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Base salary levels are reviewed annually during the merit review process and may be adjusted as a result of updated market data and an assessment of an executive's role and performance contributions, including the demonstration of Cigna's leadership behaviors and core values. The overall salary budget also is a factor in determining the extent of base salary adjustments.

2014 Base Salaries

The table below shows base salaries for each of the NEOs. Base salaries listed below may differ from the values reported in the Summary Compensation Table on page 73, due to the timing of changes to the NEOs' base salaries.

NEO	2014 Annual Base Salary ($)
David M. Cordani	1,155,000
Thomas A. McCarthy	650,000
Herbert A. Fritch(1)	1,000,000
Matthew G. Manders(2)	675,000
Jason D. Sadler(2)	574,860

(1)
Mr. Fritch's 2014 base salary is driven by his base salary in his former role as Chief Executive Officer of HealthSpring before Cigna acquired HealthSpring in January 2012.

(2)
Reflects the base salary approved by the Committee in May 2014.

In February 2014, as part of the annual merit review process, the base salaries of Messrs. Cordani, McCarthy and Sadler were increased by an average of 7.5%. These merit increases were based on survey data available in December 2013 and individual performance assessments. As further described on page 64, in May 2014, the Committee approved a 15% and 6% increase in Messrs. Manders' and Sadler's respective base salaries in recognition of their increased roles and responsibilities.

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Annual Incentives

Corporate annual performance goals are pre-established and designed to align with and drive execution of the Company's business strategy. Because profitability is critical to the long-term success of the business, no incentive award payments are made unless the Company achieves a pre-defined level of adjusted income from operations.

Management Incentive Plan Snapshot

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Annual incentives are paid primarily under the MIP. The Committee annually approves:

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  Enterprise performance measures and goals;

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  Funding levels for actual MIP awards; and

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  Individual targets and actual awards for the NEOs, except for Mr. Cordani's award, which is approved by the Board upon the recommendation of the Committee.

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Subject to certain limits described below, the actual annual incentive award for an eligible employee can range from 0% to 200% of the individual's target and is paid in the first quarter following the end of the performance year.

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2014 MIP payouts ranged from 90% to 115% of target based on Company results and individual performance.

MIP Performance Measures and Goals

Each year, the Committee sets enterprise performance measures, weightings and goals for annual incentive awards based on Cigna's business priorities. The Committee works with its independent compensation consultant to evaluate the appropriateness of these measures and weightings and the degree of challenge in the MIP performance goals. The measures are designed to align with and drive execution of the Company's business strategy. More detailed information on these measures is included in the table on page 55.

Measure	Weighting	Rationale
Adjusted income from operations	50%	Reinforces the importance of profitable growth across the enterprise.
Revenue	20%	Focuses on enterprise growth, encourages business decisions that optimize results for the enterprise, promotes cross-selling efforts and collaboration across business units, and drives customer focus.
Operating expense ratio improvement	20%	Drives continued focus on delivering ongoing expense efficiency while furthering investment capacity for ongoing innovation.
Net promoter score (NPS)	10%

Reinforces our focus on customer retention and loyalty by measuring customer perception on matters such as our reputation, brand, product, service, pricing and providers, all of which we believe are critical to Cigna's success.

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For each MIP goal other than NPS, the Committee specifies certain below target, target, above target and superior levels of performance. For NPS, performance is either at or below the target level. To aid the Committee in setting these performance targets, and to assess the reasonableness and rigor of those targets, the Committee's compensation consultant annually presents a comprehensive report to the Committee that evaluates Cigna's historical relationship between pay and performance in comparison with Cigna's peer group. The compensation consultant also reviews performance goals determined by the Committee in the context of historical performance and analyst expectations of future performance for Cigna and Cigna's peer group.

MIP Funding and Award Determination Process

The key considerations to funding the MIP and determining individual award amounts are discussed below.

Achieve Earnings Gate.    The Committee believes that achieving Cigna's profitability goals is critically important to the long-term success of the business. In recognition of its importance, a pre-defined level of adjusted income from operations (the earnings gate) must be achieved in order for the Committee to fund the MIP. If the Company does not meet the earnings gate, the MIP will not be funded and no annual incentives will be paid to the NEOs. The earnings gate reflects the minimum acceptable level of financial performance relative to Cigna's corporate objectives for the year.

Company Performance Drives Funding Level.    If the Company achieves the earnings gate, the Committee may fund the pool from 0% to 200% of target based upon with the following performance ranges: below target, target, above target and superior. The target performance range for the adjusted income from operations, revenue and operating expense improvement goals results in funding at 80% to 120% of target award levels. NPS performance at or above target results in funding at 100% to 200% of target award levels.

The Company's actual performance is the basis for establishing the range of funding available for awards. The Committee maintains the discretion to determine at which point within the limits of the pre-established range the actual funding will be set. In setting the actual funding, the Committee considers Cigna's performance as a whole (both in absolute terms and relative to competitors), as well as Cigna's achievement of the goals within each performance measure. The MIP funding mechanisms ensure that a minimum level of performance is achieved and that NEOs are rewarded for strong Company performance.

The Committee retains the flexibility to make incentive awards if target MIP goals are not achieved to aid in the retention of select key talent over the long-term and the encouragement of management to make decisions that could yield lesser results in the short-term, but are in the best interests of the Company's shareholders over the long-term.

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Award Amounts Based on Individual Contributions to Company Performance.    Once MIP funding has been determined, the Committee (and for Mr. Cordani, the Board of Directors upon the recommendation of the Committee) assesses each executive officer's individual performance contributions and how such contributions impacted the achievement of the MIP goals to determine the actual award amounts for each NEO. Actual awards can range from 0% to 200% of a NEO's MIP target, allowing the Committee to differentiate based on overall performance.

2014 Performance Goals, Measures and Actual Results

For 2014, the Committee established the performance measures, weightings and target performance goals below, which were used to determine the range of potential aggregate funding for MIP awards.

Measure	Weighting	Target Performance Goals*	Actual Result
Adjusted income from operations**	50%	(2)% to 10% growth	6.1% growth was within target range
• The target was set as a year-over-year growth goal for Cigna's Global Health Care, Global Supplemental Benefits and Group Disability and Life segments.
Revenue	20%	4% to 10% growth	8.2% growth was within target range
• The target was set as a year-over-year growth goal for Cigna's Global Health Care, Global Supplemental Benefits and Group Disability and Life segments.
Operating expense ratio improvement	20%	(3.8)% to 0.3% improvement	(1.0)% improvement was within target range

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The target was set as a composite objective, which measures operating expense improvement in Cigna's Global Health Care, Global Supplemental Benefits and Group Disability and Life segments versus 2013. Operating expenses are expressed as a percent of revenue for each segment. As further described below, this target considers the impact of the health insurance industry tax.

Net promoter score (NPS)	10%	Improve or maintain 2013 NPS score	2014 NPS score improved from 2013
• This is a measure of customer loyalty based on the results of externally conducted customer surveys.

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The target was set as a composite objective, measuring the year-over-year improvement of the NPS against 2013 results. NPS results from each of Cigna's segments are weighted based on the Company's 2014 operating plan for the segment's premiums and fees to establish both the NPS baseline and final result for 2014.

*
Achievement within the range of the target performance goals will yield funding at 80% to 120% of target award levels, except for NPS. For NPS, target performance will yield funding equal to 100% of target award levels.

**
Adjusted income from operations is not a financial measure calculated in accordance with U.S. generally accepted accounting principles (GAAP). For a reconciliation of adjusted income from operations for the Global Health Care, Global Supplemental Benefits and Group Disability and Life segments to the most directly comparable GAAP financial measure, which is segment earnings for each of the three businesses, see Annex A to this Proxy Statement.
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In setting the target performance goals for each measure, the Committee considered Cigna's publicly disclosed earnings estimates, historical Company and peer company performance, analyst commentary and the Company's then-current expectations for the industry and economic environment. The Committee considered various market forces impacting the Company and related uncertainty, including the expectation that the industry would face significant market change and disruption in 2014. Factors contributing to this uncertainty included disruption in the Medicare Advantage market and the impact of the Affordable Care Act, which included uncertainty regarding enrollment and margins associated with the individual business on the public exchanges and the health insurance industry tax that was assessed for the first time in 2014. The Committee believed that the target performance goals represented competitively attractive goals, that would be challenging to achieve although not certain, in light of the circumstances facing the Company in 2014.

2014 Individual MIP Targets and Awards

MIP target levels for the 2014 performance year for the NEOs are set forth in the table below. In December 2013, the Committee approved a 12% increase in Mr. Sadler's 2014 MIP target to further incent him to achieve aggressive goals set for his business. In May 2014, in recognition of their increased roles and responsibilities, the Committee approved 30% and 6% increases to the 2014 MIP targets for Messrs. Manders and Sadler, respectively.

In determining actual MIP awards, the Committee (and for Mr. Cordani, the Board of Directors upon the recommendation of the Committee) takes an integrated approach, assessing enterprise results together with each executive officer's individual performance contributions during 2014. For the 2014 performance year, the Committee and the Board made annual incentive awards to the NEOs ranging from 90% to 115% of the target award value, as reflected in the following table.

NEO	2014 MIP Target ($)	MIP Maximum Award ($)	Actual MIP Payout ($)	Payout as a Percent of Target (%)
David M. Cordani	1,800,000	3,600,000	1,900,000	105.5
Thomas A. McCarthy	600,000	1,200,000	630,000	105
Herbert A. Fritch(1)	1,000,000	2,000,000	900,000	90
Matthew G. Manders	750,000	1,500,000	787,500	105
Jason D. Sadler	474,884	949,768	546,116	115

(1)
Mr. Fritch's MIP target is driven by his annual incentive target in his former role as Chief Executive Officer of HealthSpring before Cigna acquired HealthSpring in January 2012.

Mr. Cordani

In early 2015, the Committee, together with the independent Chairman of the Board, assessed the performance of Mr. Cordani. This assessment included a review of the overall performance of the Company in 2014 against the established enterprise goals. They also considered Mr. Cordani's individual contributions. Following this review, the Committee made certain recommendations to the Board relating to Mr. Cordani's MIP award for 2014. The Board considered these recommendations as part of its own independent review of Mr. Cordani's performance. Under Mr. Cordani's leadership, Cigna achieved its fifth consecutive year of competitively attractive results. More specifically, the Board considered the following achievements in 2014:

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development and implementation of the next phase of Cigna's Go Deep, Go Global, Go Individual strategy, which focuses on the key imperatives of affordability and personalization driven by insights, localization, talent and brand;

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consolidated adjusted income from operations of $2.0 billion, compared with $1.93 billion in 2013;

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revenue of $34.9 billion, which represents growth of 8% compared to 2013;
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strong organic membership growth of 1.4% for Global Health Care over year-end 2013;

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continued year over year improvements in customer, client and partner satisfaction scores;

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strong strategy execution, evidenced by the organic growth across all of the Company's operating segments, including revenue growth in China and Turkey as well as the introduction of Cigna's products and solutions in India;

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launch of a new brand strategy based on consumer insights to strengthen optimization and attribution across all businesses;

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continued advancement of the Company's industry-leading collaborative relationships with physicians; and

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continued advocacy on the federal and state levels on issues critical to Cigna's success, including the successful removal of anticompetitive measures, such as industry fees, for the expatriate business.

Based on these factors, including the Board's overall evaluation of Mr. Cordani's performance, the Board awarded Mr. Cordani a MIP payout for 2014 of $1,900,000, or approximately 105.5% of his 2014 MIP target.

Other NEOs

For all other NEOs, Mr. Cordani makes recommendations to the Committee regarding MIP awards based on his evaluation of each NEO's performance and contributions to enterprise goals. The Committee considers Mr. Cordani's recommendations when determining MIP awards. While not exhaustive, below are certain key factors the Committee considered when making award determinations.

Mr. McCarthy.    Under Mr. McCarthy's leadership in corporate financing activities during 2014, the Company continued to deliver strong financial results through disciplined expense and risk management. Mr. McCarthy continues to lead productive engagement between business teams and their financial counterparts, resulting in a thorough and thoughtful financial planning and reporting process. Mr. McCarthy is critical in leading the Company's capital generation and deployment efforts. In 2014, his efforts led to securing rating upgrades, further strengthening Cigna's financial flexibility. Mr. McCarthy also continued to de-risk Cigna's pension plan and enhance the Company's global capital management strategy. As a result of Mr. McCarthy's contribution in 2014, Mr. Cordani recommended, and the Committee approved, a 2014 MIP payment of $630,000, or 105% of his target.

Mr. Fritch.    Throughout 2014, Mr. Fritch provided leadership and oversaw the continued integration of the HealthSpring organization into Cigna. In 2014, Cigna-HealthSpring continued to be impacted by sequestration and rate pressure. Despite these challenges, Mr. Fritch was integral in the efforts to replicate HealthSpring's value-based model, including the development of collaborative relationships with physicians and medical service organizations, into Cigna's U.S. Commercial and International businesses. In addition, Cigna-HealthSpring's Medicare Advantage business continued to meet or exceed member needs. The quality of care delivered through our engaged physician groups is reflected in our stars ratings where we increased our membership in four-star or higher plans in 2014. Overall, however, results for the Seniors business were slightly below 2014 expectations. As a result of Mr. Fritch's contributions in 2014, Mr. Cordani recommended, and the Committee approved, a 2014 MIP payment of $900,000, or 90% of his target.

Mr. Manders.    In June 2014, Mr. Manders assumed the role of President, U.S. Commercial Markets and Global Health Care Operations. In connection with this promotion, he assumed responsibility for all U.S.-based commercial business with employers and individuals, and the operations teams that deliver health care services in markets around the world. Mr. Manders continued to effectively lead the development and implementation of key market strategies related to the Company's transition from a volume-based to a value-based healthcare

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model as well as streamlining Cigna's global operating model. Under Mr. Manders' stewardship, our commercial medical trend result continued our multi-year track record of industry leading performance while continuing to deliver differentiated clinical quality. The U.S. Commercial business had significant earnings growth and the Group business also showed meaningful growth in 2014, despite a historically low interest rate environment. As a result of Mr. Manders' contributions in 2014, Mr. Cordani recommended, and the Committee approved, a 2014 MIP payment of $787,500, or 105% of his target.

Mr. Sadler.    In June 2104, Mr. Sadler assumed the role of President, International Markets. In connection with his promotion, Mr. Sadler assumed responsibility for all Cigna business originating outside of the U.S. for individuals and employers. Under Mr. Sadler's leadership, Cigna's International business lines continued to demonstrate strong growth despite significant uncertainty and immense disruption in a number of key markets. This growth included the successful launch of Cigna's joint venture in India as well as new insights-driven products in Korea, Turkey and China. Mr. Sadler also focused on the development and attraction of key talent in 2014, placing new leaders within several key markets throughout the year. As a result of Mr. Sadler's contributions in 2014, Mr. Cordani recommended, and the Committee approved, a 2014 MIP payment of $546,116, or 115% of his target.

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Long-Term Incentives

Long-term incentives, which represent 75% of CEO target pay and an average of 56% for all other NEOs, are the most heavily weighted element of compensation, and are designed to incent and reward superior results through long-term financial discipline and strategic accomplishments. SPS performance goals measure the Company's relative and absolute performance over the long-term and awards are not paid unless threshold performance goals are satisfied.

LTI Snapshot

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Long-term incentives are administered under the Cigna Long-Term Incentive Plan.

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Annual awards are delivered through a mix of stock options and strategic performance shares.

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Stock Options

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The actual realized value of stock options depends upon stock price appreciation at the time the option is exercised. The term of the option is 10 years.

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Stock options generally vest (or first become exercisable) in equal installments over three years beginning on the first anniversary of the grant.

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Strategic Performance Shares (SPSs)

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SPS award opportunities have a three-year performance period and are denominated in shares of Cigna stock.

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SPS award opportunities are based on individual performance.

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At the end of the three-year performance period, the actual number of shares awarded is based on Cigna's performance against pre-established enterprise goals, including TSR performance relative to Cigna's peers. The SPSs earned will range from 0% to 200% of the target SPS award opportunity granted.

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2014 LTI awards ranged from 75% to 120% of target based on Company results and individual performance.

2014 Individual LTI Targets and Awards

An executive officer's LTI target is expressed as a dollar value and is determined based on the market data for the officer's role. The Committee sets the target as an absolute dollar value, not as a percentage of salary, with the primary consideration being the comparison to the 50th percentile LTI target level of the market data. An executive can receive an award between 0% and 200% of the individual target value. In determining awards for the NEOs, the Committee (and, for Mr. Cordani, the Board, upon the recommendation of the Committee) primarily evaluates individual contributions, but also may take into consideration enterprise performance, LTIP share utilization, succession planning needs and other factors as circumstances warrant.

In December 2013, the Committee approved a 24% increase in Mr. Sadler's 2014 LTI target to further align his target total compensation within competitive range. The 2014 annual LTI awards were above target for Messrs. Cordani, McCarthy, Manders and Sadler as a result of individual performance, retention or succession planning considerations and changes in roles or responsibilities. Mr. Fritch's annual award was below target due to the performance of the Cigna-HealthSpring business in 2013 below expectations. These awards were

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delivered 50% in stock options and 50% in SPS awards with a 2014-2016 performance period. The Committee believes this mix provides an appropriate balance between emphasizing stock price appreciation and enterprise performance.

The table below provides more detail about the 2014 LTI target values, grant values and levels relative to LTI targets.

	2014 LTI Target ($)	LTI Maximum Award ($)	Actual LTI Grant Value(1) ($)	LTI Award as a Percent of Target (%)
David M. Cordani	9,000,000	18,000,000	10,800,000	120
Thomas A. McCarthy	2,100,000	4,200,000	2,100,000	100
Herbert A. Fritch	2,000,000	4,000,000	1,500,000	75
Matthew G. Manders(2)	1,750,000	3,500,000	1,837,500	105
Jason D. Sadler(2)	785,000	1,570,000	942,000	120

(1)
Awarded in February 2014.

(2)
Reflects the LTI targets in effect in February 2014.

In May 2014, the Committee approved 20% and 21% increases to LTI targets for Mr. Manders and Mr. Sadler, respectively, in connection with their increased roles and responsibilities. As further described on pages 64 and 65, in May 2014, the Committee also granted SPS awards to Messrs. Manders and Sadler and made a retention award in the form of a grant of restricted stock units to Mr. Sadler.

Equity awards granted in 2014 are disclosed in terms of their grant date fair value in column (e) of the Summary Compensation Table on page 73, in the Grants of Plan-Based Awards Table on page 76, and in the Outstanding Equity Awards Table on page 78.

Strategic Performance Shares Program

The SPS program is designed to:

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pay at the median for competitive performance results against stretch targets;

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incent and reward superior results achieved through sustained long-term financial discipline and strategic accomplishments that benefit Cigna over the long-term, but that may not be reflected in annual or short-term results; and

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provide competitive pay opportunities that allow the Company to attract, motivate and retain employees who will drive competitively superior performance.

SPSs have a three-year performance period. The number of SPSs earned and paid, if any, in the year following the end of the performance period is based on Cigna's performance over the three-year period measured against pre-established measures and goals. At the time of award, the Committee approves a total LTI dollar award value for each executive officer, other than the award value for Mr. Cordani which is approved by the Board upon the recommendation of the Committee. The SPS portion of the LTI award value is converted into a specific number of SPSs on the grant date based on Cigna's stock price on that date. The actual number of shares paid can range from 0% to 200% of the number of SPSs awarded. SPS awards, if earned, are ultimately settled in shares of Cigna common stock. Because the payment will be made in Cigna stock, the actual value of the earned awards is based on Cigna's stock price at the time of payment.

Each of the two financial measures, adjusted income from operations and revenue, has an assigned threshold goal equivalent to a 35% of target payout. Threshold represents the lowest possible level of share payout for

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each measure. Financial results that are achieved below the threshold target will result in a 0% payout for that applicable measure.

2011 – 2013 SPS Program

The shares earned under the 2011 – 2013 SPS Program were measured using performance through December 31, 2013 and were paid to each executive officer in March 2014. The total share value realized by each NEO on the payment date is reflected in the Option Exercises and Stock Vested table on page 80.

2012 – 2014 SPS Program

SPSs for the 2012 – 2014 performance period were granted in February 2012. The performance goals for the 2012 – 2014 SPSs are presented in the table below, along with actual results for the three-year performance period.

Measure	Weighting	Target Performance Goals (dollars in millions)	Actual Result (dollars in millions)
Total shareholder return (stock price appreciation assuming reinvestment of dividends) (TSR)	50%	50th Percentile	90th Percentile (200% of target)
Relative to Cigna's peer group at the time of the award and compounded over the three-year period from 2012 through 2014.
Adjusted income from operations*	25%	Cumulative adjusted income from operations of $5,429 to $5,954	$6,179 (136% of target)

Includes adjusted income from operations in 2012, 2013 and 2014 for Cigna's Global Health Care, Global Supplemental Benefits and Group Disability and Life segments. Target goal was calculated assuming a compound annual growth rate of 15%-20%.

Revenue	25%	Cumulative revenue of $89,772 to $98,042	$95,037 (105% of target)

Includes revenue in 2012, 2013 and 2014 for Cigna's Global Health Care, Global Supplemental Benefits and Group Disability and Life segments. Target goal was calculated assuming a compound annual growth rate of 18%-23%.

*
Adjusted income from operations is not a financial measure calculated in accordance with U.S. generally accepted accounting principles (GAAP). For a reconciliation of adjusted income from operations for the Global Health Care, Global Supplemental Benefits and Group Disability and Life segments to the most directly comparable GAAP financial measure, which is segment earnings for each of the three businesses, see Annex A to this Proxy Statement. As appropriate, adjustments are made for acquisitions, dispositions and the implementation of accounting changes to ensure comparability of actual results and targets.

Cigna's TSR for 2014 was 17.7%. Over the three-year period from 2012 to 2014, three-year annual compounded TSR was 34.9%, which ranked at the 90th percentile relative to the peer group companies and was 200% of target.

Based on the results in the table above, on February 24, 2015, the Committee approved payout of the 2012-2014 SPSs at 160% of target. The calculations utilized to determine the payout were reviewed for accuracy by PricewaterhouseCoopers LLP. See the Outstanding Equity Awards table on page 78 for actual share amounts issued to each NEO and associated market values.

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Ongoing SPS Programs

Performance Period	Award Date	Payment Date (if earned)	Performance Measures (Weightings in %)

2013 – 2015	February 2013	2016	Relative TSR (50%)	Adjusted Income from Operations (25%)	Revenue (25%)

2014 – 2016	February 2014	2017	Relative TSR (50%)	Adjusted Income from Operations (25%)	Revenue (25%)

2015 – 2017	February 2015	2018	Relative TSR (50%)	Adjusted Income from Operations (50%)

For the 2015 – 2017 SPS performance period, performance measures were adjusted to focus on earnings-based and shareholder return-based metrics and exclude revenue, which is consistent with current market practices and trends. The Committee believes that these two measures are more effective to evaluate the Company's long-term success. In addition, the removal of revenue as a performance measure in the SPS program helps to mitigate the use of duplicate measures within Cigna's short-term and long-term incentive plans.

When the Committee approved the performance measures and goals for the 2013 – 2015, 2014 – 2016 and 2015 – 2017 performance periods, the Committee anticipated that performance resulting in a number of shares paid between 80% and 120% of target would be challenging and not certain, while performance resulting in a number of shares paid over 120% of target would be difficult, but not unattainable.

Other Equity Awards

From time to time, the Committee makes special equity grants to executive officers in the form of restricted stock or restricted stock units (RSUs) to encourage retention of the talent necessary to manage successfully the Company's businesses or to recognize superior performance. As further described on page 64 under Compensation Actions Related to Promotions, in May 2014, the Committee granted RSUs to Mr. Sadler as a retention award. Non-U.S. employees are eligible to receive RSUs in lieu of restricted stock.

Retirement and Deferred Compensation

401(k) Retirement Plan and Supplemental 401(k) Plan

All U.S. full-time employees are eligible for the tax qualified 401(k) Plan, which provides for employee contributions as well as Company matching contributions of up to 4.5% of eligible pay. Certain employees, including the U.S.-based NEOs, are eligible for the Cigna Supplemental 401(k) Plan.

The Supplemental 401(k) Plan is a non-qualified deferred compensation plan that provides an annual credit to employees equal to 1.5% of earnings that cannot be treated as eligible earnings under the regular 401(k) Plan due to Internal Revenue Code limits and cannot be the basis for employee or Company matching contributions under the regular 401(k) plan. Earnings eligible for the credit are salary and bonus amounts that exceed the

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IRS annual limit on eligible earnings ($260,000 in 2014) or that an employee defers under the Cigna Deferred Compensation Plan. Credits accumulate with hypothetical interest equal to the rate of return under the 401(k) Plan's Fixed Income Fund (3.7% as of January 1, 2014 and 3.65% as of January 1, 2015). The account will vest under the same rules that apply to the regular 401(k) Plan. The account balance will be paid after termination of employment in accordance with the plan.

Nonqualified Deferred Compensation Plan

Cigna provides the U.S.-based NEOs and certain other employees with the opportunity to defer base salary and annual incentive awards under the Cigna Deferred Compensation Plan. Cigna does not make any contributions to this plan on behalf of employees. This plan provides eligible employees an opportunity to postpone both the receipt of compensation and the income tax on that compensation — typically until after termination of employment with Cigna. Participants elect when to receive payment and can choose either a single lump sum or annual installments. For amounts deferred before 2005, participants can request an accelerated payment of all or part of their account balance subject to a 10% penalty. Otherwise, early withdrawals are permitted only under financial hardship circumstances.

Additional information about deferred compensation can be found in the Nonqualified Deferred Compensation Table and narrative on page 84.

Defined Benefit Pension Plans

The Cigna Pension Plan and the Cigna Supplemental Pension Plan were frozen on July 1, 2009. Benefits earned under these plans have been determined based on eligible earnings through July 1, 2009. The freeze did not affect benefits earned before July 1, 2009. The Company's NEOs hired before July 1, 2009 participated in the Pension Plan and the Supplemental Pension Plan.

Additional information about pension benefits can be found in the Pension Benefits Table on page 81.

Retirement Plans for Non-U.S.-based Employees

Mr. Sadler participates in the Mandatory Provident Fund program for Hong Kong employees. Local law requires employees to contribute 5% of their monthly salary up to a maximum amount ($1,250 HKD through June 2014 and $1,500 HKD thereafter). Employers also are required to contribute 5% of the employee's monthly salary up to the same maximum amount. Employer contributions vest at a rate of 10% per year and are fully vested after 10 years of service. Participants may withdraw their lump sum benefit upon attaining the normal retirement age of 60 years old.

As a citizen of the United Kingdom working in Hong Kong, Mr. Sadler also participates in Cigna's Third Country National Pension Plan. At the end of each calendar quarter, Cigna allocates a hypothetical contribution to a participant equivalent to 9% of eligible base and bonus earnings for the period. The hypothetical balance earns interest based on the employee's investment elections. Employees are vested in plan benefits after five years of service. At the time of separation of service from Cigna, an employee will receive a lump sum payment of their vested plan benefit.

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Limited Perquisites and Other Benefits

Cigna provides limited perquisites for executive officers.

Cigna's executive compensation program provides limited perquisites to executive officers, offered primarily to attract and retain key talent or provide for an executive officer's safety and security. Perquisites generally have included an annual allowance under our executive financial services program (as described below), payments for residential security alarm maintenance and relocation benefits when a move is required. Executive officers working outside of the United States also may be provided with benefits that are customary in the country in which they are based. These benefits may include a housing allowance, a company car and club memberships. In addition, Mr. Cordani is encouraged to use the corporate aircraft for business and personal travel. This serves to increase his time available for business purposes and as a means to better ensure his safety and security. Mr. Cordani is fully responsible for personal income tax liability associated with his personal use of the corporate aircraft.

Cigna's executive financial services program offers executive officers an annual allowance of up to $6,500 for the costs of financial or estate planning (including associated legal services) and tax return preparation, with the exception of Mr. Cordani who is reimbursed for all financial and estate planning expenses including tax preparation incurred for any year.

The perquisites provided to the NEOs in 2014 and the associated values and valuation methods are described in the notes to the Summary Compensation Table on page 73.

The NEOs also are eligible to receive all of the benefits offered to Cigna employees generally, including medical benefits and other health and welfare benefits and voluntary benefits.

Compensation Actions Related to Promotions

Effective May 2014, the Company realigned its leadership team in connection with the enhancement of its operating model. Messrs. Manders' and Sadler's job scope expanded significantly as a result of these actions. Mr. Manders was appointed President, U.S. Commercial Markets and Global Health Care Operations. He assumed responsibility for all U.S.-based commercial business with individuals and employers and the operations teams that deliver health care services in markets around the world. Mr. Sadler was appointed President, International Markets, with responsibility for all Cigna business originating outside of the United States for individuals and employers. The Committee approved the adjustments to each officer's compensation and the related actions described below based on an evaluation of market data consistent with each officer's new role and in recognition of their increased responsibilities.

In connection with Mr. Manders' expanded role, in May 2014, the Committee approved a 15% increase in his annual base salary (to $675,000); a 30% increase in his 2014 MIP target (to $750,000); a 20% increase in his LTI target (to $2,100,000); and SPS awards for the 2012 – 2014, 2013 – 2015 and 2014 – 2016 performance periods with an aggregate grant date value of approximately $311,000.

In connection with Mr. Sadler's expanded role, in May 2014, the Committee approved a 6% increase in his annual base salary (to $574,825); a 6% increase in his MIP target (to $474,856); a 21% increase in his LTI target (to $950,000); and SPS awards for the 2012 – 2014, 2013 – 2015 and 2014 – 2016 performance periods with an aggregate grant date value of approximately $131,000.

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Mr. Sadler also was granted a retention award in the form of RSUs with a grant date value of $625,000 and 50% vesting on each of the third and fourth anniversaries of the grant date. The retention award was granted to Mr. Sadler due to his critical role in representing Cigna's capabilities in key countries and further leveraging key distribution partners and market relationships in the individual supplemental, primary and employer insurance markets in support of the Company's long-term growth strategy.

2015 Compensation Actions

In December 2014, 2015 MIP and LTI targets of certain NEOs were increased to ensure that target total direct compensation remained within a competitive range of the market median. These adjustments were made after a review of survey data available in December 2014, which reflected the addition of Prudential Financial, Inc. to the peer group for 2015 compensation and in consideration of rapidly changing market and economic conditions. Mr. Cordani's 2015 MIP and LTI targets increased to $2,200,000 and $9,600,000, respectively; Mr. McCarthy's 2015 MIP and LTI targets increased to $800,000 and $2,400,000, respectively; Mr. Manders' 2015 MIP and LTI targets increased to $900,000 and $2,200,000, respectively; and Mr. Sadler's 2015 MIP and LTI targets increased to $500,000 and $1,000,000, respectively. There were no changes to Mr. Fritch's 2015 MIP or LTI targets.

EMPLOYMENT ARRANGEMENTS AND POST-TERMINATION PAYMENTS

Employment Arrangements

We typically do not enter into individual employment contracts with our executive officers. Consistent with our approach of rewarding performance, employment is not guaranteed, and either Cigna or the executive officer may terminate the relationship at any time. An executive officer receives an offer letter upon his or her hire or promotion that describes initial compensation terms, such as base salary, any sign-on or other cash bonus or equity awards, any relocation assistance and target opportunities for annual cash incentive or long-term equity incentive compensation.

Herbert Fritch

To support the business integration and leadership transition associated with the acquisition of HealthSpring, Inc. in January 2012, we entered into a retention agreement with Mr. Fritch (then HealthSpring's Chief Executive Officer) in October 2011, which was amended in December 2011 and September 2014. The retention agreement provided for the payment of a retention cash bonus, the grant of restricted stock and SPS awards and the opportunity to receive a performance-based cash bonus, which were earned and/or received in 2012 and 2013 consistent with the terms of his agreement.

Mr. Fritch's retention agreement also provides for accelerated vesting of his restricted stock awards in the event of death, disability or involuntary termination of employment without cause or resignation for good reason prior to the vesting of these awards. Pursuant to lock-up provisions in his retention agreement, as amended in September 2014, Mr. Fritch is not permitted to sell 81,001 shares of Cigna stock and shares underlying 273,787 options, which had an aggregate value of approximately $31.6 million as of December 31, 2014.

Jason Sadler

As an employee based in Hong Kong, Mr. Sadler is entitled to certain protections in the event of his termination that are customary for local employees. Unless he is terminated for cause, in order to terminate his employment, either Cigna or Mr. Sadler must provide not less than three months' prior written notice of the termination, or payment in lieu thereof. Mr. Sadler's offer letter also provides for certain perquisites that are

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customary for executives working in Hong Kong, including a company car and driver, housing allowance and payment of home leave travel expenses.

Severance Arrangements

Other than following a change of control of Cigna, the Committee generally has discretion to determine, on a case-by-case basis, whether to make any post-termination payments to an executive officer. In the past, the Committee has approved varying amounts of severance pay for departing executive officers in exchange for certain obligations, including, for example, a general release of all claims or an extended non-competition and non-solicitation period. In approving a severance arrangement, the Committee exercises its business judgment based on individual circumstances, including, but not limited to, the executive officer's term of employment, past accomplishments, reasons for termination, opportunities for future employment and total unvested annual or long-term incentive compensation.

Other Post-Termination Arrangements

Under the Cigna Long-Term Incentive Plan, if an executive officer's employment terminates prior to the vesting of a stock option, restricted stock, RSU or SPS award, the award is generally forfeited, subject to specific exceptions for disability, death or retirement (as defined in the plan). Upon an executive officer's disability, death or retirement, stock options, restricted stock, RSUs and SPS awards may vest, depending on the nature of the award, the termination event, and the terms of the grant agreements. For a full explanation of how equity awards are treated in the event of an executive officer's disability, death or retirement, please see Potential Payments Upon Termination or Change of Control beginning on page 85.

Change of Control Arrangements

Cigna does not provide executive officers with any single-trigger payments, golden parachute excise tax gross-ups or excise tax reimbursements upon a change of control.

The Cigna Executive Severance Benefits Plan applies to executive officers in the event of a qualified separation of service of the executive officer. A mere change of control itself (i.e., a "single trigger") does not trigger benefits. The intent of the plan is to encourage executives to continue to act in shareholders' best interests in evaluating potential transactions and ensure management talent will be available to assist with the transaction and business integration.

Under the Cigna Executive Severance Benefits Plan and Cigna Long-Term Incentive Plan, an executive officer will be eligible for benefits if his or her employment is terminated upon or during the two-year period following a change of control (i.e., a "double trigger") if such termination is:

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initiated by Cigna other than "for cause" (i.e., a termination on account of the executive's felony conviction for fraud or dishonesty directed against Cigna); or

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initiated by the executive officer after determining, in his or her reasonable judgment, that there has been a material reduction in authority, duties or responsibilities, any reduction in compensation, or any changes in the executive's principal office location of more than 35 miles from the location on the date of a change of control. Under the Executive Severance Benefits Plan, the executive must deliver notice to Cigna within 30 days after such reduction or change and at least 30 days before separation, after which Cigna has 30 days to remedy the circumstances before a separation upon a change of control is deemed to have occurred.
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Benefits in a double-trigger situation include the following:

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A lump sum cash severance payment equal to 156 weeks (approximately three years) of base salary plus three (3) times the higher of (i) the most recent annual incentive paid or (ii) the target annual incentive. The intent of the formula for the annual incentive amount is to reward the executive officer for his or her expected performance prior to the change of control.

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Full vesting of all unvested stock options, restricted stock and RSUs. As a result, if an executive is involuntarily terminated without cause or resigns for good reason after a change of control, the executive is able to realize the shareholder value to which he or she contributed while employed at Cigna.

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Full vesting of all unvested SPS awards with the calculation of such vesting made at the highest of: (1) the target vesting percentage; (2) the vesting percentage for the most recent payout; or (3) the average of the vesting percentage established by the Committee for the most recent two SPS payouts. The intent of this formula is to provide executive officers with a reasonable estimate of the potential payouts and to avoid placing executive officers at a disadvantage as a result of a change of control.

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At Cigna's expense, twelve months of basic life insurance plan coverage and six months of reasonable outplacement services following a change of control.

If any portion of the change of control benefits paid to an executive officer would be subject to an excise tax, then either (1) the executive will receive the full amount of the benefits and will pay any resulting excise tax or (2) the change of control benefits will be reduced enough to avoid the excise tax entirely, whichever alternative provides the executive with the greater amount of after-tax benefits.

For more information concerning the financial amount of these benefits, see Potential Payments upon Termination or Change of Control beginning on page 85.

PROCESSES AND PROCEDURES FOR DETERMINING EXECUTIVE COMPENSATION

The Role of the People Resources Committee in Executive Compensation

The Committee is composed entirely of independent directors. Pursuant to its charter, the Committee is charged with oversight of the Company's compensation and benefit plans and policies that apply to executive officers. The Committee regularly reviews Cigna's compensation programs against the Company's strategic goals, industry practices, and emerging trends to ensure a strong linkage between executive pay and performance and alignment with shareholder interests. At each of its regularly scheduled meetings, the Committee conducts executive sessions, without Cigna management present. In addition, the Committee has engaged Pay Governance as its independent compensation consultant to assist the Committee in its responsibilities.

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Risk Oversight

As part of its responsibilities, the Committee considers whether Cigna's compensation programs and policies encourage unnecessary or excessive risk-taking behavior by executives or create risks that are reasonably likely to have a material adverse effect on the Company. For example, at the request of the Committee, on an annual basis, the Chief Risk Officer conducts a comprehensive review of executive and employee compensation programs to determine whether incentive compensation plans are likely to promote risk-taking behavior that could have a material adverse effect on the Company. The findings of this review are presented to, and discussed by, the Committee in February of each year. The review analyzes:

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the relationship between the incentives created by those plans and Cigna's risk profile;

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internal controls that mitigate the risk of incentive compensation having an unintended negative financial impact; and

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plan design features including clawback arrangements, holding periods, earnings thresholds, payment structures and plan caps.

After conducting the review and assessing potential risks, the Committee determined that each incentive program does not create risks that are reasonably likely to have a material adverse effect on the Company.

Process for Executive Compensation Decisions

Chief Executive Officer Compensation

The Committee, together with the independent Chairman of the Board, annually evaluates Mr. Cordani's performance and Cigna's established enterprise goals. The Committee then makes recommendations to the independent members of the Board of Directors about his performance and compensation. The Board considers the Committee's recommendations as part of its review and approval of Mr. Cordani's compensation. The Chairman of the Board reviews the results of the evaluation with Mr. Cordani.

Mr. Cordani is not present when the Committee and the Board are making decisions about his compensation. At the request of the Committee, the Executive Vice President, Human Resources and Services and the independent compensation consultant attend this Committee session.

Other NEO Compensation

Generally, the Executive Vice President, Human Resources and Services presents recommendations for all other NEOs' compensation targets for the Committee's consideration. For compensation decisions involving actual payouts for the NEOs, Mr. Cordani presents his recommendations to the Committee for its consideration. Mr. Cordani discusses Cigna's performance and the individual officer's performance. The Executive Vice President, Human Resources and Services is generally present for the discussion of compensation for all executive officers other than himself.

Compensation Consultant Role in Executive Compensation

While the Committee or Board ultimately makes all executive compensation decisions, the Committee engages the services of outside advisors for assistance. The Committee utilized Pay Governance as the Committee's independent compensation consultant throughout 2014 to provide independent, objective analysis, advice and information and to generally assist the Committee in the performance of its duties. The Committee will typically

68 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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request information and recommendations directly from the compensation consultant as it deems appropriate to structure and evaluate Cigna's compensation programs, practices and plans. As part of its engagement, at the direction of the Committee, the compensation consultant will work with the Committee chair, the Executive Vice President, Human Resources and Services and Cigna's compensation department in their work on the Committee's behalf.

Since December 2013, Pay Governance has provided the following services to the Committee:

•
analyzed pay practices as compared to Cigna's peer group to assess whether three- and five-year realizable pay were aligned with Cigna's performance and compensation philosophy;

•
reviewed incentive measures in the 2014 MIP and SPS programs to provide the Committee with objective reference points to consider when determining target goals;

•
evaluated the effect of Cigna's equity programs on annual share use, burn rate (the number of shares awarded per year divided by the shares outstanding at the end of the year) and total overhang (the number of stock options and restricted stock outstanding, plus the number of shares available for grants under the Long-Term Incentive Plan, divided by the total number of shares of common stock outstanding), and advised the Committee in its determination of the maximum share limit for use in 2015;

•
reviewed the Company's executive compensation peer group for 2015 and recommended modifications for consideration;

•
provided market research on peer incentive plans to assist in the design of short-term and long-term incentive compensation plans for 2015;

•
presented a comparison of competitive market data to the current compensation of each executive officer to assist in setting compensation targets for 2015; and

•
reviewed this Compensation Discussion and Analysis.

At the request of the Committee, a representative of Pay Governance attended all of the Committee's meetings in 2014. The Committee regularly reviews and evaluates its compensation consultant engagement, and annually reviews the compensation consultant's performance.

Independence of the Compensation Consultant

The People Resources Committee's policy requires that the compensation consultant be independent of the Company. A compensation consultant is deemed independent under the policy if the compensation consultant (1) is retained by and reports solely to the Committee for all executive compensation services; (2) does not provide any services or products to the Company or management except with approval of the Committee's Chair; and (3) is otherwise free from conflicts. The Committee has assessed Pay Governance's independence pursuant to Cigna's policy and NYSE rules and concluded that Pay Governance was free from conflicts and independent. In addition, each year the Committee receives a letter from its compensation consultant providing appropriate assurances and confirmation of independence.

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 69

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OTHER PRACTICES

Robust stock ownership guidelines and holding requirements for equity awards align executives' interests with shareholders. Cigna also prohibits hedging of Cigna securities by all directors and employees, including the executive officers, and restricts pledging of Cigna stock by directors and Section 16 officers.

Stock Ownership Guidelines

We believe that the ownership of meaningful levels of Cigna stock by our executive officers is a critical factor in aligning the long-term interests of management and our shareholders. To promote this goal, we have adopted stock ownership guidelines that apply to all of our executive officers, including our NEOs. As of December 31, 2014, all of our current NEOs met or exceeded stock ownership guidelines.

Our stock ownership guidelines have the following rigorous features:

•
The CEO is required to own stock valued at least six times his base salary, and other executive officers are required to own stock valued at least three times their respective base salary.

•
Wholly owned shares, restricted stock, stock equivalents, SPSs granted prior to January 1, 2014, and shares owned through benefit plans (such as investments in the Cigna Stock Fund of the Cigna 401(k) Plan) are counted toward meeting the guidelines. SPSs granted on or after January 1, 2014 and stock options do not count towards meeting guidelines.

•
Executive officers have five years from date of hire, promotion or any other event that changes their multiple of base salary to meet their applicable ownership guideline. Once an executive attains his or her guideline, the executive must maintain the requirement on a continuous basis, even if the requirement is met before the end of the five-year period.

•
Executive officers are required to hold all Company stock acquired until their ownership guidelines are met.

We also have instituted other practices to encourage a long-term ownership philosophy for our executive officers, including:

•
prohibiting the sale of more than 50% of the shares held above the applicable guideline in any single open period;

•
once the guideline is met, an executive officer must retain, for at least one year, a minimum of 50% of the shares acquired upon exercise of any stock options and 50% of the shares acquired upon vesting of restricted stock grants;

•
requiring CEO approval of all transactions in Cigna stock by executive officers; and

•
requiring General Counsel approval of all transactions in Cigna stock by the CEO.
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Hedging and Pledging Restrictions

Our insider trading policy prohibits our directors, executive officers and all employees from engaging in hedging, speculative or other transactions that hedge or offset any decrease in the market value of Cigna stock. Prohibited transactions include, but are not limited to, trading in put or call options, short sales, zero cost collars and forward sale contracts.

The Committee has adopted a policy that prohibits directors and Section 16 officers from pledging Cigna stock as loan collateral or holding Cigna stock in a margin account. Cigna's Office of the Corporate Secretary, in consultation with the Chairman of the Board and the Chief Executive Officer, may grant exceptions to this prohibition only with respect to shares held above the stock ownership guidelines. Exceptions may be granted upon a determination that the pledge is reasonable in amount and scope and structured to minimize risks associated with pledging. This determination will be based on the following considerations, among others:

•
the amount of the pledge as compared to Cigna's total stock outstanding, market value or trading volume;

•
the amount of the pledge as compared to the total value of Cigna stock held by the individual above the applicable stock ownership guideline;

•
the individual's ability to repay loans secured by Cigna stock or substitute other assets as collateral; and

•
the terms of the pledging documentation.

To our knowledge, none of our directors, NEOs or other Section 16 officers have pledged Cigna stock, either now or at any time in the past.

DISGORGEMENT OF AWARDS (CLAWBACK) POLICY

The Board of Directors has the authority to recoup compensation paid to executive officers in the event of a restatement of financial results, beyond the mandates of Sarbanes-Oxley. In addition, once final rules are released regarding clawback requirements under the Dodd-Frank Act, Cigna intends to review its policy and, if necessary, amend it to comply with the new mandates.

Currently, the Board will, in all appropriate cases and to the full extent permitted by law, require reimbursement of any bonus or other cash incentive compensation awarded to an executive officer or cancel unvested restricted or deferred stock awards previously granted to the executive officer if:

•
the amount of the bonus or incentive compensation was calculated based upon the achievement of certain financial results that were later the subject of a restatement;

•
the executive engaged in intentional misconduct that caused or partially caused the need for the restatement; and

•
the amount of the bonus or incentive compensation that would have been awarded to the executive had the financial results been properly reported would have been lower than the amount actually awarded.
2015 Notice of Annual Meeting of Shareholders and Proxy Statement 71

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In addition, Cigna's stock option, restricted stock, RSU and SPS awards include a clawback provision that applies to any Cigna employee, including any NEO, who:

•
is terminated by Cigna due to misconduct;

•
engages in behavior that would be considered grounds for termination due to misconduct;

•
competes with Cigna within one year following any voluntary termination;

•
solicits a Cigna employee or customer within one year following any termination;

•
discloses Cigna confidential information improperly; or

•
fails to assist Cigna in the handling of investigations, litigation, or agency matters with respect to which the employee has relevant information.

If an executive engages in any of the above "violation events," any option gains realized over the two years before the event and the value of any restricted stock, RSU or SPS vesting over the year before the event are required to be paid back to Cigna. These provisions are designed to discourage executives from engaging in activities that can cause Cigna competitive harm and to support retention.

TAX AND ACCOUNTING TREATMENT

Prior to 2013, Section 162(m) of the Internal Revenue Code imposed limits on the amount that Cigna could deduct for federal income tax purposes for employee compensation. As part of health care reform legislation enacted in 2010, Section 162(m) was revised as it pertains to compensation paid by health insurers, including Cigna. Starting in 2013, under Section 162(m)(6), any per person compensation in excess of $500,000 paid to any employee or, generally, any individual service provider, will not be deductible by Cigna. This limitation also applies to compensation earned in 2010, 2011 and 2012 to the extent such compensation is deducted after the end of 2012. The tax deduction limitation applies whether or not compensation is performance-based or is provided pursuant to a shareholder-approved plan.

The tax deduction limitation under Section 162(m)(6) has impacted, and will continue to impact, Cigna through the loss of some tax benefits related to employee compensation in excess of the $500,000 per person deduction limit. While the Committee believes it is important to consider the impact of Section 162(m)(6), it also believes that shareholder interests are best served by not restricting the Committee's discretion and flexibility in crafting the executive compensation program, even if non-deductible compensation expenses could result. Separately, the Committee also considers the accounting consequences of its compensation decisions.

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EXECUTIVE COMPENSATION TABLES

2014 SUMMARY COMPENSATION TABLE

This table includes information regarding 2014, 2013 and 2012 compensation for each of the NEOs. Other tables in this proxy statement provide more detail about specific types of compensation with respect to 2014.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
David M. Cordani	2014	1,125,185	—	5,670,023	5,400,023	1,900,000	125,859	240,355	14,461,445
President and	2013	1,034,615	—	6,080,687	4,096,268	2,160,000	—	152,509	13,524,079
Chief Executive Officer	2012	1,014,615	—	6,038,934	3,002,121	2,592,000	123,085	110,740	12,881,495

Thomas A. McCarthy	2014	637,037	—	1,102,541	1,050,006	630,000	205,455	38,063	3,663,102
Executive Vice President and	2013	504,500	—	1,838,734	224,416	690,000	—	23,819	3,281,469
Chief Financial Officer	2012	425,000	—	330,594	164,328	762,000	123,633	20,063	1,825,618

Herbert A. Fritch	2014	1,000,000	—	787,576	750,001	900,000	—	30,563	3,468,140
President, Cigna-HealthSpring	2013	1,000,000	2,000,000	1,233,790	831,144	517,500	—	44,298	5,626,732
	2012	1,000,000	—	7,345,050	—	2,380,000	—	28,724	10,753,774

Matthew G. Manders(1)	2014	585,667	—	1,276,282	918,773	787,500	653,845	35,995	4,258,062
President, U.S. Commercial Mkts &	2013	583,404	—	1,130,968	761,870	859,625	—	34,873	3,370,740
Global Health Care Operations	2012	575,000	—	903,393	449,098	712,500	428,559	34,597	3,103,147

Jason D. Sadler(2)	2014	554,977	—	1,266,644	471,013	546,116	—	231,784	3,070,534
President, International Markets

(1)
In May 2014, Mr. Manders was promoted to President, U.S. Commercial Markets and Global Health Care Operations. During 2014, Mr. Manders took a four-week unpaid leave.

(2)
In May 2014, Mr. Sadler was promoted to President, International Markets. Mr. Sadler is based in Hong Kong. His base salary and annual award under the Management Incentive Plan are paid in Hong Kong dollars and, throughout these Executive Compensation Tables, have been converted to U.S. dollars using an exchange rate of $1 Hong Kong dollar = $0.12896 U.S. dollars, the average of the daily mid-points between the bid and the ask prices for each trading day in the month of December 2014.

Bonus (Column (d))

Amounts in this column represent non-incentive based bonus compensation.

Stock Awards (Column (e))

Amounts in this column represent the grant date fair value of stock awards computed in accordance with ASC Topic 718 and, for SPSs, are based upon the probable outcome of the performance conditions. Includes SPS awards granted in 2014, 2013 and 2012, restricted stock units granted to Mr. Sadler in 2014 and restricted stock granted to Mr. Fritch in 2012. All awards were made under the Cigna Long-Term Incentive Plan. The SPSs are subject to performance conditions as described beginning on page 60. Fifty percent of the grant date fair value of SPS awards granted in 2014 is based on the probable achievement level of the TSR performance condition as of the grant date. This forecasted performance condition creates an accounting grant date fair value which differs from the assumed award value granted to each NEO as reflected in the CD&A. The amount reported in column (e) is consistent with the estimate of aggregate compensation cost recognized over the

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 73

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service period determined as of the grant date under ASC Topic 718, excluding the effect of estimated forfeitures, as follows:

		Value of SPSs Granted in 2014

Name	2014 Restricted Stock Units Grant Date Fair Value ($)	Grant Date Fair Value ($)	At Highest Performance Achievement* ($)
David M. Cordani	—	5,670,023	8,370,034
Thomas A. McCarthy	—	1,102,541	1,627,560
Herbert A. Fritch	—	787,576	1,162,612
Matthew G. Manders	—	1,276,281	1,866,905
Jason D. Sadler	625,036	641,608	939,049

*
The value at the highest performance achievement reflects projected achievement of total shareholder return relative to Cigna's peers based on accounting assumptions, and the financial measures, adjusted income from operations and revenue, at 200% of target.

Option Awards (Column (f))

Represents the grant date fair value of option awards made under the Cigna Long-Term Incentive Plan computed in accordance with ASC Topic 718 applying the same model and assumptions as Cigna applies for financial statement reporting purposes, as described in Note 20 to Cigna's consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 (disregarding any estimates for forfeitures).

Non-Equity Incentive Plan Compensation (Column (g))

This column reflects performance-based compensation awarded under the MIP as described beginning on page 53. For 2012, amounts include a $300,000 award to Mr. McCarthy related to his transition efforts in the CFO role and a $1 million special performance award to Mr. Fritch provided under his retention agreement.

Change in Pension Value and Nonqualified Deferred Compensation Earnings (Column (h))

This column includes the aggregate change in the actuarial present value of accumulated benefits under the pension plans, which value increases and decreases from period to period and is subject to the assumptions discussed in connection with the Pension Benefits Table on page 81. Information regarding accumulated benefits under the pension plans is also discussed in the narrative to the Pension Benefits Table beginning on page 81. The amounts in this column do not include deferred compensation because we do not provide above market earnings to our executive officers.

All Other Compensation (Column (i))

This column includes:

•
Cigna's matching contributions to the NEOs' accounts under its 401(k) plan in the following amounts: Mr. Cordani — $57,078; Mr. McCarthy — $27,706; Mr. Fritch — $30,563; and Mr. Manders — $29,495.

•
Cigna's contributions of $101,748 to Mr. Sadler's Third Country National Pension Plan account and $2,157 to Mr. Sadler's Mandatory Provident Fund account;

•
Dividends paid in 2014 on restricted stock awards of $636 for Mr. Sadler;
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2014 perquisites valued at incremental cost (the cost incurred by Cigna due to the NEO's personal use or benefit) as follows:

o
Fees paid for financial planning, tax preparation and legal services related to tax and estate planning in the following amounts: Mr. Cordani — $15,754; Mr. Manders — $6,500; and Mr. Sadler — $3,189;

o
For the corporate aircraft, $147,810 of incremental cost related to Mr. Cordani's use of the aircraft, at the Company's encouragement, for personal travel. Incremental cost is determined by dividing the annual variable costs by the total number of flight hours and multiplying the result by the number of personal flight hours during the year. Variable costs include fuel, crew travel, trip-related maintenance, landing fees and hangar costs, and other similar costs. Fixed costs that do not change based on usage are excluded from the incremental cost calculation;

o
Costs for security alarm maintenance, for Mr. Cordani, the installation of a security enhancement, and, for Mr. McCarthy, the installation of a new security system, in the following aggregate amounts: Mr. Cordani — $19,713; and Mr. McCarthy — $10,357; and

o
Mr. Sadler is provided with local benefits consistent with market practice for executives in Hong Kong, which included his annual club membership — $3,745; a housing allowance — $108,326; a company car — $5,875 and a personal driver — $6,108.
2015 Notice of Annual Meeting of Shareholders and Proxy Statement 75

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GRANTS OF PLAN-BASED AWARDS IN 2014

This table provides information about annual incentive targets for 2014 and grants of plan-based awards made in 2014 to the NEOs. The disclosed dollar and share amounts do not necessarily reflect the actual amounts that will be paid or issued to the NEOs. Those amounts will be known only if and when the awards vest or become payable.

		Committee		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Closing Market Price on Date of	Grant Date Fair Market Value of Stock and Option

Name (a)	Grant Date (b)	Approval Date (c)	Award Type (d)	Threshold ($) (e)	Target ($) (f)	Maximum ($) (g)	Threshold (#) (h)	Target (#) (i)	Maximum (#) (j)	Units (#) (k)	Options (#) (l)	Awards ($/Sh) (m)	Grant ($/Sh) (n)	Awards ($) (o)
David M. Cordani	—	—	MIP Target	—	1,800,000	3,600,000
	2/26/2014	2/26/2014	SPS				6,055	69,200	138,400					5,670,023
	2/26/2014	2/26/2014	Option								229,443	78.035	78.02	5,400,023

Thomas A. McCarthy	—	—	MIP Target	—	600,000	1,200,000
	2/26/2014	2/26/2014	SPS				1,177	13,456	26,912					1,102,541
	2/26/2014	2/26/2014	Option								44,614	78.035	78.02	1,050,006

Herbert A. Fritch	—	—	MIP Target	—	1,000,000	2,000,000
	2/26/2014	2/26/2014	SPS				841	9,612	19,224					787,576
	2/26/2014	2/26/2014	Option								31,867	78.035	78.02	750,001

Matthew G. Manders	—	—	MIP Target	—	750,000	1,500,000
	2/26/2014	2/26/2014	SPS				1,030	11,774	23,548					964,723
	6/4/2014	5/12/2014	SPS				33	377	754					40,763
	6/4/2014	5/12/2014	SPS				89	1,021	2,042					112,519
	6/4/2014	5/12/2014	SPS				146	1,666	3,332					158,277
	2/26/2014	2/26/2014	Option								39,038	78.035	78.02	918,773

Jason D. Sadler	—	—	MIP Target	—	474,884	949,768
	2/26/2014	2/26/2014	SPS				528	6,036	12,072					494,570
	6/4/2014	5/12/2014	SPS				16	178	356					19,246
	6/4/2014	5/12/2014	SPS				42	482	964					53,119
	6/4/2014	5/12/2014	SPS				69	786	1,572					74,673
	2/26/2014	2/26/2014	Option								20,013	78.035	78.02	471,013
	6/4/2014	5/12/2014	RSU Grant							6,908				625,036

Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (Column (f) and (g))

Amounts in column (f) represent annual incentive targets for the 2014 performance period to be paid in 2015. Individual award values can range from 0% to 200% of target (as reflected in column (g)). The actual amounts earned by each NEO are as follows: Mr. Cordani — $1,900,000; Mr. McCarthy — $630,000; Mr. Fritch — $900,000; Mr. Manders — $787,500; and Mr. Sadler — $546,116.

Estimated Future Payouts Under Equity Incentive Plan Awards (Columns (h), (i) and (j))

Except as noted below, represents SPSs awarded for the 2014-2016 performance period. The People Resources Committee will determine payout for the SPSs, if any, in 2017. The number of shares paid can range from 0% to 200% of the number of SPSs awarded. Threshold shares represent a threshold value for the SPS awards at 8.75% of target, which represents the lowest possible level of share payout under these awards assuming achievement at threshold for either the adjusted income from operations or revenue measures.

In connection with Mr. Manders' May 2014 promotion to President, U.S. Commercial Markets and Global Health Care Operations, he was awarded SPSs for the 2012-2014 performance period (377 SPSs at target), 2013-2015 performance period (1,021 SPSs at target) and the 2014-2016 performance period (1,666 SPSs at

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target) to be paid, if earned, in 2015, 2016 and 2017, respectively. In connection with Mr. Sadler's May 2014 promotion to President, International Markets, he was awarded SPSs for the 2012-2014 performance period (178 SPSs at target), 2013-2015 performance period (482 SPSs at target) and the 2014-2016 performance period (786 SPSs at target) to be paid, if earned, in 2015, 2016 and 2017, respectively. See page 64 under Compensation Actions Related to Promotions in the CD&A for additional information on the SPS awards for Messrs. Manders and Sadler.

All Other Stock Awards (Column (k))

Represents restricted stock units granted to Mr. Sadler in May 2014 in connection with his promotion to President, International Markets. Restricted stock units are not part of the annual long-term incentives for executive officers, but are granted from time to time under the Cigna Long-Term Incentive Plan to encourage retention or to reward superior performance.

All Other Option Awards (Column (l))

Represents stock option awards granted under the Cigna Long-Term Incentive Plan and approved by the People Resources Committee at its February 2014 meeting as part of each NEO's long-term incentive award. Stock options represented 50% of the long-term incentive awards for executive officers in 2014, as described on page 59.

Exercise or Base Price of Option Awards (Column (m))

Pursuant to the Cigna Long-Term Incentive Plan, the stock option exercise price is the average of the high and low trading price of Cigna common stock on the date of the award.

Grant Date Fair Market Value of Stock and Options Awards (Column (o))

These amounts represent the grant date fair value of equity awards computed in accordance with ASC Topic 718, applying the same model and assumptions Cigna uses for financial statement reporting purposes. The award values represented in the table are theoretical, and may not correspond to the actual value that will be recognized by the NEO. Fifty percent of the grant date fair value of SPS awards granted in 2014 is based on the probable achievement level of the TSR performance condition as of the grant date. This forecasted performance condition creates an accounting grant date fair value which differs from the assumed award value granted to each NEO as reflected in the CD&A.

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OUTSTANDING EQUITY AWARDS AT YEAR-END 2014

This table provides information about unexercised stock options and unvested stock awards (restricted stock, RSUs and SPSs) held as of December 31, 2014 by the NEOs.

	Option Awards						Stock Awards

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)		Number of Securities Underlying Unexercised Options (#)(1) Unexercisable (c)		Option Exercise Price ($) (d)	Option Expiration Date (e)	Number of Shares or Units of Stock That Have Not Vested (#)(1) (f)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2) (g)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1) (h)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2) (i)
David M. Cordani	215,177				47.6650	2/8/2018	198,627		20,440,705	157,316	16,189,390
	92,038				47.9250	2/27/2018
	190,180				34.6450	3/3/2020
	189,610				42.1900	3/1/2021
	133,493		66,736		44.4250	2/28/2022
	68,962		137,881		58.7300	3/5/2023
			229,443		78.0350	2/26/2024

Total	889,460		434,060				198,627		20,440,705	157,316	16,189,390

Thomas A. McCarthy	5,475				40.5649	2/22/2016	19,901		2,048,012	27,311	2,810,575
	4,464				46.8833	2/28/2017
	5,651				47.9250	2/27/2018
	21,582				14.0250	3/4/2019
	8,138				34.6450	3/3/2020
	8,159				42.1900	3/1/2021
	7,307		3,653		44.4250	2/28/2022
	3,779		7,553		58.7300	3/5/2023
			44,614		78.0350	2/26/2024

Total	64,555		55,820				19,901		2,048,012	27,311	2,810,575

Herbert A. Fritch	122,219	(3)			12.2500	2/13/2019	126,056	(3)	12,972,423	27,491	2,829,099
	346,882	(3)			14.4000	2/11/2020
	134,986	(3)	44,996	(3)	30.1300	3/7/2021
	13,993		27,976		58.7300	3/5/2023
			31,867		78.0350	2/26/2024

Total	618,080		104,839				126,056		12,972,423	27,491	2,829,099

Matthew G. Manders	23,986				42.1900	3/1/2021	30,317		3,119,922	30,850	3,174,774
	19,970		9,983		44.4250	2/28/2022
	12,827		25,644		58.7300	3/5/2023
			39,038		78.0350	2/26/2024

Total	56,783		74,665				30,317		3,119,922	30,850	3,174,774

Jason D. Sadler			3,630		44.4250	2/28/2022	24,041		2,474,059	13,522	1,391,549
	4,866		9,728		58.7300	3/5/2023
			20,013		78.0350	2/26/2024

Total	4,866		33,371				24,041		2,474,059	13,522	1,391,549

78 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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COMPENSATION MATTERS   (CONTINUED)

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(1)
The following table shows the vesting date of stock options, restricted stock, restricted stock units and SPSs that have not vested, held as of December 31, 2014 by the NEOs.

	Number of Stock Options That Have Not Vested (a)	Vesting Date (b)	Vesting Amount (c)	Number of Shares or Units That Have Not Vested(i) (d)	Vesting Date(i) (e)	Vesting Amount (f)	Number of Equity Incentive Plan Award Shares or Units That Have Not Vested(ii) (g)	Vesting Date(ii) (h)	Vesting Amount (i)
David M. Cordani	66,736	2/28/2015	66,736	198,627	2/27/2015	198,627	157,316	2016	88,116
	137,881	3/5/2015	68,940					2017	69,200
		3/5/2016	68,941
	229,443	2/26/2015	76,497
		2/26/2016	76,473

		2/26/2017	76,473

Total			434,060			198,627			157,316

Thomas A. McCarthy	3,653	2/28/2015	3,653	19,901	2/27/2015	19,901	27,311	2016	13,855
	7,553	3/5/2015	3,776					2017	13,456
		3/5/2016	3,777
	44,614	2/26/2015	14,875
		2/26/2016	14,869

		2/26/2017	14,870

Total			55,820			19,901			27,311

Herbert A. Fritch	44,996	3/7/2015	44,996	126,056	2/27/2015	36,016	27,491	2016	17,879
	27,976	3/5/2015	13,988		1/31/2016	45,020		2017	9,612
		3/5/2016	13,988		1/31/2017	45,020
	31,867	2/26/2015	10,625
		2/26/2016	10,621

		2/26/2017	10,621

Total			104,839			126,056			27,491

Matthew G. Manders	9,983	2/28/2015	9,983	30,317	2/27/2015	30,317	30,850	2016	17,410
	25,644	3/5/2015	12,822					2017	13,440
		3/5/2016	12,822
	39,038	2/26/2015	13,016
		2/26/2016	13,011

		2/26/2017	13,011

Total			74,665			30,317			30,850

Jason D. Sadler	3,630	2/28/2015	3,630	24,041	2/27/2015	13,156	13,522	2016	6,700
	9,728	3/5/2015	4,864		8/9/2015	3,977		2017	6,822
		3/5/2016	4,864		6/4/2017	3,454
	20,013	2/26/2015	6,673		6/4/2018	3,454
		2/26/2016	6,670
		2/26/2017	6,670

Total			33,371			24,041			13,522

  (i)
  These columns include unvested restricted stock, restricted stock units and SPSs granted for the 2012-2014 performance period. The number of SPSs reported in these columns reflects the shares paid in February 2015 for the SPS 2012-2014 performance period at their actual payout percentage. As of December 31, 2014, the relevant performance conditions had been satisfied but the awards were not fully vested until payout in February 2015. See the CD&A on page 61 for information about the SPS program and the 2012-2014 SPS grants.

  (ii)
  These columns include unvested SPSs granted for the 2013-2015 and 2014-2016 performance periods. The SPS awards are not fully vested until paid in the year following the close of the three-year performance period. The People Resources Committee determines payout, if any, in the year of vesting based on achievement of three-year performance goals. It is not possible to determine whether SPS awards will vest until the end of the three-year performance period. Notwithstanding this, the SPS amounts reported in these columns assumes that each of the performance measures are achieved at target (100%). Because payment will be made in Cigna common stock, the actual value will be based on Cigna's common stock price at the time of payment.
(2)
Based on the closing price of the Company's common stock on December 31, 2014 ($102.91).

(3)
For Mr. Fritch, 604,087 vested options and 44,996 unvested options, represent HealthSpring awards converted into Cigna equity upon the merger consummation. 90,040 of the shares in column (f) represent the restricted stock granted under the terms of his retention agreement.
2015 Notice of Annual Meeting of Shareholders and Proxy Statement 79

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•

COMPENSATION MATTERS   (CONTINUED)

•

•

OPTION EXERCISES AND STOCK VESTED IN 2014

This table provides information about the number of shares acquired, and value realized by, the NEOs upon exercise of stock options and the vesting of restricted stock and the 2011-2013 SPS awards during 2014. No SPSs awarded for the 2012-2014, 2013-2015 or 2014-2016 performance periods vested in 2014.

	Option Awards		Stock Awards

Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized upon Exercise ($) (c)(1)	Number of Shares Acquired on Vesting (#) (d)		Value Realized upon Vesting ($) (e)(1)
David M. Cordani	153,438	6,977,636	214,507	(2)	16,921,385
Thomas A. McCarthy	8,805	533,217	16,257	(2)	1,282,433
Herbert A. Fritch	35,390	3,160,323	50,027	(2)(3)	3,930,922
Matthew G. Manders	26,579	1,126,417	32,338	(2)	2,550,983
Jason D. Sadler	15,447	654,157	16,086	(2)(3)	1,311,895

(1)
Value realized upon exercise of option awards is calculated by multiplying the number of shares acquired upon exercise by the difference between the market price at the time of the transaction and the option's exercise price. For stock awards, the value realized upon vesting is calculated by multiplying the number of shares acquired upon vesting by the fair market value (FMV) per share of Cigna common stock. The Cigna Long-Term Incentive Plan defines FMV per share as the average of the high and the low trading price per share of Cigna common stock on the applicable vesting date (see notes (2) and (3) below).

(2)
Includes the vesting on February 28, 2014 of 2011-2013 SPS awards as follows: Mr. Cordani — 214,507; Mr. McCarthy — 16,257; Mr. Fritch — 40,743; Mr. Manders — 32,338; and Mr. Sadler — 12,109. The FMV on February 28, 2014 was $78.8850 per share.

(3)
Includes shares acquired upon the vesting of restricted shares/units as follows: Mr. Fritch — 9,284 shares acquired on February 11, 2014 (FMV of $77.2200 per share) and Mr. Sadler — 3,977 shares acquired on August 9, 2014 (FMV of $89.6850 per share).
80 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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COMPENSATION MATTERS   (CONTINUED)

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•

PENSION BENEFITS FOR 2014

This table shows the present value as of December 31, 2014 of the estimated pension benefits payable upon retirement at age 65 to each of the NEOs, except for Messrs. Fritch and Sadler, who were not eligible to participate in the pension benefits plans. The amounts shown are present values and not necessarily the actual amounts that will be paid to the NEOs, because those amounts will not be known until the pension benefits become payable. No pension benefits payments were made to any of the NEOs during 2014.

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)(1)
David M. Cordani	Cigna Pension Plan (Part B)	18	294,870
	Cigna Supplemental Pension Plan	18	173,621
	Cigna Supplemental Pension Plan of 2005	18	573,851

Thomas A. McCarthy	Cigna Pension Plan (Parts A and B)	26	828,201
	Cigna Supplemental Pension Plan	26	270,620
	Cigna Supplemental Pension Plan of 2005	26	167,022

Matthew G. Manders	Cigna Pension Plan (Part A)	23	842,573
	Cigna Supplemental Pension Plan	23	406,569
	Cigna Supplemental Pension Plan of 2005	23	2,006,881

(1)
Assumptions used in the calculations of the amounts in this column are included in Note 9 to our audited financial statements for the year ended December 31, 2014 included in our Annual Report on Form 10-K filed with the SEC on February 26, 2015. The actuarial present values of the prior period benefits were, in part, computed as a projected lump sum payout payable at normal retirement age (age 65) which was then discounted to the present value as of December 31, 2014 using the same assumptions as those used for financial reporting purposes. Mr. McCarthy's and Mr. Manders' values also include the present value of benefits that are defined as a single life annuity payable at normal retirement age. The assumptions are interest discount rates of 3.75% for the Cigna Pension Plan and 3.5% for the Cigna Supplemental Pension Plan and the Cigna Supplemental Pension Plan of 2005, and the RP 2014 mortality table projected with scale MP 2014 on a generational basis for those plans.

Cigna Pension Plan

The Cigna Pension Plan (CPP), a tax-qualified plan, was frozen effective July 1, 2009, and does not cover employees hired after that date. From 2000 to July 2009, the CPP covered all U.S. based full-time employees, including the NEOs serving during that time. Cigna makes all the contributions necessary to fund CPP benefits into a trust fund, and the annual contributions are at least the amount required to meet the applicable minimum funding requirements. Benefits are payable only after the termination of an employee's service with Cigna.

The CPP consists of Parts A and B, as described below. Part A covered certain employees hired before 1989, while Part B covered all other eligible U.S. employees. The CPP's benefit formulas applied equally to NEOs and other employees. CPP benefits are based on an employee's years of credited service and eligible earnings.

•
"Credited service" is generally the period of an employee's service with a Cigna company while the individual participated in the CPP. An employee received credit for one year of credited service for any calendar year in which the employee was credited with at least 1,000 hours of service. No employee has received credit for any service after 2009.

•
"Eligible earnings" include base salary and annual incentive pay, but not payments under any long-term incentive compensation plans. Earnings after July 1, 2009 are not eligible earnings.
2015 Notice of Annual Meeting of Shareholders and Proxy Statement 81

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COMPENSATION MATTERS   (CONTINUED)

•

•

Part A

For credited service before April 1, 2008, Part A provides an annual retirement benefit stated in terms of a single life annuity payable at age 65. That annual benefit equals:

•
the employee's years of credited service (up to a maximum of 30 years);

•
multiplied by 2% of the higher of the employee's average annual eligible earnings over (a) the final 36 months of service, or (b) the three consecutive calendar years with the highest eligible earnings; and

•
minus an offset equal to approximately half of the employee's annual Social Security benefits.

On March 31, 2008, this formula was frozen so that credited service after March 31, 2008 and eligible earnings after July 1, 2009 are not counted.

Part A benefits under the frozen formula are generally payable only in annuity form as early as age 55. An actuarial reduction applies if benefit payments begin before age 65. All Part A participants are 100% vested.

Effective April 1, 2008, Cigna adopted a new cash balance formula under Part A. For credited service on or after April 1, 2008, the plan provides a retirement benefit stated as a lump sum hypothetical account balance. That account balance equals the sum of (1) the employee's accumulated annual benefit credits and (2) quarterly interest credits.

For each year that an employee earns a year of credited service, the employee's account receives annual benefit credits equal to a percentage of eligible earnings: 8% for 2008 eligible earnings after March 31, 2008; 9% for 2009 eligible earnings through July 1, 2009; and 3% once an employee has 30 years of credited service.

On the last day of each calendar quarter until an employee's benefit is paid, the employee's account also receives interest credits, which are based on an annual rate equal to the lesser of 9% or the yield on the five-year U.S. Treasury Constant Maturity Notes for the month of November of the preceding calendar year, plus 25 basis points. However, the annual rate will not be less than 4.5%.

The hypothetical account balance is payable as early as an employee's termination of employment. Payments may be made in annuity form or lump sum, at the employee's election subject to the terms of the CPP.

Part B

Part B provides a retirement benefit stated as a lump sum hypothetical account balance similar to the Part A cash balance benefit described above. However:

•
Annual Part B benefit credits range from 3% to 8.5% of eligible earnings, based on the employee's age and accumulated years of credited service.

•
Effective July 1, 2009, when the Plan was frozen, any Part B participant employed by Cigna on April 1, 2009 became 100% vested.
82 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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COMPENSATION MATTERS   (CONTINUED)

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•

Cigna Supplemental Pension Plan and Cigna Supplemental Pension Plan of 2005

The Cigna Supplemental Pension Plan (CSPP), an unfunded, nonqualified plan, was frozen effective December 31, 2004, and replaced with the Cigna Supplemental Pension Plan of 2005 (CSPP 2005), also an unfunded, nonqualified plan, which was frozen effective July 1, 2009.

The CSPP provides an additional pension benefit to any employee whose CPP benefit is limited by one or more federal income tax laws, including limitations on compensation recognition, limitations on retirement benefits amounts and an exclusion from eligible earnings of any compensation deferred under a nonqualified deferred compensation arrangement. The additional benefit equals the amount by which those limits reduce the pension benefit an employee would otherwise receive under the CPP. The same plan provisions, including the definitions of service and earnings, apply equally to all employees with compensation above the qualified plan limits, including the NEOs.

In calculating CSPP benefits, the above limits are ignored; otherwise, the regular CSPP formulas and other terms and conditions apply. CSPP benefits are paid in the year after an employee reaches age 55 or separates from service with Cigna, whichever is later. Pre-2005 benefits are ordinarily paid in a lump sum, based on the rules of the CSPP, but an employee who makes a timely election in compliance with applicable tax law may have all or part of the benefit that was earned and vested before 2005 paid in equivalent monthly installments. Any lump sum more than $100,000 is payable in two installments, with the second installment paid one year after the first. Supplemental pension plan benefits earned after 2004 are covered under the CSPP 2005, which provides only for payments in a lump sum in the year after an employee separates from service or reaches age 55, whichever is later.

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 83

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COMPENSATION MATTERS   (CONTINUED)

•

•

NONQUALIFIED DEFERRED COMPENSATION FOR 2014

This table provides information about the contributions, earnings and balances of the NEOs under deferred compensation plan as of and for the year ended December 31, 2014.

Name (a)	Plan Name (b)	Executive Contributions in Last FY ($) (c)	Registrant Contributions in Last FY ($) (d)	Aggregate Earnings in Last FY ($) (e)	Aggregate Withdrawal/ Distributions ($) (f)	Aggregate Balance at Last FYE ($) (g)
David M. Cordani	Cigna Deferred Compensation Plan(2)	—	—	48,108	—	320,793(1)
Thomas A. McCarthy	—	—	—	—	—	—
Herbert A. Fritch	—	—	—	—	—	—
Matthew G. Manders	—	—	—	—	—	—
Jason D. Sadler	Mandatory Provident Fund(3)	2,157	2,157	2,741	—	17,978
	Third Country National Pension Plan(4)	—	101,748	40,751	—	461,956

(1)
This column includes compensation earned in prior years and reported in the Summary Compensation Tables of Cigna's previous proxy statements (beginning with the 2007 proxy statement) in the aggregate amount of $95,200 for Mr. Cordani.

(2)
Includes compensation deferred under the Cigna Deferred Compensation Plan.

(3)
Includes compensation deferred under the Third Country National Pension Plan. Cigna's contributions are included in the Summary Compensation Table. For additional information on the Third Country National Pension Plan, see page 63 of the CD&A.

(4)
Includes compensation deferred under the Mandatory Provident Fund in accordance with Hong Kong law. Cigna's contributions are included in the Summary Compensation Table. For additional information on the Mandatory Provident Fund, see page 63 of the CD&A.

Cigna Deferred Compensation Plan

Cigna credits deferred compensation with hypothetical investment earnings during the deferral period as follows:

  •
  Deferred cash compensation is credited with amounts that equal the gains (or losses) on the actual investment options available under the Cigna 401(k) Plan. The 401(k) investment options include a default fixed income fund with an annual interest rate applicable for 2014 of 3.7%, which is not considered an "above market" interest rate as that term is defined by the SEC. The fixed income fund is the only hypothetical investment option available to non-executive employees.

  •
  Deferred shares of Cigna common stock are credited with amounts equal to any dividends that are paid on actual shares of Cigna common stock. These hypothetical dividends are treated as deferred cash compensation.

Subject to limitations under Section 16 of the Securities Exchange Act of 1934 and under Cigna's Securities Transactions and Insider Trading Policy, which prohibits trading by Cigna's NEOs during blackout periods, executive officers who participate in the Deferred Compensation Plan can defer up to 100% of their base salary and annual incentive award and change their hypothetical investment allocations on deferrals once per quarter.

Generally, payments of deferrals after 2004 will be made or will begin during one of the following periods: July of the year following the year of an executive's separation from service; the 90 day period beginning January 1 of the year following the year of an executive's death; or a date specified by the officer or by Cigna. Deferred compensation balances represent a general unsecured and unfunded obligation of Cigna.

84 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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•

COMPENSATION MATTERS   (CONTINUED)

•

•

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The Contingent Payments Table on page 86 reflects the estimated amount of incremental compensation that would become payable to each of the NEOs under existing plans and arrangements if the NEO's employment had terminated in certain scenarios on December 31, 2014, given the NEO's compensation and service levels as of such date and, if applicable, based on our closing stock price on that date ($102.91 per share).

All change of control benefits are "double-trigger," which means that they are payable only upon a change of control followed by termination of employment. Additionally, in connection with any actual termination of employment or change of control transaction, we may decide to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of the benefits described below, as the People Resources Committee determines appropriate.

The actual incremental amounts that would be paid upon an NEO's termination of employment or in connection with a change of control can be determined only at the time of any such event. The calculation of the hypothetical amounts paid to each of the NEOs in the circumstances described below relies on assumptions used in making the calculations. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be higher or lower than those reported below. Factors that could affect these amounts include the timing during the year of any such event, our stock price and specific plan terms that govern administration of payments. See also the Employment Arrangements and Post-Termination Payments section of the CD&A on page 65 for a description of Cigna's policies on severance pay and information on the retention agreement with Mr. Fritch.

In calculating the hypothetical payment amounts, we have assumed (except as noted below) that: (1) change of control and termination occur as of December 31, 2014; (2) payments of benefits are made in a lump sum on December 31, 2014; and (3) the value of options would be equal to the value realized upon exercise of those options that accelerate as a result of the applicable event and that were in-the-money as of December 31, 2014. However, the actual exercise date of options is not known and payment dates would vary because of Internal Revenue Code rules relating to deferred compensation.

The table shown below does not include certain non-forfeitable payments or benefits, such as 401(k), supplemental 401(k), deferred compensation, pension plans and the value of previously vested in-the-money options, assuming exercise; in each case, the NEO would, subject to certain limitations, receive these payments or benefits upon termination, including voluntary termination or termination for cause. See the Pension Benefits for 2014 and Nonqualified Deferred Compensation for 2014 tables on pages 81 and 84, respectively.

Contingent Payment Descriptions

The aggregate amounts in the Contingent Payments Table appear under the following headings:

  •
  Severance, which refers to salary continuation upon involuntary termination, or salary continuation upon involuntary termination and change of control for the NEOs.

  •
  Annual Incentive, which refers to annual cash incentive awards payable to the NEO.

  •
  Vesting of Previously Awarded Long-Term Incentives, which refers to accelerated vesting of in-the-money options and/or restricted stock and SPSs.

  •
  Outplacement Services and Other Benefits, which includes the cost to the Company for outplacement services and/or Company-paid basic life insurance.

Hypothetical payment amounts represent an approximation of the potential payment.

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 85

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•

COMPENSATION MATTERS   (CONTINUED)

•

•

CONTINGENT PAYMENTS All Actions Assume a December 31, 2014 Termination Date

	Involuntary Termination not for Cause ($) (a)	Termination upon a Change of Control ($) (b)	Early Retirement or Retirement ($) (c)	Termination upon Death or Disability ($) (d)
David M. Cordani
Severance	1,155,000	9,945,000	—	—
Annual Incentive	1,800,000	—	—	—
Vesting of Previously Awarded Long-Term Incentives	21,194,623	68,128,400	—	41,644,202
Outplacement Services and Other Benefits	43,469	28,469	—	—

TOTAL	24,193,092	78,101,869	—	41,644,202

Thomas A. McCarthy
Severance	650,000	4,020,000	—	—
Annual Incentive	600,000	—	600,000	—
Vesting of Previously Awarded Long-Term Incentives	2,692,126	9,061,073	4,349,236	5,272,442
Outplacement Services and Other Benefits	41,037	26,037	—	—

TOTAL	3,983,163	13,107,110	4,949,236	5,272,442

Herbert A. Fritch
Severance	1,000,000	6,000,000	—	—
Annual Incentive	1,000,000	—	1,000,000	—
Vesting of Previously Awarded Long-Term Incentives	13,138,828	23,883,057	18,442,309	19,101,756
Outplacement Services and Other Benefits	42,037	27,037	—	—

TOTAL	15,180,865	29,910,094	19,442,309	19,101,756

Matthew G. Manders
Severance	675,000	4,603,875	—	—
Annual Incentive	750,000	—	—	—
Vesting of Previously Awarded Long-Term Incentives	3,605,452	11,963,568	—	7,215,403
Outplacement Services and Other Benefits	41,350	26,350	—	—

TOTAL	5,071,802	16,593,793	—	7,215,403

Jason D. Sadler
Severance	574,825	3,450,420	—	—
Annual Incentive	474,856	—	—	—
Vesting of Previously Awarded Long-Term Incentives	2,659,915	6,310,311	—	4,267,856
Outplacement Services and Other Benefits	41,483	26,483	—	—

TOTAL	3,751,079	9,787,214	—	4,267,856

Involuntary Termination not for Cause (Column (a))

Payments and benefits may be provided to NEOs whose employment is terminated because of job elimination or any other non-cause reason. If a NEO is terminated not for cause, there is no plan or formula that prescribes benefits that would be provided. Some of the benefits, such as severance payments or payments in the amount of the value of unvested restricted stock awards, would be subject to the discretion of the People Resources Committee. In exercising such discretion, the Committee typically considers length of service, target total compensation, and career plans following termination of employment.

86 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

•

•

COMPENSATION MATTERS   (CONTINUED)

•

•

From the range of possible decisions the People Resources Committee may make about payments and benefits, we have assumed for purposes of this estimate that a NEO would receive:

  •
  An amount equal to one year of base salary.

  •
  A prorated portion of that individual's annual incentive target for the year in which termination occurs. The total amount of the annual incentive payout for 2014 was included in the estimate because it assumes termination at year-end.

  •
  Payout of a prorated portion of previously awarded SPSs based on 100% of the 2012-2014 SPS award, 67% of the 2013-2015 SPS award and 33% of the 2014-2016 SPS award. The value shown for each NEO represents the number of SPSs multiplied by $102.91, the December 31, 2014 closing price of Cigna common stock.

  •
  A lump sum payment equal to the value of unvested restricted stock, calculated by multiplying the number of shares of restricted stock forfeited upon termination, by the closing price on the assumed termination date, which was $102.91 on December 31, 2014.

  •
  Outplacement services and Company-paid basic life insurance, each for a period of one year. For purposes of this estimate, a cost of $40,000 for outplacement services was used.

  •
  For Mr. Fritch, the restricted stock granted as part of his retention agreement would immediately vest and be delivered as shares in lieu of receiving a lump sum cash payout.

Previous separation agreements with executive officers required the officer to make certain promises, covenants and waivers, including non-competition and non-solicitation obligations and a general release, in exchange for the benefits and payments provided by Cigna.

Pursuant to his retention agreement, upon a resignation for good reason, the vesting of Mr. Fritch's restricted stock awards would accelerate. Had Mr. Fritch resigned for good reason on December 31, 2014, the value of this unvested restricted stock would have been $9,266,016.

Termination upon a Change of Control (Column (b))

The payments and benefits discussed are entirely hypothetical and contingent in nature. However, if a change of control were to occur, executive officers who are terminated (other than as the result of conviction of a felony involving fraud or dishonesty directed against Cigna) within two years after a change of control would be entitled to the following payments and benefits:

  •
  156 weeks of pay, at the base salary rate in effect at termination.

  •
  Three-times the greater of the executive's last annual incentive payout or the amount of the executive's annual incentive target immediately before the change of control.

  •
  The number of outstanding SPSs multiplied by the greatest of: 100%; the vesting percentage from the preceding performance period; or the average vesting percentage for the last two performance periods. For purposes of this estimate, a vesting percentage of 181% of target was used. The value shown for each NEO represents the number of SPSs multiplied by $102.91, the closing price of Cigna common stock on December 31, 2014.
2015 Notice of Annual Meeting of Shareholders and Proxy Statement 87

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•

COMPENSATION MATTERS   (CONTINUED)

•

•

  •
  Unvested stock options and restricted stock awards would vest. Options would expire on the earlier of the original expiration date or three months after the termination date.

  •
  Six months of outplacement services and life insurance for one year paid by the Company. For purposes of this estimate, a cost of $25,000 for outplacement services was used.

  •
  For Mr. Fritch, benefits also would include the vesting of any unvested stock options previously granted while employed at HealthSpring and converted to Cigna equity upon the merger. The options would expire on their original expiration date.

If, within two years after a change of control, any of the following changes affect an executive officer, and he or she then resigns following written notification to Cigna, the resignation will be treated as a termination upon a change of control: any reduction in compensation, any material reduction in authority, duties or responsibilities, or a relocation of the executive's office more than 35 miles from its location on the date of the change of control.

If any portion of the change of control benefits paid to an executive officer would be subject to an excise tax, then either (1) the executive will receive the full amount of the benefits and will pay any resulting excise tax or (2) the change of control benefits will be reduced enough to avoid the excise tax entirely, whichever alternative provides the executive with the greater amount of after-tax benefits. None of the termination upon change of control payments would have been subject to an excise tax as of December 31, 2014.

Early Retirement or Retirement (Column (c))

Upon early retirement (on or after age 55 and at least five years of service) or retirement (on or after age 65 and at least five years of service), the amount of any benefits or payments to an NEO is subject to the discretion of the People Resources Committee and/or the terms of any agreement executed by the Company and the retiring NEO that has been approved by the Committee. From the range of possible decisions the People Resources Committee may make about payments and benefits, we have assumed for purposes of this estimate a NEO would receive:

  •
  A prorated portion of that individual's annual incentive target. The calculation includes the total annual incentive target for 2014 because the estimate assumes termination at year-end.

  •
  Payout of a prorated portion of previously awarded SPSs based on 100% of the 2012-2014 SPS award, 67% of the 2013-2015 SPS award and 33% of the 2014-2016 SPS award. The value shown for each NEO represents the number of SPSs held by the NEO multiplied by the closing price of Cigna common stock on December 31, 2014 ($102.91).

  •
  Vesting of any unvested options would be accelerated and the options would become exercisable at retirement and expire on the original expiration date. The calculation includes the gain on in-the-money exercisable options, assuming option exercises on December 31, 2014.

  •
  Vesting of any unvested Cigna restricted stock awards upon retirement, subject to the People Resources Committee's approval.

At December 31, 2014, only Mr. McCarthy and Mr. Fritch were eligible for early retirement.

88 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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•

COMPENSATION MATTERS   (CONTINUED)

•

•

Death or Disability (Column (d))

If a NEO dies while still an active employee, certain benefits are available to that individual's estate or surviving spouse. Restrictions on restricted stock awards would lapse upon death or disability. In addition, vesting of any unvested options would be accelerated and the options would become exercisable and expire on the original expiration date.

Upon death, the NEO's estate or the surviving spouse would also receive an immediate payout of 100% of the outstanding SPS awards for the 2014-2016 performance period. Upon disability, the NEO's 2014-2016 SPS award would fully vest, but would not be paid out until the end of the performance period. Payment of outstanding SPS awards upon death or disability for prior performance periods is subject to the discretion of the People Resources Committee. In accordance with past practice, the estimates assume that the NEO's estate or the surviving spouse would receive payment of a prorated portion of the SPSs based upon the following formula: 100% of the 2012-2014 SPS award; and 67% of the 2013-2015 SPS award. The SPS values reflect the Cigna common stock closing price on December 31, 2014 ($102.91); however the actual value would be determined (1) immediately upon death for the SPS awards for the 2014-2016 performance period; (2) upon disability, the year following the end of the 2014-2016 performance period; and (3) in the year following the end of each three-year performance period for the 2012-2014 and 2013-2015 awards.

For Mr. Fritch, the amount would include 100% of the 2012-2014 SPS award (as required under his retention agreement); all other SPS awards follow Cigna's standard treatment as noted above.

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 89

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COMPENSATION MATTERS   (CONTINUED)

•

•

REPORT OF THE PEOPLE RESOURCES COMMITTEE

The People Resources Committee of the Board of Directors reviewed and discussed with Cigna's management the Compensation Discussion and Analysis. Based on this review and discussion, the People Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and be incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission. The Board accepted the Committee's recommendation.

PEOPLE RESOURCES COMMITTEE:
William D. Zollars, Chair Eric J. Foss Jane E. Henney, M.D. John M. Partridge Eric C. Wiseman
90 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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AUDIT MATTERS

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•

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 3)

The Board's Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company's financial statements. The Audit Committee approved the appointment of PricewaterhouseCoopers LLP as Cigna's independent registered public accounting firm for 2015. PricewaterhouseCoopers LLP has served as Cigna's independent registered public accounting firm since Cigna's formation in 1983. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. Further, in conjunction with the mandated rotation of the audit firm's lead engagement partner, the Chair of the Audit Committee and the Chairman of the Board are involved in the selection of PricewaterhouseCoopers LLP's new lead engagement partner.

The Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm is in the best interests of the Company and its shareholders. As a matter of good corporate governance, the Board is seeking shareholder ratification of the appointment even though ratification is not legally required. If shareholders do not ratify this appointment, the Audit Committee will reconsider PricewaterhouseCoopers' appointment. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time of the year if it determines that such a change would be in the best interests of the Company and its shareholders.

A representative from PricewaterhouseCoopers LLP is expected to attend the Annual Meeting, may make a statement, and will be available to respond to appropriate questions.

The Board of Directors unanimously recommends that shareholders vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Cigna's independent registered public accounting firm.

Policy for the Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company's independent registered public accounting firm. Specifically:

  •
  The full Audit Committee pre-approves all audit, review and attest services and their related fees. The Audit Committee has oversight of fee negotiations with the independent registered public accounting firm.

  •
  The General Auditor and Chief Risk Officer (CRO) for the Company presents to the full Audit Committee a schedule, accompanied by detailed documentation, listing all audit and permissible non-audit services expected to be performed by the Company's independent registered public accounting firm during the calendar year. In the case of any additional permissible non-audit services concerning internal control over financial reporting and any tax service, the independent registered public accounting firm includes a written description of the scope of service and other information about the proposed service. The Audit Committee reviews the schedule and documentation, and pre-approves the audit and permissible non-audit services it deems appropriate.
2015 Notice of Annual Meeting of Shareholders and Proxy Statement 91

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AUDIT MATTERS   (CONTINUED)

•

•

  •
  For additional audit and permissible non-audit services that arise during the calendar year, the CRO presents an updated schedule reflecting the additional services for review and consideration for pre-approval by the Audit Committee. After the CRO's presentation of the schedules as described above and, if applicable, a discussion with the Company's independent registered public accounting firm regarding the potential effects of any permissible non-audit services related to internal control over financial reporting or permissible tax services on the independence of the Company's independent registered public accounting firm, the Audit Committee will approve those audit and permissible non-audit services it deems appropriate and necessary.

  •
  The policy allows the pre-approval of additional audit and permissible non-audit services to be delegated to one or more Audit Committee members so long as the proposed services do not exceed $250,000 individually. Any services approved in this manner must be reported to the full Audit Committee at its next regularly scheduled meeting.

  •
  The CRO reports to the Audit Committee at each meeting on any non-audit services performed by the independent registered public accounting firm and on fees incurred for any services performed by the independent registered public accounting firm. Annually, the CRO reports to the Audit Committee the projected ratio between audit and non-audit fees of the independent registered public accounting firm.

Fees to Independent Registered Public Accounting Firm

Aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of financial statements for the fiscal years ended December 31, 2014 and December 31, 2013, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods were as follows:

	2014	2013
Audit Fees	$10,817,000	$ 9,354,000
Audit-Related Fees	1,399,000	1,382,000
Tax Fees	508,000	547,000
All Other Fees	367,000	282,000
TOTAL	$13,091,000	$11,565,000

  Audit fees include the audit of annual financial statements; the review of quarterly financial statements; the performance of statutory audits; quarterly comfort letter work; and the evaluation of the effectiveness of internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act.

  Audit-related fees include assurance and related services that were reasonably related to the audit of annual financial statements and reviews of quarterly financial statements, but not reported under Audit Fees. Audit-related fees include: employee benefit plan audits; internal control reviews (e.g., Statement of Standards for Attestation Engagements No.16 reports); consultation concerning financial accounting and reporting standards; agreed upon procedures; due diligence purchase accounting; and regulatory examinations.

  Tax fees include tax recovery services, tax consulting and tax compliance services.

  All other fees include professional services rendered by PricewaterhouseCoopers LLP not reported in any other category and include pre-approved business process advisory and other services that, for 2014, relate primarily to an assessment of a key technology project and a data extraction review.

92 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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•

AUDIT MATTERS   (CONTINUED)

•

•

REPORT OF THE AUDIT COMMITTEE

Cigna maintains an independent Audit Committee that operates under a written charter adopted by the Board of Directors. All of the members of the Audit Committee are independent (as defined in the listing standards of the New York Stock Exchange, SEC regulations and Cigna's independence standards).

Cigna's management has primary responsibility for preparing Cigna's financial statements and establishing and maintaining financial reporting systems and internal controls. Management also is responsible for reporting on the effectiveness of Cigna's internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of Cigna's consolidated financial statements and issuing a report on these financial statements. The independent registered public accounting firm also is responsible for, among other things, issuing an attestation report on the effectiveness of Cigna's internal control over financial reporting based on its audit. As provided in the Audit Committee's charter, the Audit Committee's responsibilities include oversight of these processes. As part of its oversight responsibilities, the Audit Committee meets with Cigna's CRO, Chief Accounting Officer, General Counsel, Chief Financial Officer and independent registered public accounting firm, with and without management present, to discuss the adequacy and effectiveness of Cigna's internal controls and the quality of the financial reporting process.

In this context, before Cigna filed its Annual Report on Form 10-K for the year ended December 31, 2014 (Form 10-K) with the Securities and Exchange Commission, the Audit Committee:

  •
  Reviewed and discussed with Cigna's management the audited consolidated financial statements included in the Form 10-K and considered management's view that the financial statements present fairly, in all material respects, the financial condition and results of operations of Cigna.

  •
  Reviewed and discussed with Cigna's management and with the independent registered public accounting firm, PricewaterhouseCoopers LLP, the effectiveness of Cigna's internal control over financial reporting as well as management's report and PricewaterhouseCoopers LLP's attestation on the subject.

  •
  Discussed with PricewaterhouseCoopers LLP matters related to the conduct of its audit that are required to be communicated by auditors to audit committees and matters related to the fair presentation of Cigna's financial condition and results of operations, including critical accounting estimates and judgments.

  •
  Received the required written communications from PricewaterhouseCoopers LLP that disclose all relationships that may reasonably be thought to bear on its independence and to confirm its independence. Based on these communications, the Audit Committee discussed with PricewaterhouseCoopers LLP its independence from Cigna.

  •
  Discussed with each of Cigna's Chief Executive Officer and Chief Financial Officer their required certifications contained in Cigna's Form 10-K.
2015 Notice of Annual Meeting of Shareholders and Proxy Statement 93

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AUDIT MATTERS   (CONTINUED)

•

•

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that such audited consolidated financial statements be included in Cigna's Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE:
Donna F. Zarcone, Chair Michelle D. Gass Roman Martinez IV James E. Rogers
94 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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OWNERSHIP OF CIGNA COMMON STOCK

•

•

STOCK HELD BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table provides information as of January 31, 2015 about the amount of Cigna common stock beneficially owned by each director, nominee and executive officer named in the Summary Compensation table (named executive officers) and the amount of Cigna common stock beneficially owned by the directors, nominees and named executive officers as a group. In general, "beneficial ownership" includes those shares a director, nominee or executive officer has the power to vote or transfer (even if another person is the record owner), and stock options that are exercisable as of January 31, 2015 or that may become exercisable within 60 days.

Name	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Directors and Nominees
Isaiah Harris, Jr.(2)	13,500	*
Eric J. Foss	9,677	*
Michelle D. Gass	1,413	*
Jane E. Henney, M.D.(2)	14,000	*
Roman Martinez IV(2)	22,996	*
John M. Partridge	20,711	*
James E. Rogers(2)	—	*
Eric C. Wiseman(2)	4,200	*
Donna F. Zarcone(2)	19,471	*
William D. Zollars(2)	13,500	*
Named Executive Officers
David M. Cordani	1,536,022	*
Thomas A. McCarthy	191,210	*
Herbert A. Fritch	1,006,898	*
Matthew G. Manders	169,929	*
Jason D. Sadler	39,091	*
All Directors, Nominees and Executive Officers as a group including those named above (19 Persons)	3,388,694	1.3%

*
Less than 1% of the outstanding common stock.

(1)
Includes, in addition to wholly owned shares:

•
shares of restricted common stock in the amount of 90,040 for Mr. Fritch;

•
13,500 vested restricted stock units that settle in common stock upon separation of service held by each of Messrs. Harris, Martinez and Zollars, Dr. Henney and Ms. Zarcone;

•
shares acquirable within 60 days of January 31, 2015 by exercising stock options in the amount of 1,101,633 for Mr. Cordani; 120,375 for Mr. McCarthy; 687,529 for Mr. Fritch; 92,604 for Mr. Manders; 20,033 for Mr. Sadler; and an aggregate of 99,772 for other executive officers; and

•
holdings in Cigna Stock Funds of 401(k) Plan in the amount of 1,639 for Mr. Cordani and 1,168 for Mr. McCarthy.
2015 Notice of Annual Meeting of Shareholders and Proxy Statement 95

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OWNERSHIP OF CIGNA COMMON STOCK   (CONTINUED)

•

•

(2)
The table below details as of January 31, 2015 certain other securities the value of which is directly tied to the value of Cigna stock, as described on page 38 of this Proxy Statement. Under SEC rules, deferred common stock and hypothetical shares of common stock are not considered beneficially owned and are therefore not included on the table above.

Name	Deferred Common Stock	Hypothetical Shares of Common Stock
Isaiah Harris, Jr.	—	23,236
Jane E. Henney, M.D.	—	19,024
Roman Martinez IV	19,044	15,410
James E. Rogers	33,784	9,202
Eric C. Wiseman	8,381	1,263
Donna F. Zarcone	4,494	2,795
William D. Zollars	—	9,778

Additional Information about Stock Held by Directors, Director Nominees and Executive Officers

Directors, director nominees and executive officers as a group beneficially own approximately 1.316% of the outstanding common stock. These beneficial ownership percentages do not include any common stock equivalents and are based on 258,442,718 shares of common stock outstanding on January 31, 2015.

On January 31, 2015, the Cigna stock fund of Cigna's 401(k) plan held a total of 5,917,917 shares, or approximately 2.3% of the outstanding common stock on that date. A Cigna management advisory committee determines how the shares held in the Cigna stock funds will be voted only to the extent the plans' individual participants do not give voting instructions.

The directors, director nominees and executive officers control the voting and investment of all shares of common stock they own beneficially.

The address for each individual in the table above is c/o Cigna Corporation, 900 Cottage Grove Road, Bloomfield, Connecticut 06002.

96 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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•

OWNERSHIP OF CIGNA COMMON STOCK   (CONTINUED)

•

•

STOCK HELD BY CERTAIN BENEFICIAL OWNERS

The following table and notes provide information about beneficial owners of more than five percent of Cigna's common stock. The percent of class reported in the table below is based on 258,442,718 shares of Cigna common stock outstanding as of January 31, 2015.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
BlackRock, Inc. 55 East 52nd Street New York, NY 10022	17,442,610	(1)	6.7%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	14,047,192	(2)	5.4%

(1)
Based on information as of December 31, 2014 contained in an amended Schedule 13G filed with the SEC on February 9, 2015 by BlackRock, Inc. The amended Schedule 13G indicates that BlackRock, Inc. has sole voting power with respect to 14,978,127 shares and sole dispositive power with respect to all of the shares.

(2)
Based on information as of December 31, 2014 contained in a Schedule 13G filed by The Vanguard Group, Inc. on February 11, 2015. According to this Schedule 13G, The Vanguard Group beneficially owns and has the sole power to dispose of or direct the disposition of 13,614,792 of these shares and has the shared power to dispose of or direct the disposition of 432,400 of these shares; and has the sole power to vote or to direct the vote of 455,308 of these shares. According to this Schedule 13G, Vanguard Fiduciary Trust Company, a wholly owned subsidiary of The Vanguard Group, beneficially owns 354,947 of these shares and Vanguard Investments Australia, Ltd., a wholly owned subsidiary of the Vanguard Group beneficially owns 177,814 of these shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Cigna directors and executive officers are required to file reports of their holdings and transactions in Cigna securities with the Securities and Exchange Commission. Based on these reports and representations from our directors and executive officers, the Company believes that all reports due in 2014 were timely filed.

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 97

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•

2016 ANNUAL MEETING AND RELATED MATTERS

•

•

When do you expect to hold the 2016 annual meeting of shareholders?

We expect to hold the 2016 annual meeting on Wednesday, April 27, 2016, at a time and location to be announced later. The Board may change this date in its discretion.

How does a shareholder submit a proposal or nomination of a director candidate for the 2016 annual meeting?

The following summarizes the requirements for shareholder proposals.

  •
  If you intend to submit a proposal to be included in next year's proxy statement pursuant to SEC Rule 14a-8, the Corporate Secretary must receive your proposal on or before November 14, 2015. Submitting a shareholder proposal does not guarantee that Cigna will include the proposal in the proxy statement if the proposal does not satisfy the SEC's rules.

  •
  If you want to present your proposal at the 2016 annual meeting but are not proposing it pursuant to SEC Rule 14a-8, the Corporate Secretary must receive your proposal by the close of business on January 23, 2016 and it must satisfy the requirements set forth in Article II, Section 12 of Cigna's By-Laws.

If you would like to nominate a candidate for director at the 2016 annual meeting, you must notify the Corporate Secretary by the close of business on January 23, 2016. The notice must include certain information, specified in Cigna's By-Laws, about you and your nominee.

Correspondence to the Corporate Secretary may be addressed to: Corporate Secretary, Cigna Corporation, Two Liberty Place, 16th Floor, 1601 Chestnut Street, Philadelphia, PA 19192-1550.

How can I communicate with the Board of Directors?

Shareholders and interested parties may contact the Board of Directors, the Chairman, the independent directors, or specific individual directors by submitting an e-mail to DirectorAccessMailbox@cigna.com. Shareholders and interested parties also may send written correspondence to Director Access, Attention: Office of the Corporate Secretary, Cigna Corporation, Two Liberty Place, 16th Floor, 1601 Chestnut Street, Philadelphia, PA 19192-1550.

The Corporate Secretary will compile all communications other than routine commercial solicitations and opinion surveys sent to Board members and periodically submit them to the Board. Communications addressed to individual directors at the director address will be submitted to such individual directors. The Corporate Secretary also will promptly advise the appropriate member of management of any concerns relating to Cigna's products or services, and the Corporate Secretary will notify the Board of the resolution of those concerns.

How do I obtain copies of Cigna's corporate governance and other company documents?

The Board Practices, committee charters and Cigna's Code of Ethics are posted at www.cigna.com/about-us/corporate-governance. In addition, these documents are available in print to any shareholder who submits a written request to the Corporate Secretary at the address listed above.

The Company's filings with the SEC, including its annual report on Form 10-K, are available through www.cigna.com/about-us/investors/quarterly-reports-and-sec-filings.

98 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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2016 ANNUAL MEETING AND RELATED MATTERS   (CONTINUED)

•

•

If you are a shareholder and did not receive an individual copy of this year's proxy statement, annual report or notice of Internet availability of proxy materials, we will promptly send a copy to you if you address a written request to Shareholder Services, Cigna Corporation, Two Liberty Place, 5th Floor, 1601 Chestnut Street, Philadelphia, PA 19192-1550. You may also contact Shareholder Services at (215) 761-3516 or shareholderservices@cigna.com.

What is householding and how does it affect me?

If you and other residents at your mailing address own shares of Cigna stock in "street name," your broker or bank should have notified you that your household will receive only one proxy statement and annual report or notice of Internet availability of proxy materials, but each shareholder who resides at your address will receive a separate proxy card or voting instruction form. This practice is known as "householding." Unless you responded that you did not want to participate in householding, you were deemed to have consented to the process. Householding benefits both you and Cigna because it reduces the volume of duplicate information received at your household and helps Cigna reduce expenses and conserve natural resources.

If you would like to receive your own set of Cigna's proxy statement and annual report or your own notice of Internet availability of proxy materials in the future, or if you share an address with another Cigna shareholder and together both of you would like to receive only a single set of Cigna's proxy materials, please contact Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or (800) 542-1061. The request must be made by each person in the household. Be sure to indicate your name, the name of your brokerage firm or bank, and your account number. The revocation of your consent to householding will be effective 30 days following its receipt.

2015 Notice of Annual Meeting of Shareholders and Proxy Statement 99

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ANNEX A – RECONCILIATION OF NON-GAAP MEASURES

•

•

CONSOLIDATED ADJUSTED INCOME FROM OPERATIONS RECONCILIATION (dollars in millions)

Year Ended December 31,	2014	2013	2012	2011	2010
Adjusted income (loss) from operations	$1,996	$1,932	$1,734	$1,361	$1,211
Results of guaranteed minimum income benefits business	—	25	29	(135)	(24)
Special items, after-tax:
Transaction costs associated with PBM services agreement	—	(24)	—	—	—
Charge related to reinsurance transactions	—	(507)	—	—	(20)
Charge for disability claims regulatory matter	—	(51)	—	—	—
Charge for organization efficiency plans	—	(40)	(50)	—	—
Costs associated with acquisitions	—	—	(40)	(31)	—
Litigation matters	—	—	(81)	—	—
Completion of IRS examination	—	—	—	24	—
Resolution of federal tax matter	—	—	—	—	101
Loss on early extinguishment of debt	—	—	—	—	(39)

Segment earnings (loss)	1,996	1,335	1,592	1,219	1,229
Net realized investment gains, net of taxes	106	141	31	41	50

Shareholders' net income	$2,102	$1,476	$1,623	$1,260	$1,279

Special items, pre-tax:
Transaction costs associated with PBM services agreement	$—	$(37)	$—	$—	$—
Charge related to reinsurance transactions	—	(781)	—	—	(31)
Charge for disability claims regulatory matter	—	(77)	—	—	—
Charge for organization efficiency plans	—	(60)	(77)	—	—
Costs associated with acquisitions	—	—	(53)	(39)	—
Litigation matters	—	—	(124)	—	—
Completion of IRS examination	—	—	—	38	—
Resolution of federal tax matter	—	—	—	—	155
Loss on early extinguishment of debt	—	—	—	—	(59)

	$—	$(955)	$(254)	$(1)	$65

2015 Notice of Annual Meeting of Shareholders and Proxy Statement A-1

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ANNEX A – RECONCILIATION OF NON-GAAP MEASURES   (CONTINUED)

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OPERATING BUSINESSES ADJUSTED INCOME FROM OPERATIONS RECONCILIATION (dollars in millions)

	Global Health Care			Global Supplemental Benefits			Group Disability and Life

Year Ended December 31,	2014	2013	2012	2014	2013	2012	2014	2013	2012
Adjusted income (loss) from operations	$1,646	$1,572	$1,480	$230	$183	$148	$317	$311	$281
Results of guaranteed minimum income benefits business	—	—	—	—	—	—	—	—	—
Special items, after-tax:
Transaction costs associated with PBM services agreement	—	(24)	—	—	—	—	—	—	—
Charge related to reinsurance transactions	—	—	—	—	—	—	—	—	—
Charge for disability claims regulatory matter	—	—	—	—	—	—	—	(51)	—
Charge for organization efficiency plans	—	(31)	(42)	—	(8)	(6)	—	(1)	(2)
Costs associated with acquisitions	—	—	(7)	—	—	—	—	—	—
Litigation matters	—	—	(13)	—	—	—	—	—	—
Completion of IRS examination	—	—	—	—	—	—	—	—	—
Resolution of federal tax matter	—	—	—	—	—	—	—	—	—
Loss on early extinguishment of debt	—	—	—	—	—	—	—	—	—

Segment earnings (loss)	$1,646	$1,517	$1,418	$230	$175	$142	$317	$259	$279

Special items, pre-tax:
Transaction costs associated with PBM services agreement	$—	$(37)	$—	$—	$—	$—	$—	$—	$—
Charge related to reinsurance transactions	—	—	—	—	—	—	—	—	—
Charge for disability claims regulatory matter	—	—	—	—	—	—	—	(77)	—
Charge for organization efficiency plans	—	(47)	(65)	—	(11)	(9)	—	(2)	(3)
Costs associated with acquisitions	—	—	(11)	—	—	—	—	—	—
Litigation matters	—	—	(20)	—	—	—	—	—	—
Completion of IRS examination	—	—	—	—	—	—	—	—	—
Resolution of federal tax matter	—	—	—	—	—	—	—	—	—
Loss on early extinguishment of debt	—	—	—	—	—	—	—	—	—

	$—	$(84)	$(96)	$—	$(11)	$(9)	$—	$(79)	$(3)

A-2 2015 Notice of Annual Meeting of Shareholders and Proxy Statement

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•

ANNEX B – SURVEY DATA FOR PRESIDENT – INTERNATIONAL MARKETS

•

•

ACE Limited	Manulife Financial Corporation
AFLAC Incorporated	Marsh & McLennan Companies
American International Group, Inc.	MetLife, Inc.
Allianz SE	The Phoenix Companies, Inc.
The Allstate Corporation	Principal Financial Group, Inc.
Anthem, Inc.	Protective Life Corporation
AXA Group	Prudential Financial, Inc.
Genworth Financial, Inc.	Sun Life Financial, Inc.
Great-West Financial	Transamerica Corp.
The Hartford Financial Services Group, Inc.	UnitedHealth Group, Incorporated
Humana, Inc.	Unum Group
Jackson National Life Insurance Company	Voya Financial
Lincoln National Corporation

2015 Notice of Annual Meeting of Shareholders and Proxy Statement B-1

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ANNEX C – 2015 GENERAL INDUSTRY PEER GROUP

•

•

2015 General Industry Peer Group
Abbott Laboratories	Lowe's Corporation
AbbVie Inc.	Medtronic, Inc.
Aetna Inc.	Merck & Co. Inc.
AFLAC Inc.	MetLife, Inc.
American Express Company	Morgan Stanley
American International Group, Inc.	Oracle Corporation
Amgen Inc.	Pfizer Inc.
Anthem, Inc.	Progressive Corp.
Baxter International Inc.	Prudential Financial, Inc.
Bristol-Myers Squibb Company	Sprint Nextel
Capital One Financial Corporation	T-Mobile US, Inc.
Catamaran Corporation	The Allstate Corporation
CenturyLink, Inc.	The Bank of New York Mellon Corporation
Citigroup Inc.	The Chubb Corporation
Colgate-Palmolive Co.	The Goldman Sachs Group, Inc.
Community Health Systems, Inc.	The Hartford Financial Services Group, Inc.
Computer Sciences Corporation	The PNC Financial Services Group, Inc.
eBay Inc.	The Travelers Companies, Inc.
Eli Lilly and Company	Thermo Fisher Scientific, Inc.
HCA Holdings, Inc.	U.S. Bancorp
Humana Inc.	Xerox Corporation
Kimberly-Clark Corporation

2015 Notice of Annual Meeting of Shareholders and Proxy Statement C-1

DRIVING DIRECTIONS
FOR THE 2015 ANNUAL MEETING

Windsor Marriott Hotel
Ballroom 4
28 Day Hill Road
Windsor, CT 06095

From Bradley International Airport:

  1.
  Depart Terminal Road toward Short Drive
  2.
  Keep right onto Bradley Field Connector (Road name changes to CT-20 E)
  3.
  Take ramp right for I-91 South toward Hartford
  4.
  At Exit 38B, take ramp right for Day Hill Road toward Poquonock / Windsor
  5.
  Hotel is on the right.

From the South and Downtown:

  1.
  Take I-91 North toward Springfield
  2.
  At Exit 38, take ramp right for CT-75 North toward Day Hill Rd / Summerwind / Poquonock
  3.
  Turn right onto CT-75 N / Poquonock Avenue
  4.
  Take ramp right and follow signs for Day Hill Road
  5.
  Hotel is on the right.

Admission Ticket IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 21, 2015. Vote by Internet • Go to www.envisionreports.com/ci • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X • Follow the instructions provided by the recorded message Annual Meeting Proxy Card q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board recommends a vote FOR all nominees named in Proposal 1 and FOR Proposals 2 and 3. 1. Election of Directors for terms expiring in 2018: For Against Abstain 01 - John M. Partridge For Against Abstain 02 - James E. Rogers For Against Abstain 03 - Eric C. Wiseman + For Against Abstain For Against Abstain 2. Advisory approval of Cigna’s executive compensation. 3. Ratification of appointment of PricewaterhouseCoopers LLP as Cigna’s independent registered public accounting firm for 2015. Note: Such other business as may properly come before the meeting or any postponements or adjournments thereof. B Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below The shares represented by this proxy will be voted as directed by the undersigned. Where no direction is given when a duly executed proxy is returned, such shares will be voted “For” all the nominees named in Proposal 1 and “For” Proposals 2 and 3 and will grant authority to the proxy holder to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF CIGNA CORPORATION. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. 1UPX Signature 2 — Please keep signature within the box. + 01ZMJC

Admission Ticket Cigna Corporation 2015 Annual Meeting of Shareholders Wednesday, April 22, 2015 8:00 a.m. Windsor Marriott Hotel Ballroom 4 28 Day Hill Road Windsor, Connecticut 06095 Please bring a valid photo ID to be admitted to the meeting. In addition, if you own shares in street name, bring your most recent brokerage statement or a letter from your broker or other nominee with you to the meeting so that we can verify your ownership of common stock. Please note: no cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy/Voting Instruction Card Cigna Corporation Annual Meeting of Shareholders April 22, 2015, 8:00 a.m. This proxy/voting instruction card is solicited by the Board of Directors The undersigned hereby constitutes and appoints Neil Boyden Tanner and Marguerite C. Geiger, or either of them, as proxies with full power of substitution. Each of them is hereby authorized to represent the undersigned and vote all shares of the Corporation held of record by the undersigned on February 23, 2015 at the Annual Meeting of Shareholders, to be held at the Windsor Marriott Hotel, Ballroom 4, 28 Day Hill Road, Windsor, Connecticut 06095, on Wednesday, April 22, 2015 at 8:00 a.m., or at any postponements or adjournments thereof, on the matters set forth in the Proxy Statement dated March 13, 2015. If the undersigned has voting rights with respect to shares of the Corporation’s common stock under the Cigna 401(k) Plan, the undersigned hereby directs the trustee of the Cigna 401(k) Plan to vote shares equal to the number of shares allocated to the undersigned’s accounts under the plan in accordance with the instructions given herein. If the trustee does not receive instructions by 11:59 p.m. Eastern time on Thursday, April 16, 2015, the trustee will vote such shares in the manner instructed by the Corporation’s Retirement Plan Committee. This proxy/voting instruction card is solicited on behalf of the Board of Directors of Cigna Corporation pursuant to a separate Notice of Annual Meeting and Proxy Statement dated March 13, 2015, receipt of which is hereby acknowledged. You are encouraged to specify your choices by marking the appropriate selections (either on this card or electronically), but you need not specify any choices if you wish to vote in accordance with the Board of Directors’ recommendations, so long as you submit your proxy. If you use this card to vote, you must sign it on the reverse side for your vote to be counted. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE NOMINEES NAMED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.